                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934
                       (Amendment No. __)
Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/X/      Preliminary Proxy Statement
/ /      Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
/ /      Definitive Proxy Statement
/ /      Definitive Additional Materials
/ /      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                     Norwest Advantage Funds
-----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)
-----------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/      No fee required.
/ /      Fee computed on table below per Exchange Act Rule 14a-
         6(i)(4) and 0-11.

         (1)  Title of each class of securities to which
         transaction applies:
-----------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
         applies:
-----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
-----------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
-----------------------------------------------------------------
         (5)  Total fee paid:
-----------------------------------------------------------------
/ /      Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:
         (2)  Form, Schedule or Registration Statement No.:
         (3)  Filing Party:
         (4)  Date Filed:

















































                                2
47180160.CZ3

                                                      PRELIMINARY

                   NORWEST ADVANTAGE FUNDS(R)

                       Two Portland Square
                     Portland, Maine  04101
                  _____________________________

            NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                  _____________________________


To the Shareholders of Norwest Advantage Funds (the "Trust"):

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of

         Cash Investment Fund
         Ready Cash Investment Fund
         U.S. Government Fund
         Treasury Fund
         Municipal Money Market Fund
         Stable Income Fund
         Intermediate Government Income Fund
         Diversified Bond Fund
         Income Fund
         Total Return Bond Fund
         Limited Term Tax-Free Fund
         Tax-Free Income Fund
         Colorado Tax-Free Fund
         Minnesota Tax-Free Fund
         Conservative Balanced Fund
         Moderate Balanced Fund
         Growth Balanced Fund
         Index Fund
         Income Equity Fund
         ValuGrowth(SM) Stock Fund
         Diversified Equity Fund
         Growth Equity Fund
         Large Company Growth Fund
         Small Company Stock Fund
         Small Company Growth Fund
         Small Cap Opportunities Fund
         Contrarian Stock Fund
         International Fund

___________________
(R) (SM) These registered marks are used under license from their owner, Norwest Bank Minnesota, N.A.

the twenty-eight series of the Trust (the "Funds"), will be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on April 30, 1997 at 10:00 a.m. Eastern Time. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

1.  For shareholders of all Funds:

    To elect the Trustees of the Trust, each to hold office until his successor is duly elected and qualified.

2.  For shareholders of all Funds:

    To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending
    May 31, 1997.

3.  For shareholders of all Funds:

    To approve a new investment policy permitting a Fund to invest all or a portion of its assets in one or more investment companies and related amendments to certain fundamental investment policies and the Fund's investment advisory agreement to accommodate these investments.

4.  For shareholders of Diversified Equity Fund, Growth Equity
    Fund, Conservative Balanced Fund, Moderate Balanced Fund,
    Growth Balanced Fund and Diversified Bond Fund:

    To approve changes to the Fund's current advisory fee structure, including payment to Norwest Bank Minnesota, N.A.
    of a fee for asset allocation services.

5.  For shareholders of Cash Investment Fund:

    To approve changes to the Fund's investment advisory fee structure related to the equal investment of the Fund's assets in two Core Portfolios.

6.  For shareholders of each of Stable Income Fund, Diversified
    Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund and Growth Balanced Fund:

    To approve a subadvisory agreement among Norwest, Galliard
    Capital Management, Inc., and the Trust, on behalf of the Fund.

7.  For shareholders of each of Large Company Growth Fund, Small
    Company Growth Fund, Conservative Balanced Fund, Moderate
    Balanced Fund, Growth Balanced Fund, Diversified Bond Fund,
    Diversified Equity Fund and Growth Equity Fund:

    To approve subadvisory agreements among Norwest, Peregrine
    Capital Management, Inc., and the Trust, on behalf of the Fund.

8.  For shareholders of each of Contrarian Stock Fund, Total
    Return Bond Fund, Diversified Bond Fund, Conservative
    Balanced Fund, Moderate Balanced Fund and Growth Balanced
    Fund:

    To approve subadvisory agreements among Norwest, United
    Capital Management and the Trust, on behalf of the Fund.

9.  For shareholders of Municipal Money Market Fund, Diversified
    Bond Fund, Income Fund, Income Equity Fund, Small Company
    Growth Fund and ValuGrowth Stock Fund:

    To approve an amendment to the Fund's investment objective.

         The Board of Trustees of the Trust has fixed the close of business on February 25, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or adjournments thereof.

                             By order of the Board of Trustees,


                             David I. Goldstein
                             Vice President and Secretary


Portland, Maine
March __, 1997

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

                                                      PRELIMINARY
                   NORWEST ADVANTAGE FUNDS(R)

                       Two Portland Square
                      Portland, Maine 04101
                  _____________________________

                         PROXY STATEMENT
                  _____________________________

                 Special Meeting of Shareholders
                  To Be Held on April 30, 1997

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the
"Board") of Norwest Advantage Funds (the "Trust"), a Delaware business trust, from shareholders of

         Cash Investment Fund
         Ready Cash Investment Fund
         U.S. Government Fund
         Treasury Fund
         Municipal Money Market Fund
         Stable Income Fund
         Intermediate Government Income Fund
         Diversified Bond Fund
         Income Fund
         Total Return Bond Fund
         Limited Term Tax-Free Fund
         Tax-Free Income Fund
         Colorado Tax-Free Fund
         Minnesota Tax-Free Fund
         Conservative Balanced Fund
         Moderate Balanced Fund
         Growth Balanced Fund
         Index Fund
         Income Equity Fund
         ValuGrowth(SM) Stock Fund
         Diversified Equity Fund
         Growth Equity Fund
         Large Company Growth Fund
         Small Company Stock Fund
         Small Company Growth Fund
         Small Cap Opportunities Fund
         Contrarian Stock Fund
         International Fund

___________________
(R) (SM) These registered marks are used under license from their owner, Norwest Bank Minnesota, N.A.

(the "Funds"), the twenty-eight series of the Trust, to be voted at the Special Meeting of Shareholders of the Trust to be held at the offices of Forum Financial Services, Inc. ("Forum"), Two Portland Square, Portland, Maine 04101 on April 30, 1997 at 10:00 a.m. Eastern time, and any adjournment thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The following table summarizes the proposals upon which the shareholders are being requested to vote (the "Proposals") and indicates which shareholders are entitled to vote on each Proposal.

    Proposal                                Fund

1.  To elect the Trustees of the       All Funds, voting together
    Trust

2.  To ratify selection of the         All Funds, voting together
    independent auditors of the
    Trust

3.  To approve a new investment        All Funds, voting
    policy and to amend certain        separately
    fundamental investment policies
    and the Fund's investment
    advisory agreement

4.  To approve changes to the          Growth Equity Fund,
    Fund's current advisory fee        Conservative Balanced
    structure, including the           Fund, Moderate Balanced
    payment of an asset                Fund, Growth Balanced
    allocation fee                     Fund, Diversified Equity
                                       Fund, Diversified Bond
                                       Fund, voting separately

5.  To approve changes to the          Cash Investment Fund
    the Fund's advisory fee
    structure related to the
    investment of the Fund's
    assets in two Core Portfolios

6.  To approve a subadvisory           Stable Income Fund,
    agreement with Galliard            Diversified Bond Fund,
    Capital Management, Inc.           Conservative Balanced
                                       Fund, Moderate Balanced
                                       Fund and Growth Balanced
                                       Fund, voting separately

7.  To approve a subadvisory           Large Company Growth Fund,
    agreement with Peregrine           Small Company Growth Fund,
    Capital Management, Inc.           Conservative Balanced
                                       Fund, Moderate Balanced

                                       Fund, Growth Balanced
                                       Fund, Diversified Bond
                                       Fund, Diversified Equity
                                       Fund and Growth Equity
                                       Fund, voting separately

8.  To approve a subadvisory           Contrarian Stock Fund,
    agreement with United              Total Return Bond Fund,
    Capital Management, a              Diversified Bond Fund,
    division of Norwest Bank           Conservative Balanced
    Colorado, N.A.                     Fund, Moderate Balanced
                                       Fund and Growth Balanced
                                       Fund, voting separately

9.  To amend the Fund's investment     Municipal Money Market
    objective                          Fund, Diversified Bond
                                       Fund, Income Fund, Income
                                       Equity Fund, Small Company
                                       Growth Fund and ValuGrowth
                                       Stock Fund, voting
                                       separately

         The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying form of Proxy on or about March __, 1997. The Trust will furnish to each person to whom the Proxy Statement is delivered, a copy of each Fund's Annual Report to Shareholders dated May 31, 1996 and Semi-annual Report to Shareholders dated November 30, 1996, upon request and without charge. To request copies, please telephone Norwest Bank Minnesota, N.A. ("Norwest"), the transfer agent of the Trust, at 800-338-1348.

         The solicitation of proxies will be primarily by mail but may also include telephone or oral communications by the officers of the Trust or by regular employees of Norwest, the investment adviser of the Funds, Forum or their affiliates. Currently, neither Norwest or the Trust have engaged a proxy solicitation firm. Norwest may determine in the future to engage a proxy solicitation firm, at its own expense.

         The Trust is a registered, open-end, management investment company whose shares of beneficial interest are divided into twenty-eight separate series (collectively, the "Shares"). The Shares may be voted in person at the Meeting or by proxy. Each whole Share is entitled to one vote and each fractional Share is entitled to a proportionate fractional vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting, and any adjournment thereof, in accordance with the instructions marked thereon or otherwise provided therein. Broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or counted as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker lacks discretionary voting authority.

         Unless instructions to the contrary are marked, proxies will be voted FOR the election of each nominee for Trustee and FOR the approval of the remaining Proposals described in this Proxy Statement that pertain to the shareholder submitting the proxy. A proxy may be revoked by a shareholder at any time prior to the exercise thereof by giving written notice to Norwest, the Trust's transfer agent, at 733 Marquette Avenue, Minneapolis, Minnesota 55479-0040, by signing and mailing another proxy of a later date or by personally casting a vote at the Meeting. A shareholder who intends to revoke a proxy by personally casting a vote at the Meeting, should be prepared to present to representatives of Forum a copy of the previously submitted proxy. In completing proxies, shareholders should be aware that checking the box labeled ABSTAIN with respect to a Proposal will result in the Shares covered by the proxy being treated as if they were voted AGAINST the Proposal.

         If a quorum is present at the Meeting, but sufficient votes to approve one or more of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to those Proposals. With respect to Proposals One and Two, the presence in person or by proxy of the holders of one-third of the Trust's Shares entitled to vote constitutes a quorum. With respect to the other Proposals, the presence in person or by proxy of the holders of one-third of the Shares of a Fund entitled to vote constitutes a quorum for that Fund. An adjournment with respect to a Proposal will require the affirmative vote of a majority of Shares entitled to vote on the Proposal represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies that they are entitled to vote FOR such an adjournment; provided, however, any proxies required to be voted against a Proposal will be voted AGAINST an adjournment with respect to that Proposal.
In the event of any adjournment, the Trust will continue to solicit proxies for Shares on Proposals for which the Meeting has been adjourned.

         All Shares of the Trust will vote together on Proposals One and Two and Shares of each Fund entitled to vote on any other Proposal will vote separately from Shares of other Funds entitled to vote on that Proposal. The Board has fixed the close of business on February 25, 1997 for determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof.

         Election of each Trustee pursuant to Proposal One requires the affirmative vote of a plurality of the Shares of the Trust voting at the Meeting. Approval of Proposal Two requires the affirmative vote of a majority of the Shares of the Trust voted in person or by proxy at the Meeting. Approval of each other Proposal requires the affirmative vote of "a majority of the outstanding voting securities" of a Fund or the Trust, as appropriate, as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), which means the affirmative vote of the lesser of (a) 67% or more of the Shares present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding Shares are present or represented by proxy at the Meeting or (b) more than 50% of the outstanding Shares (a "Majority").

                       PROPOSAL ONE

                   ELECTION OF TRUSTEES

         Shareholders of all Funds, voting together, are entitled to vote on Proposal One. Approval of this Proposal with respect to a Trustee requires the affirmative vote of the holders of a plurality of the outstanding Shares of the Trust voting at the Meeting.

         At the Meeting, all of the Trustees will be elected to serve until their successors are elected and qualified. The nominees are Robert C. Brown, Donald H. Burkhardt, James
C. Harris, John Y. Keffer, Richard M. Leach, John S. McCune, Timothy J. Penny and Donald C. Willeke. Messrs. Harris, Keffer and Leach are current Trustees of the Trust and were elected, to fill vacancies on the Board, by shareholders in 1988. Messrs. Brown and Burkhardt are current Trustees of the Trust and were elected by shareholders in 1993. Messrs. Willeke and Penny are current Trustees of the Trust and were each elected by the other members of the Board, to fill vacancies, at meetings of the Board held on July 24-25, 1995 and October 1, 1995, respectively. Mr. McCune is not currently a Trustee of the Trust.

         It is being proposed that shareholders elect each Trustee and Mr. McCune (the "nominees"). Each nominee has consented to serve or continue to serve as a Trustee if elected. The Board knows of no reason why any of the nominees would be unable to serve, but in the event a nominee is unable to serve, the proxies received will be voted for such substitute nominee or nominees as the Board may recommend.

         Certain information regarding each Trustee and Mr.
McCune is provided below, including a description of their principal occupation and business experience for the last five years. Mr. Brown is an "interested person" of the Trust as defined in the 1940 Act by virtue of his ownership of stock of the parent of Norwest and Mr. Keffer is an "interested person" by virtue of his position with Forum
Financial Services, Inc., distributor of the Shares of the Trust. Mr. McCune is an "interested person" by virtue of his position with Norwest Investment Services, Inc., an affiliate of Norwest. Messrs. Brown, Keffer and McCune are identified below with an asterisk.

Robert C. Brown, Age 65, Trustee*

    Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation since February 1993. Prior thereto, he was Manager of Capital Markets Group, Norwest Corporation, a multi-bank holding company and parent of Norwest, until 1991.

Donald H. Burkhardt, Age 70, Trustee

    Principal of The Burkhardt Law Firm.

James C. Harris, Age 76, Trustee

    President and sole Director of James C. Harris & Co., Inc. (a financial consulting firm). Mr. Harris is also a liquidating
    Trustee and former Director of First Midwest Corporation (a small business investment company).

John Y. Keffer, Age 54, Chairman and President*

    President and owner, Forum Financial Services, Inc. (a registered broker-dealer), Forum Administrative Services Limited Liability Company, Forum Financial Corp. (a registered transfer agent) and other companies within the Forum Financial Group of companies. Mr. Keffer is a Director, Trustee and/or officer of various registered investment companies for which Forum Financial Services, Inc., or its affiliates, serves as manager, administrator or distributor.

Richard M. Leach, Age 63, Trustee

    President of Richard M. Leach Associates (a financial consulting firm) since 1992. Prior thereto, Mr. Leach was Senior Adviser of Taylor Investments (a registered investment adviser), a Director of Mountainview Broadcasting (a radio station) and Managing Director of Digital Techniques, Inc. (an interactive video design and manufacturing company).

John S. McCune, age 51, nominee*

    President, Chief Executive Officer and Director of Norwest Investment Services, Inc. since 1991. Mr. McCune also serves as a member of the Municipal Securities Rulemaking Board and is a member of the American Bankers Association and Sales Managers Association.

Timothy J. Penny, Age 45, Trustee

    Senior Counselor to the public relations firm of Himle-Horner since January 1995 and Senior Fellow at the Humphrey
    Institute, Minneapolis, Minnesota since January 1995. Prior thereto, Mr. Penny was the Representative to the United
    States Congress from Minnesota's First Congressional
    District.

Donald C. Willeke, Age 56, Trustee

    Principal of the law firm of Willeke & Daniels.

         During the Trust's fiscal year ended May 31, 1996, the Board met four times. All of the Trustees serving attended each meeting. The Trust maintains a Nominating Committee and an Audit Committee of the Board, each of which is composed of Trustees who are not "interested persons" of the Trust as defined in the 1940 Act (the "Independent Trustees"). Messrs. Harris, Leach, Burkhardt, Willeke and Penny are the current members of those committees. The Nominating Committee selects all Independent Trustees for nomination to the Board and met three times during the fiscal year ended May 31, 1996; all of the committee members except Mr. Leach attended each meeting; Mr. Leach attended two of the three meetings. The Nominating Committee accepts nominations from shareholders of the Trust. Such nominations should be submitted to the Committee in care of the Secretary of the Trust. The Audit Committee selects the Trust's independent auditors and meets to discuss the scope of the auditors' engagement and to review the financial statements of the Trust and the results of the auditors' examination thereof. The Audit Committee met three times during the fiscal year ended May 31, 1996; [all] of the committee members attended each meeting.

TRUSTEE COMPENSATION:

         Each Trustee is paid by the Trust a quarterly retainer fee for the Trustee's service to the Trust and to Norwest Select Funds, a separate registered open-end management investment company for which each Trustee serves as trustee, of $5000. In addition, each Trustee is paid $3,000 for each quarterly Board meeting attended (whether in person or by electronic communication) and is paid $1,000 for each telephonic Board or Committee meeting attended on a date when a Board meeting is not held. Trustees are also reimbursed for travel and related expenses incurred in attending Board or Committee meetings held when a Board meeting is not held. Mr. Keffer currently is, and, if elected as a Trustee, Mr. McCune would be, neither compensated nor reimbursed for his expenses in connection with serving as Trustee. No officer of the Trust is compensated by the Trust.

         Mr. Burkhardt, Chairman of the Trust's and Norwest
Select Fund's Audit Committees, receives additional compensation of $6,000 from the Trust and Norwest Select Funds[, allocated pro rata between the Trust and Norwest Select Funds based upon relative net assets,] for his services as Chairman.

         The following table provides the aggregate compensation paid to the Trustees of the Trust by the Trust and by the Trust and Norwest Select Funds, combined. Norwest Select Funds has a December 31 fiscal year end. Information is presented for the twelve-month period ended May 31, 1996, the most recent fiscal year end of the Trust.

                                             Total Compensation
                   Total Compensation        From the Trust and
                     From the Trust         Norwest Select Funds

Mr. Brown             $28,974                  $29,000
Mr. Burkhardt         $36,223                  $36,250
Mr. Harris            $27,975                  $28,000
Mr. Leach             $32,970                  $33,000
Mr. Penny             $15,985                  $16,000
Mr. Willeke           $29,973                  $30,000

Neither the Trust nor Norwest Select Funds has adopted any form of retirement plan covering Trustees or officers. For the twelve-month period ended May 31, 1996, expenses of the Trustees (other than Mr. Keffer) totaled $30,408, and expenses of the trustees of Norwest Select Funds totaled $27.

         As of February 25, 1997, the Trustees and officers of the Trust as a group owned less than 1% of the Shares of each Class of each Fund.

                          PROPOSAL TWO

             RATIFICATION OF SELECTION OF KPMG PEAT
        MARWICK LLP AS INDEPENDENT AUDITORS OF THE TRUST

         Shareholders of all Funds, voting together, are entitled to vote on Proposal Two. Approval of this Proposal requires the approval of a majority of the outstanding Shares of the Trust.

         The Board of Trustees recommends that the shareholders of the Funds ratify the selection of KPMG Peat Marwick LLP to audit the accounts of the Funds for the fiscal year of each Fund ending May 31, 1997. Their selection was approved by a unanimous vote, cast in person, at a meeting of the Board held on July 29-30, 1996. KPMG Peat Marwick LLP has audited the accounts of the Trust for the fiscal years ended May 31, 1996, 1995 and 1994, as well as for the fiscal year ended October 31, 1995 with respect to those Funds that had that fiscal year end. For prior fiscal periods another audit firm acted as independent accountants of the Trust's predecessor corporation. KPMG Peat Marwick LLP does not have any direct or indirect financial interest in the Trust or any Fund of the Trust. [A representative of KPMG Peat Marwick LLP is expected to attend the Meeting and to have the opportunity to make a statement and to respond to appropriate questions from the shareholders.]

         The Board recommends that the shareholders vote FOR the ratification of the selection of KPMG Peat Marwick LLP as independent auditors of the Trust.

                         PROPOSAL THREE

               APPROVAL OF A NEW INVESTMENT POLICY
          PERMITTING A FUND TO INVEST ALL OR A PORTION
        OF ITS ASSETS IN ONE OR MORE INVESTMENT COMPANIES
          AND RELATED AMENDMENTS TO CERTAIN FUNDAMENTAL
          INVESTMENT POLICIES AND THE FUND'S INVESTMENT
       ADVISORY AGREEMENT TO ACCOMMODATE THESE INVESTMENTS

Shareholders of all Funds, voting separately by Fund, are entitled to vote on Proposal Four. Approval of this Proposal with respect to a Fund requires the approval of a Majority of the outstanding Shares of the Fund.

INTRODUCTION

         General. Approval of this Proposal would enable a Fund to invest its assets in a master-feeder or fund-of-funds structure. In a master-feeder structure, a Fund seeks to achieve its investment objective by investing in a single investment company having substantially the same investment objective, policies and risk profile as the Fund. In a fund-of-funds structure, a Fund diversifies its assets by investing in two or more investment companies, each with different investment objectives, policies and risk profiles. These structures are referred to as "Core and Gateway(R) structures." A Fund investing in either type of Core and Gateway structure would continue to pursue its current investment objective through investment in one or more investment companies, referred to herein as "Core Portfolios." The Core Portfolio in turn would invest directly in the securities of individual issuers. A Fund investing in one or more Core Portfolios pursuant to either Core and Gateway structure may be referred to as a "Gateway Fund."

         The primary reason to use a Core and Gateway structure is to provide a mechanism to pool, in a single Core Portfolio, the common investments of a number of Gateway Funds and other investors in the Core Portfolio. Accordingly, management expects that, upon approval of this Proposal and implementation of the policies described herein, the assets of more than one Gateway

_____________________
(R) This registered mark is used under license from its owner, Forum Financial Services, Inc.

 Fund will be pooled in each Core Portfolio. That pooling of assets is designed to create a larger asset base for each Gateway Fund in order to provide investment and administrative efficiencies, economies of scale and lower expense ratios. See "Evaluation by the Board" below. However, there can be no assurance that any Fund's total expenses will be reduced as a result of the Fund's investment in a Core and Gateway structure.

         The following illustration compares a traditional mutual fund structure (wherein a Fund invests directly in portfolio securities) with a master-feeder and a fund-of-funds structure.






[INSERT DIAGRAM]










         Approval of this Proposal will effect different Funds in different ways. As described in more detail below, certain Funds currently intend to convert to a Core and Gateway structure upon approval of this Proposal. Other Funds seek approval of this Proposal to convert to a Core and Gateway structure in the future without obtaining shareholder approval at that time. In addition, a number of the Funds currently have the ability to convert to a Core and Gateway structure without obtaining shareholder approval (or currently operate pursuant to a Core and Gateway Structure) and seek approval of this Proposal solely to standardize the form of fundamental investment policies of the Funds. Unless canceled or delayed, the pending conversions described herein would occur on or about May 31, 1997. All costs of the conversions will be borne by the Fund involved. See "Effect on the Funds" below.

         Specific Approvals Under This Proposal. Approval by shareholders of a Fund of this Proposal will be deemed approval of the following new non-fundamental investment policy:

         Notwithstanding any other investment policy or restriction (whether fundamental or non-fundamental) of the Fund, the Fund may seek to attain its investment objective by investing all or a portion of its investable assets in one or more investment companies to the extent permitted by law.

         In addition, approval of this Proposal will be deemed to be approval of an amendment to each Fund's fundamental investment restrictions regarding diversification and concentration. The amendments will clarify that the diversification and concentration restrictions of a Fund operating in a Core and Gateway structure apply to the portfolio securities of the Core Portfolios in which the Fund invests rather than to the interests in the Core Portfolios held by the Fund as its portfolio securities. These amendments are discussed below under "Amendments to Investment Policies."

         Approval of this Proposal also will be deemed to be approval of an amendment to each Fund's investment advisory agreement that will enable Norwest to provide the advisory services necessary to accommodate the investment of any Fund in a fund-of-funds structure in reliance on the new investment policy. The amendments to the advisory agreements are discussed below under "Amendments to the Advisory Agreements."

         Upon approval of this Proposal, a Fund could convert to a Core and Gateway structure upon a determination by the Board that the conversion is in the best interests of the Fund and its shareholders. A Fund would provide shareholders prior notice of a conversion but would not seek prior shareholder approval. The Board would retain the right to withdraw a Fund's investment in a Core Portfolio at any time, and the Fund could thereafter resume investing directly in individual securities or could re-invest its assets in another Core Portfolio.

         The conversion to a Core and Gateway structure would be accomplished by transferring each converting Fund's assets to the appropriate Core Portfolio in exchange for an interest in the Core Portfolio equal in value to the assets transferred. Each converting Fund's assets would be transferred in kind to the Core Portfolio(s) and valued in accordance with the Fund's normal valuation procedures. The conversion would not affect the net asset value of the shares of a Fund.

CORE AND GATEWAY STRUCTURES

         General. As described under "Effect on the Funds" below, certain Funds intend, upon approval of this Proposal, to invest all or a portion of their assets in one or more Core Portfolios. The Core Portfolios will be separate series of Core Trust (Delaware) ("Core Trust"), an open-end, registered investment company that was formed as a Delaware business trust in 1994.

         Core Trust currently has eight active portfolios, four of which are Core Portfolios for five Funds that operate pursuant to a Core and Gateway structure. It is anticipated that, at the meeting of the board of trustees of Core Trust (the "Core Board") to be held on March 13, 1997, the Core Board will authorize and establish additional series of Core Trust to serve as additional Core Portfolios. The proposed investment objectives and policies of the Core Portfolios are set forth in Appendix A to this Proxy Statement.

         Each Core and Gateway structure and its corresponding risks are described separately below. Aspects of the structures that are similar are described below under "Common Aspects of the Core and Gateway Structures."

         Master-Feeder. In a master-feeder structure, a Fund would hold as its primary asset an interest in a Core Portfolio that has substantially the same investment objective and policies as the Fund. In addition, to the extent necessary to manage cash balances, a Gateway Fund could invest directly in cash and cash equivalents or in another Core Portfolio operating as a money market fund. The Fund would otherwise continue its normal operations. The structure is designed to achieve economies of scale and investment and administrative efficiencies by allowing a Fund to pool its assets with the assets of other entities investing in the Core Portfolio.

         The Core Portfolios offer their shares only to institutional shareholders. Other pooled investment vehicles that invest in the Core Portfolio, including other mutual funds, may be marketed in different ways than those used by a particular Fund or to different types of investors than those investing in that Fund. Another mutual fund investing in a Core Portfolio might sell fund shares to the general public at a different public offering price than the Funds' Shares and could have different fees and expenses than the Funds.

         Under certain circumstances, a Core Portfolio may hold a meeting of interestholders in order to obtain their approval of a change to the Portfolio's operations. As an interestholder of a Core Portfolio, a Fund would be entitled to vote on the approval in proportion to the Fund's relative interest in the Core Portfolio. A Fund investing through a master-feeder structure will hold a meeting of its shareholders to obtain instructions on how to vote its interest in the Core Portfolio and will vote its interests in a Core Portfolio in proportion to the votes cast by the Fund's shareholders on that issue only when those votes are required by law. In other circumstances, the Board will vote the

Fund's interest in the Core Portfolio in accordance with the best interests of the shareholders of the Fund.

         If there are other investors in a Core Portfolio, there can be no assurance that a vote of all the interestholders of the Core Portfolio would result in the same outcome as a vote of the shareholders of the Fund. If the outcome of a Core Portfolio vote were not consistent with the vote of the shareholders of the Fund, the Board would consider whether it was still in the best interests of the Fund and its shareholders to invest in the Core Portfolio.

         Subject to applicable legal requirements, the Fund will not seek instructions from its shareholders with respect to (i) any proposal relating to a Core Portfolio that, if made with respect to the Fund, would not require the vote of Fund shareholders or (ii) any proposal relating to the Core Portfolio that is substantially the same as a proposal previously approved by the Fund's shareholders.

         Fund-of-Funds. In a fund-of-funds structure, a Gateway Fund would hold as its assets interests in two or more Core Portfolios and, to the extent it managed a portion of its assets directly, individual securities of other issuers. The Fund would otherwise continue its normal operations. A Fund would invest in a number of different Core Portfolios to obtain greater diversification and achieve economies of scale and investment and administrative efficiencies by pooling its assets with the assets of other entities investing in the Core Portfolios.

         Investment through percentage allocations consistent with the Fund's investment objective and policies in a number of Core Portfolios, each with different investment objectives or styles, is intended to increase asset diversification and to reduce the risk of relying on a single investment style. A Fund would convert to a fund-of-funds structure if the Board determined it was in the best interests of the Fund to follow a "multi-style" investment approach in which the Fund's assets would be allocated among several Core Portfolios.

         A Gateway Fund would be able to rebalance its investments in the Core Portfolios periodically to ensure that the Fund continued to operate in accordance with its stated percentage allocations. A Gateway Fund would, in general, allocate its investments in the Core Portfolios within specified ranges that are subject to Board approval. The percentage allocations within the specified ranges could be changed by Norwest at any time to the extent consistent with the Fund's investment objective.

         When business or financial conditions warrant, a Gateway Fund would assume a temporary defensive position and directly invest without limit in cash or prime quality cash equivalents. During periods when and to the extent that a Gateway Fund assumes a temporary defensive position, a Gateway Fund's assets would be invested outside of the specified ranges approved by the Board.

         If a Core Portfolio holds a meeting of interestholders to obtain their approval of a change in the Portfolio's operations, as an interestholder of a Core Portfolio, a Fund will be entitled to vote in proportion to its relative interest in the Core Portfolio. A Gateway Fund investing through a fund-of-funds structure will not, in general, hold a shareholder meeting when a Core Portfolio is conducting a meeting of its interestholders.
As with any direct investment in securities, the Board would vote the Fund's interests in the Core Portfolio in the best interests of the shareholders of the Fund.

         If there are other investors in a Core Portfolio, there can be no assurance that the vote of the Board on behalf of a Gateway Fund would be able to determine the outcome of the vote. If the outcome of a Core Portfolio vote were not consistent with the vote of the Board, the Board would consider whether it was still in the best interests of the Gateway Fund and its shareholders to invest in the Core Portfolio.

         Common Aspects of the Core and Gateway Structures. A Fund will invest in a Core Portfolio on the same terms and conditions as any of the other investors in the Core Portfolio and will bear a proportionate share of the Core Portfolio's expenses.

         The Board will retain the right to redeem a Fund's investment in a Core Portfolio at any time if the Board determines that it is in the best interests of the Fund and its shareholders to do so. A Fund might withdraw, for example, if the Fund were outvoted by other investors in the Core Portfolio on an important issue, such as changing the investment objective or policies of the Core Portfolio in a manner not acceptable to the Board. A withdrawal could result in an in-kind distribution of portfolio securities (as opposed to a cash distribution) to the Fund by the Core Portfolio.

[describe pending exemptive application with respect to in-kind redemptions to 5% shareholders]

         If a Fund decided to convert securities received upon a withdrawal to cash, it usually would incur brokerage fees or other transaction costs. If a Fund withdrew its investment from a Portfolio, the Board would consider what action should be taken to manage the withdrawn assets, including management of the

Fund's assets in accordance with its investment objectives and policies by Norwest or investment of the assets in another Core Portfolio. The inability of a Fund to find a suitable replacement investment, in the event the Board decided not to permit Norwest to manage the Fund's assets directly, could have a significant impact on the shareholders of the Fund.

         Each investor in a Core Portfolio, including the Funds, will be liable for all obligations of the Core Portfolio in which it invests but not for the obligations of any other portfolio of Core Trust. The risk to investors in the Core Portfolios of incurring financial loss on account of that liability, however, would be limited to circumstances in which a Portfolio was unable to meet its obligations. Upon liquidation of a Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

         A Fund's investments in a Core Portfolio could be affected by the actions of other large investors in the Core Portfolio. For example, if a Core Portfolio had another large investor that redeemed its interest in the Core Portfolio, the Fund and the Core Portfolio's remaining investors could experience higher pro rata operating expenses and resulting lower returns.

         Investment of a Fund's assets in a Core Portfolio would affect the Fund's current arrangements for custodial, management and administrative services. As a result of the investment, some of those services would be provided by the service providers of the relevant Core Portfolio while others would continue to be provided directly to the Fund. Except as described in Proposal Five, the overall rate at which a Fund would bear costs for the provision of investment advisory and other services would remain unchanged.

         Tax Consequences. Management of the Trust would proceed with a conversion to a Core and Gateway structure only upon receipt of an opinion of counsel to the effect that neither a contribution of the Fund's investment assets to a Core Portfolio in exchange for an interest in the Core Portfolio nor a withdrawal of a Fund's assets from a Core Portfolio would result in the recognition of gain or loss to the Fund for federal income tax purposes.

         As a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), a Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders its net investment income and net realized capital gain in accordance with the timing requirements imposed by the Code. Under current law, so long as a Fund qualifies as a regulated investment company for federal income tax purposes, the Fund itself is not liable for any income, corporate excise or franchise taxes in the state of Delaware.
Any Core Portfolio in which the Board would invest the investment assets of a Fund will conduct its operations in a manner such that it also will not be required to pay any federal or state income or corporate excise or franchise taxes.

AMENDMENTS TO THE ADVISORY AGREEMENTS

         Approval of this Proposal constitutes approval of conforming changes to the investment advisory agreements between Norwest and the Trust on behalf of the Funds (the "Advisory Agreements") that would accommodate the investment by a Fund in a fund-of-funds structure. Specifically, the Advisory Agreements would be amended to address the provision by Norwest of asset allocation services (described more fully below) with respect to any Fund that seeks to obtain its investment objective by investing varying amounts of its assets in two or more Core Portfolios. Also, the Advisory Agreements would be amended to provide that Norwest would neither render nor receive a fee for its portfolio management services with respect to the assets of a Fund that are invested in a Core Portfolio, or other open-end investment company pursuant to a Core and Gateway structure.

         Asset allocation services are separate and distinct from portfolio management services. Subject to the general supervision of the Board, and in accordance with the investment objective and policies of a Fund using the fund-of-funds structure, Norwest would allocate and reallocate the Fund's assets among the Core Portfolios in which it invests and would rebalance the portfolio allocations. Norwest would continue to be responsible for any direct investments made by a Fund.

         For its asset allocation services, Norwest would be entitled to an annual asset allocation fee equal to 0.25% of the average daily net assets of a Fund invested in two or more Core Portfolios. Norwest would continue to be entitled to receive the contractual advisory fee set forth in a Fund's Prospectus with respect to Fund assets invested directly in securities. Fund shareholders will not in the future be requested to approve the payment of the asset allocation or any other advisory fee upon conversion by the Fund to a fund-of-funds structure if the aggregate of any asset allocation fee and all direct and indirect advisory fees to be paid by the Fund is less than or equal to the current amount of the contractual advisory fee payable by the Fund.

         Shareholders of each of Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund, Growth Equity Fund and Diversified Bond Fund are being requested separately in Proposal Five to consider and approve the immediate imposition of an asset allocation fee that, absent agreed to waivers, could exceed the contractual advisory fee currently payable by the Fund. Shareholders of Cash Investment Fund are being requested separately in Proposal Six to consider and approve a conversion to a fund-of-funds structure because it entails the imposition of certain indirect advisory fees that, absent agreed to waivers, could exceed the contractual advisory fee currently payable by the Fund.

         In addition to the amendments described above, the Advisory Agreements of the Funds would be consolidated into a single Agreement. Except described in this Proxy Statement, that Agreement would be the same in all material respects as each Fund's current advisory agreement. A copy of the Advisory Agreement, which has been marked to indicate the changes proposed herein is attached as Appendix A to this Proxy Statement.

AMENDMENTS TO INVESTMENT POLICIES

         Upon Approval of this Proposal by the shareholders of a Fund, the Fund will amend its investment policies regarding diversification and concentration that otherwise would be inconsistent with the conversion of the Fund to a Core and Gateway structure. The amendments described below will not in any other way affect the manner in which a Fund currently operates. The Funds' current diversification and concentration policies, which are set forth in Appendix B to this Proxy Statement, will be superseded or supplemented by the policies stated below.

         Fund policies that are designated as fundamental may not be changed without the approval of the holders of a Majority of the outstanding Shares of the Fund. Non-fundamental policies may be changed by the Board without shareholder approval.

         Diversification - Cash Investment Fund, Ready Cash Investment Fund, U.S. Government Fund, Treasury Fund, Municipal Money Market Fund, Stable Income Fund, Intermediate Government Income Fund, Diversified Bond Fund, Income Fund, Total Return Bond Fund, Limited Term Tax-Free Fund, Tax-Free Income Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Index Fund, Income Equity Fund, ValuGrowth Stock Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Small Company Stock Fund, Small Company Growth Fund, Small Cap Opportunities Fund, Contrarian Stock Fund and International Fund. Each of these Funds is "diversified" as that term is defined in the 1940 Act. Upon approval of this Proposal by the shareholders of a Fund, the following fundamental investment restriction will replace the Fund's existing fundamental restriction regarding diversification:

         The Fund may not, with respect to 75% of its assets, purchase a security (other than a U.S.
         Government security or a security of an investment company) if, as a result: (i) more than 5% of the Fund's total assets would be invested in the securities of a single issuer, or (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

         Diversification - Colorado Tax-Free Fund and
Minnesota Tax-Free Fund. Each of these Funds is "non-diversified" as that term is defined in the 1940 Act. Upon approval of this Proposal by the shareholders of a Fund, the following fundamental investment restriction will replace the Fund's existing fundamental restriction regarding diversification:

         The Fund is "non-diversified" as that term is defined in the 1940 Act.

         In addition, each non-diversified Fund will adopt the following non-fundamental investment restriction that will replace the Fund's existing non-fundamental investment restriction regarding diversification:

         To the extent required to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund may not purchase a security (other than a U.S. Government security or a security of an investment company) if, as a result: (i) with respect to 50% of its assets, more than 5% of the Fund's total assets would be invested in the securities of any single issuer; (ii) with respect to 50% of its assets, the Fund would own more than 10% of the outstanding securities of any single issuer; or (iii) more than 25% of the Fund's total assets would be invested in the securities of any single issuer.

         Concentration-All Funds. Upon approval of this Proposal by the shareholders of a Fund, the following clause will supersede the first clause of the Fund's existing fundamental investment restriction regarding concentration:

         The Fund may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry.

In addition, the following clause will supplement the restriction:

         This limitation is inapplicable to the Fund's investment, to the extent permitted by the 1940
         Act, of all or a portion of its assets in one or more open-end management investment companies.

EFFECT ON THE FUNDS

         Approval of this Proposal will effect each of the Funds in a different manner.

         Cash Investment Fund, U.S. Government Fund, Treasury Fund, Municipal Money Market Fund, Income Fund, Tax-Free Income Fund, Minnesota Tax-Free Fund, Colorado Tax-Free Fund, ValuGrowth Stock Fund and Contrarian Stock Fund. Upon approval of this Proposal, the Funds would be permitted in the future to invest pursuant to a master-feeder or fund-of-funds structure without obtaining shareholder approval at that time. These Funds (except Cash Investment Fund) do not, however, currently intend to convert to a Core and Gateway structure. Shareholders of Cash Investment Fund are requested separately in Proposal Six to approve the conversion of the Fund to a Core and Gateway Structure.

         Shareholders of each of these Funds are requested to approve Proposal Four in order: (i) to permit the Funds to convert in the future to a Core and Gateway structure without obtaining shareholder approval at that time; (ii) to approve an amendment to their investment advisory agreement to enable Norwest to provide asset allocation services; and (iii) to standardize the fundamental investment policies of the Funds.

         Intermediate Government Income Fund and Limited Term Tax-Free Fund. These Funds are permitted to invest pursuant to a master-feeder structure but are prohibited from investing pursuant to a fund-of-funds structure. Approval of this Proposal would enable these Funds to invest in the future in a fund-of-funds structure without obtaining shareholder approval at that time. These Funds do not, however, currently intend to invest pursuant to either type of Core and Gateway structure.

         Shareholders of each of these Funds are requested to approve Proposal Four in order: (i) to permit the Funds to convert in the future to a fund-of-funds structure without obtaining shareholder approval at that time; (ii) to approve an amendment to their investment advisory agreement to enable Norwest to provide asset allocation services; and (iii) to standardize the fundamental investment policies of the Funds.

         Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund and Growth Equity Fund. These Funds (collectively, the "Blended Funds") currently invest in a fund-of-funds structure and, as stated in the Prospectuses offering their Shares, could, under certain circumstances, convert in the future to a master-feeder structure without obtaining shareholder approval at that time. The Blended Funds do not currently intend to convert to a master-feeder structure. The Blended Funds currently receive but do not pay a fee for asset allocation services from Norwest. Shareholders of the Blended Funds are requested separately in Proposal Five to consider and approve the imposition of an asset allocation fee.

         Shareholders of each of these Funds are requested to approve Proposal Three in order to standardize the fundamental investment policies of the Funds.

         International Fund and Small Cap Opportunities Fund. These Funds currently invest pursuant to a master-feeder structure but are prohibited from investing in a fund-of-funds structure. Approval of Proposal Four would enable the Funds in the future to convert to a fund-of-funds structure and receive appropriate advisory services without obtaining shareholder approval at that time. These Funds do not currently intend to convert to a fund-of-funds structure.

         Shareholders of each of these Funds are requested to approve Proposal Four in order: (i) to permit the Funds to convert in the future to a fund-of-funds structure without obtaining shareholder approval at that time; (ii) to approve an amendment to their investment advisory agreement to enable Norwest to provide asset allocation services; and (iii) to standardize the fundamental investment policies of the Funds.

         Stable Income Fund, Index Fund, Large Company Growth Fund, Income Equity Fund and Small Company Growth Fund. As stated in the Prospectuses offering their Shares, these Funds could, under certain circumstances, convert to a master-feeder structure without obtaining shareholder approval at that time. The Funds are prohibited, however, from investing pursuant to a fund-of-funds structure. Upon approval of this Proposal, each Fund would be able in the future to invest in a fund-of-funds structure without obtaining shareholder approval at that time. These Funds do not currently intend to invest in a fund-of-funds structure.

         Shareholders of each of these Funds are requested to approve Proposal Four in order: (i) to enable the Funds to convert to a fund-of-funds structure in the future without obtaining shareholder approval at that time; (ii) to approve an amendment to their advisory agreement to enable Norwest to provide asset allocation services; and (iii) to standardize the fundamental investment policies of the Funds.

         Upon approval by shareholders of the Proposals set forth in this Proxy Statement, each of these Funds will convert to a master-feeder structure and invest all of their investable assets in a Core Portfolio with substantially the same investment objectives and policies as the Fund.

         Diversified Bond Fund.   As stated in the Prospectuses
offering its Shares, the Fund could, under certain circumstances, convert in the future to a master-feeder structure without obtaining shareholder approval at that time. The Fund is prohibited, however, from investing pursuant to a fund-of-funds structure.

         The Fund currently seeks to achieve its investment objective by investing its assets directly in securities in accordance with a "multi-style" investment approach designed to reduce price and return volatility and to provide more consistent returns. The Fund invests equally in three fixed income investment styles - total return bond style, managed fixed income style and positive return style. Pursuant to its investment advisory contract, Norwest provides the Fund with asset allocation services. Norwest rebalances Diversified Bond Fund's portfolio periodically, and the percentage of the Fund's assets invested using a specified style may be changed at any time by Norwest in response to market or other conditions.

         Upon approval of this Proposal, the assets of the Fund invested in those styles will be invested equally in three separate Core Portfolios that will operate pursuant to substantially the same investment policies as the corresponding style: Total Return Bond Portfolio, Managed Fixed Income Portfolio, and Positive Return Portfolio. See "Core and Gateway Structures - Fund-of-Funds" above. The investment objectives and policies of each of the Core Portfolios are summarized in Appendix C to this Proxy Statement.

         Shareholders of the Fund are requested to approve
Proposal Four in order: (i) to enable the Fund to convert to a fund-of-funds structure; and (ii) to standardize the fundamental investment policies of the Funds.

         Shareholders of Diversified Bond Fund are being requested separately in Proposal Four to approve the imposition of an asset allocation fee. A table comparing the Funds current expenses to the estimated expenses of the Fund upon conversion to a fund-of-funds structure is set forth in Proposal Four.

         Ready Cash Investment Fund, Total Return Bond Fund and Small Company Stock Fund. Currently, each Fund is prohibited from investing pursuant to either type of Core and Gateway structure. Upon approval of this Proposal, each Fund would convert to a master-feeder structure and invest all of its investable assets in a Core Portfolio with substantially the same investment objectives and policies as the Fund: Ready Cash Investment Fund will invest in Rated Money Market Portfolio, Total Return Bond Fund will invest in Total Return Bond Portfolio and Small Company Stock Fund will invest in Small Company Stock Portfolio.

         While Rated Money Market Portfolio will have substantially the same investment objective and policies as Ready
Cash Investment Fund, the Portfolio also will maintain, as a non-fundamental policy, a single "A" rating from Standard & Poor's
Corporation.

         Under this Proposal, the total contractual fees to be paid by each Fund directly, and indirectly as an interestholder in the Core Portfolio, for investment advisory, administrative, transfer agency, custody, fund accounting and management services would not exceed the contractual fees currently payable by the Fund for those services. As a result, shareholders in the Fund would not experience an increase in total operating expenses following implementation of the proposed changes. The Fund's direct fee structure, however, would change as a result of its investment in the Core Portfolio because certain fees (such as advisory and custody fees) would be borne by the Fund indirectly as an interestholder in the Core Portfolio rather than directly. The advisory fee paid indirectly by each Fund would be the same as the advisory fee borne by the Fund. See "Comparative Fee Table" below.

         It is proposed that the Funds invest in the Core Portfolios in order to pool their assets with the assets of other investors in the Core Portfolios thereby achieving a larger asset base that could (but would not necessarily) result in investment and administrative efficiencies, economies of scale and lower expense ratios. For example, upon the approval of Proposal Four by the shareholders of Diversified Bond Fund, that Fund will invest a portion of its assets in Total Return Bond Portfolio.
In addition, upon approval of Proposal Four by the shareholders of Cash Investment Fund, that Fund will invest one half of its assets in Rated Money Market Portfolio. However, in the event that shareholders of Cash Investment Fund do not vote to approve Proposal Four, Ready Cash Investment Fund would not convert to a Core and Gateway Structure.

         Shareholders of each of these Funds are requested to approve Proposal Four in order: (i) to enable the Funds to convert to a master-feeder structure; (ii) to enable the Funds to convert in the future to a fund-of-funds structure without obtaining shareholder approval at that time; (iii) approve an amendment to their advisory agreements to enable Norwest to provide asset allocation services; and (iv) to standardize the fundamental investment policies of the Funds.

COMPARATIVE FEE TABLE

         The following table is intended to compare the various expenses that an investor in each converting Fund would bear directly or indirectly after conversion by the Fund to a Core and Gateway structure with the expenses the investor bears under the existing Fund structure. Shareholders of the converting Funds should read this information carefully before voting on this Proposal.

         The table shows the actual expenses of each converting Fund for the fiscal year ended May 31, 1996 and a pro forma adjustment thereof assuming each Fund had invested all of its investable assets in the Core Portfolio(s) for the period presented. The table also assumes there were investors in the Core Portfolio other than the Fund and that the average assets invested by the Fund were the same as the average net assets of the Fund for that period.

Annual Operating Expenses
(As a percentage of average net assets)

                       Gateway Fund                Core Portfolio
                   Invest-                      Invest-            Combined
                   ment     Rule    Total       ment               Total
                   Advisory 12b-1   Other       Advisory Others    Operating
Fund               Fees*    Fees**  Expenses*** Fees     Expenses+ Expenses++

Ready Cash Investment
    Investor Shares   .35%     None      .47%      N/A      N/A      .82%
    Exchange Shares   .35      0         1.22      N/A      N/A      1.57

Pro Forma
    Investor Shares   N/A      None      .46       .34      .02      .82
    Exchange Shares   N/A      .75       .46       .34      .02      1.57

Total Return Bond
    A Shares          .50      None      .25       N/A      N/A      .75
    B Shares          .50      .53       .47       N/A      N/A      1.50
    I Shares          .50      None      .25       N/A      N/A      .75

Pro Forma
    A Shares          N/A      None      .36       .35      .04      .75
    B Shares          N/A      .75       .36       .35      .04      1.50
    I Shares          N/A      None      .36       .35      .04      .75

Small Company Stock
    A Shares          .64      None      .56       N/A      N/A      1.20
    B Shares          .64      .57       .74       N/A      N/A      1.95
    I Shares          .64      None      .56       N/A      N/A      1.20

Pro Forma
    A Shares          N/A      None      .26       .90      .04      1.20
    B Shares          N/A      .75       .26       .90      .04      1.95
    I Shares          N/A      None      .26       .90      .04      1.20

* Absent waivers, the Investment Advisory Fees would be .36% for Ready Cash Investment Fund; and 1.00% for Small Company
    Stock Fund.

** Absent waivers, the Rule 12b-1 Fees would be 1.00% for the B Shares of each Fund and Pro Forma Fund. Long-term shareholders of B shares may pay aggregate sales charges totaling more than the economic equivalent of the maximum front-end sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

*** Absent waivers and reimbursements, Other Expenses would be:
    for Ready Cash Investment Fund, .51% for Investor Shares, 6.93% for Exchange Shares, .48% for Pro Forma Investor Shares, 3.40% for Pro Forma Exchange Shares; for Total Return Bond Fund, 1.08% for A Shares, 1.25% for B Shares, .57% for I Shares, .71% for Pro Forma A Shares, 1.03% for Pro Forma B Shares, .51% for Pro Forma I Shares; for Small Company Stock Fund, 1.85% for A Shares, 1.22% for B Shares, .60% for I Shares, .57% for Pro Forma A Shares, .88% for Pro Forma B Shares, .50% for Pro Forma I Shares.

+ Absent waivers and reimbursements, Other Expenses for each class of shares of a Fund would be: .12% for Pro Forma Ready
    Cash Investment Fund, .14% for Pro Forma Total Return Bond
    Fund, .14% for Pro Forma Small Company Stock Fund.

++ Absent waivers and reimbursements, Total Operating Expenses of each Fund would be: Ready Cash Investment Fund, .87% for Investor Shares, 8.24% for Exchange Shares, .93% for Pro Forma Investor Shares, 4.61% for Pro Forma Exchange Shares; for Total Return Bond Fund, 1.58% for A Shares, 2.50% for B Shares, 1.07% for I Shares, 1.19% for Pro Forma A Shares, 2.27% for Pro Forma B Shares, .99% for Pro Forma I Shares; for Small Company Stock Fund, 1.88% for A Shares, 2.69% for B

    Shares, 1.60% for I Shares, 1.62% for Pro Forma A Shares,
    2.68% for Pro Forma B Shares, 1.54% for Pro Forma I Shares.

EXAMPLE

         The following illustrates the direct and indirect expenses attributable to a $1,000 investment in each Fund under the existing Fund structure, assuming: (i) combined expense reimbursements and fee waivers at the same level as are currently in effect for the Fund; (ii) 5% annual return; (iii) reinvestment of all dividends and distributions; and (iv) full redemption at the end of the period:

                                  1 Year    3 Years   5 Years   10 Years
Ready Cash Investment Fund
    Investor Shares                $ 8      $26       $ 46      $101
    Exchange Shares
      Assuming redemption
      at the end of the period      56       80        106       -
      Assuming no redemption        16       50         86       -

Pro Forma
    Investor Shares                  8       26         46       101
    Exchange Shares
      Assuming redemption
      at the end of the period      56       80        106       -
      Assuming no redemption        16       50         86       -

Total Return Bond Fund
    A Shares                        45       61         78       127
    B Shares
      Assuming redemption
      at the end of the period      45       68         83       -
      Assuming no redemption        15       48         83       -
    I Shares                         8       24         42        94

  Pro Forma
    A Shares                        45       61         78       127
    B Shares
      Assuming redemption
      at the end of the period      45       68         83       -
      Assuming no redemption        15       48         83       -
    I Shares                         8       24         42        44

Small Company Stock Fund
    A Shares                        57       82        109       185
    B Shares
      Assuming redemption
      at the end of the period      60       92        127       -
      Assuming no redemption        20       62        107       -
    I Shares                        12       38         66       147

  Pro Forma
    A Shares                        57       82        109       185
    B Shares
      Assuming redemption
      at the end of the period      60       92        127       -
      Assuming no redemption        20       62        107       -
    I Shares                        12       38         66       147

         The table and the examples above are intended to compare the various fees and expenses that an investor in a Fund would bear directly and indirectly after conversion by the Funds to a Core and Gateway structure with the fees and expenses the investor bears under the existing fund structure. The example should not be considered a representation of past or future expenses or returns. Actual expenses and returns may be greater or less than indicated.

EVALUATION BY THE BOARD

         In considering the matters described in this Proposal at the Meeting, the Board examined and weighed for each Fund the potential benefits, costs and risks, as presented to the Board by the management of the Funds, of the conversion to a Core and Gateway structure. In this regard, the Board considered the following:

   --    The possibility that a Fund using a Core and Gateway
structure could achieve investment and administrative efficiencies, economies of scale and lower expense ratios than it could realize if it did not convert to a Core and Gateway structure. The Board considered that, to the extent that certain operating costs may be fixed and are currently borne by a Fund alone, these expenses could instead be borne in whole or in part directly by a Core Portfolio and indirectly shared pro rata by the Fund and other investors in the Fund's Core Portfolio.

   --    The opinion of the management of the Trust that the
combined investment by the Blended Funds and converting Funds in each of the Core Portfolios would result in immediate efficiencies of scale and cost savings.

   --    The fact that a larger asset base may allow the purchase
of investment securities by a Core Portfolio in larger denominations, resulting in possible reductions in certain transactional and custodial expenses.

   --    The greater diversification that may be achieved by
investing a portfolio with a larger asset base. Greater diversification is beneficial to shareholders of a Fund because it may reduce the negative effect which the adverse performance of any one portfolio security may have on the performance of the entire investment portfolio.

   --    The opinion of the management of the Trust that it is
unlikely that certain of the Funds' asset bases could be grown significantly above their present size, which is below the asset level required to garner meaningful economies of scale, without resorting to a Core and Gateway structure in each of the Core Portfolios.

   --    The flexibility both to attract and retain assets under
management provided by a Core and Gateway structure.

   --    The fact that in certain cases the foregoing benefits
would likely arise only if a Fund's Core Portfolio were to attract the assets of investors other than those investing in the Fund. The Board also considered that there is no assurance that expense savings or other benefits will be realized even if other investors invest in a Core Portfolio.

   --    The opinion of management of the Trust that over time
the aggregate per share expenses of a Fund investing in a Core Portfolio should not be more than the expenses that would be incurred by a Fund if it continues to invest directly in securities, although there can be no assurance that any expense savings would be realized.

   --    The possibility that Norwest, Forum and other service
providers to the Funds may benefit through increased economies of scale in the event that assets under management rise, whether or not there is a corresponding benefit to Fund shareholders. The Board considered that conversion to a Core and Gateway structure may enable Norwest to increase assets under management through development of new Gateway Funds with less risk than would be possible without this structure. Because investors in a new Gateway Fund would invest their assets in a Core Portfolio with an established performance record, Norwest could attract assets with less risk of limited success than is typical in the early, developmental years of an investment vehicle.

   --    The costs of the proposed change in fund structure,
other options to the proposed change, and the tax-free nature of the proposed change.

         Based on the foregoing, the Board, including a majority of the independent Trustees, determined that it would be in the best interests of each Fund and its respective shareholders for shareholders to approve this Proposal. Accordingly, the Board recommends that shareholders vote FOR Proposal Three.

The Board recommends that shareholders vote FOR Proposal Three.

                       PROPOSAL FOUR

    APPROVAL OF CHANGES TO THE FUND'S CURRENT ADVISORY
      FEE STRUCTURE, INCLUDING PAYMENT TO NORWEST OF
                  AN ASSET ALLOCATION FEE

         Shareholders of Conservative Balanced Fund,
Moderate Balanced Fund, Growth Balanced Fund, Diversified
Equity Fund, Growth Equity Fund and Diversified Bond Fund
(the "Blended Funds"), voting individually by Fund, are entitled to vote on this Proposal. Approval of this Proposal with respect to a Fund requires the approval of a Majority of the outstanding Shares of the Fund.

INTRODUCTION

         Each Blended Fund invests its assets in multiple investment styles by allocating a certain percentage of its assets to different styles in order to reduce price and return volatility, diversify the Fund's assets, provide more consistent investment returns and reduce the risk associated with the use of a single style. Currently, the portions of the Blended Funds' assets that are allocated to the small company, index and international styles are invested in the following corresponding portfolios of Core Trust -- Small Company Portfolio, Index Portfolio and International Portfolio II (the "Portfolios"). Assets of a Blended Fund that are invested in a style other than those of the Portfolios, such as large company growth or stable income style, are managed directly by Norwest on behalf of the Blended Fund.

         It is anticipated that Core Trust will establish additional portfolios (the "new Portfolios"), each corresponding to one of the other investment styles employed by the Blended Funds, so that the Blended Funds may pool their assets that currently are managed directly by Norwest in those styles. Each new Portfolio will have identical investment policies to those of its corresponding style.
The Blended Funds will invest their assets in the new Portfolios in the same percentages that the Funds currently invest their assets in the corresponding investment styles. The Portfolios and the new Portfolios are referred to collectively as the "Core Portfolios."

         The primary reason to invest the Blended Funds' assets in the Core Portfolios is to pool the common investments of the Blended Funds with the common investments of other Funds of the Trust. That pooling is designed to create a larger asset base for the Blended Funds in order to provide investment and administrative efficiencies, economies of sale and lower expense ratios. In addition, Management of the Trust and Norwest anticipate that the aggregate advisory fees that will be borne indirectly by each Blended Fund, as an interestholder in the Core Portfolios, will be less than the contractual advisory fee currently applicable to the Fund.

         To facilitate the allocation of the Blended Funds assets in the Core Portfolios, Norwest will provide and receive a fee for enhanced asset allocation services. As a result, the investment by the Blended Funds in the Core
Portfolios entails a restructuring of the nature and an increase in the amount of investment advisory fees that are paid directly and indirectly by the Funds.

         Shareholders are asked in this Proposal to approve the imposition of the asset allocation fee which, absent agreed to waivers, would result in an increase in the amount payable by a Blended Fund for advisory services. As a result of waivers, however, approval of this Proposal will not affect the amount of expenses borne by the Blended Funds for at least two fiscal years. Thereafter, the amount paid directly and indirectly for advisory services by the Blended Funds could increase over current contractual levels only upon approval by the Board and notice to shareholders.

CURRENT AND PROPOSED INVESTMENT ADVISORY STRUCTURE

         Norwest serves as investment adviser for each Blended Fund pursuant to an investment advisory agreement dated December 31, 1993 between Norwest and the Trust on behalf of each Blended Fund (the "Advisory Agreement"). Norwest serves also as investment adviser to Small Company Portfolio and Index Portfolio and will serve as adviser to each new Portfolio. Schroder Capital Management International Inc. ("Schroder") serves as investment adviser to International Portfolio II.

         Pursuant to the Advisory Agreement, if a Blended Fund's assets were withdrawn from a Portfolio, Norwest would directly manage the withdrawn assets in the corresponding investment style. In the event the assets of the Blended Funds invested in International Portfolio II were withdrawn, Schroder would act as subadviser for the Blended Funds with respect to those assets pursuant to investment subadvisory agreements among the Trust, Norwest and Schroder (the "Subadvisory Agreements"). Schroder would be entitled to a fee from Norwest for those services; that fee would not affect the amount of the advisory fee paid to Norwest by a Blended Fund.

         Under the Advisory Agreement, each Blended Fund pays Norwest an advisory fee for Norwest's services. To avoid the layering of advisory fees, Norwest currently waives all of the advisory fees payable by Small Company Portfolio and Index Portfolio and reimburses International Portfolio II for the amount of the advisory fees paid by the Portfolio to Schroder. The Blended Funds currently pay their pro rata portion of the non-advisory expenses of the Core Portfolios in which they invest.

         As a result of the restructuring, the Blended Funds would bear their pro rata portion of the advisory fees of the Core Portfolios in which they invest (the "indirect advisory fees").

         Asset Allocation Services. Norwest currently provides each Blended Fund with asset allocation services with respect to the Fund's investments among the various investment styles followed by the Fund. Subject to the general supervision of the Board, and in accordance with the investment objective and policies of a Blended Fund, Norwest is responsible for allocating and reallocating the Fund's assets among the investment styles and for rebalancing the allocations ("asset allocation services"). Asset allocation services are, in general, separate and distinct from Norwest's portfolio management services.

         To date, those allocation services have been restricted by the limitations imposed by the exemptive order of the Securities and Exchange Commission pursuant to which the Blended Funds operate currently in a fund-of-funds structure (the "the original exemptive order"). Specifically, the original order imposed limits on the ranges of the Blended Fund's investments in a Core Portfolio. The Trust has obtained an amendment to the original exemptive order that modifies certain of the existing limitations (the "amended exemptive order"). As a result, the Blended Funds will have greater flexibility to invest varying amounts of their assets in the Core Portfolios.

         Approval of this proposal would enable Norwest to receive an annual asset allocation fee equal to 0.25% of the average daily net assets of a Blended Fund in recognition of the expanded and formal asset allocation role pursuant to which Norwest would invest the Fund's assets in the Core Portfolios. Norwest and Forum have agreed to waive that portion of the asset allocation fee and other fees payable by a Blended Fund through May 31, 1999 necessary to ensure that there will be no increase over the current contractual rates in the fees borne by a Blended Fund for aggregate asset allocation, portfolio management, administrative and management services. Although, after that date, the total operating expenses of the Blended Funds could increase above current contractual rates because the waiver was reduced or eliminated, Board approval would be required. Only if the Board were to determine that the amount of the asset allocation fee to be paid to Norwest was fair and reasonable would the Board approve a future reduction or elimination in the waiver.]

         In the event that a Blended Fund's investment were withdrawn from a Core Portfolio, in return for managing those assets directly, Norwest would be entitled to receive an advisory fee, with respect to those assets, equal to the contractual advisory fee currently payable by the Blended Fund. See "Indirect Advisory Fees" below. The Blended Funds currently intend to invest all of their investable assets in the Core Portfolios and do not intend to invest in securities directly.

         Each Core Portfolio, except Small Company Value Portfolio, Managed Fixed Income Portfolio and Positive Return Portfolio has (or will have) a Gateway Fund (as defined in Proposal Four) that offers its shares directly to the public. Investors that do not wish to avail themselves of Norwest's asset allocation services would be able, through the Gateway Funds, to invest directly in certain of the Core Portfolios in whatever proportions the investors desired.

INDIRECT ADVISORY FEES

         As a result of the new advisory fee structure, the amount paid by a Blended Fund for advisory services will vary depending on the allocation of the Blended Funds assets among the Core Portfolios. Management of the Trust has established initial ranges that will prevent the aggregate indirect advisory fee of a Blended Fund from exceeding the Fund's current contractual advisory fee. The waiver (discussed above) obligates Norwest and Forum to reimburse the indirect advisory fees to a Blended Fund if the aggregate indirect advisory fees exceed the current contractual advisory fee applicable to the Blended Fund. Accordingly, neither a Blended Fund (nor its shareholders) would be subject to any fee increase for at least two fiscal years.

         Set forth below are the ranges and amounts of indirect advisory fees payable to Norwest by each Core
Portfolio based on the initial percentage allocations for each Blended Fund in the Core Portfolios.

                                    Blended Fund allocations as a percentage of total net assets
                                    _______________________________________________________________________
                                    Conservative   Moderate   Growth     Diversified   Growth   Diversified
Core Portfolio and                  Balanced       Balanced   Balanced   Equity        Equity    Bond
  Advisory Fee                      Fund           Fund       Fund       Fund          Fund      Fund

Index Portfolio             .15%    0-15           5-20       10-30      15-35         NA       NA

Income Equity Portfolio     .50%    0-15           5-20       10-30      15-35         NA       NA

Large Company
  Growth Portfolio          .65%    0-15           5-20       10-30      15-35         20-40    NA

Small Company Stock
  Portfolio                 .90%    0-5            0-5        0-5        0-5           5-20     NA

Small Company Growth
  Portfolio                 .90%    0-5            0-5        0-5        0-5           5-20     NA

Small Company Value
  Portfolio                 .90%    0-5            0-5        0-5        0-5           5-20     NA

International
 Portfolio [II]             .45%    0-8            0-10       0-10       5-20          20-40    NA

Total Return Bond
  Portfolio                 .35%    5-28           5-25       0-30       NA            NA       20-50

Managed Fixed Income
  Portfolio                 .35%    5-28           5-25       0-30       NA            NA       20-50

Positive Return
  Portfolio                 .35%    5-28           5-25       0-30       NA            NA       20-50

Stable Income
  Portfolio                 .30%    5-25           5-25       NA         NA            NA       NA

Money Market
  Portfolio                 .10%    5-15           NA         NA         NA            NA       NA
____________________________________________________________________________________________

Ranges of Blended
  Advisory Fee Rates                [     ]        [     ]    [     ]    [     ]       [     ]  [     ]

         The actual percentage allocations may be changed at any time by Norwest in response to market or other conditions. Subject to Board approval and only after May 31, 1999, changes in the allocations could increase the indirect advisory fee borne by a Blended Fund to an amount exceeding the current contractual advisory fee applicable to the Fund. In the event of an allocation of assets to the Core Portfolios having the highest advisory fees (which is unlikely), the advisory fee payable indirectly by a Blended Fund could equal [ ]%, in the case of Conservative Balanced Fund, [ ]%, in the case of Moderate Balanced Fund, [ ]%, in the case of Growth Balanced Fund, [ ]%, in the case of Diversified Equity Fund, [ ]%, in the case of Growth Equity Fund and [ ]%, in the case of Diversified Bond Fund. Management of the Trust and Norwest believe, however, that those allocations would never occur.

         The percentage of a Blended Fund's assets invested using a particular investment style may be changed at any time by Norwest in response to market or other conditions. In addition, Norwest may, at any time, invest a Blended Fund's assets in investment styles that are different from or are in addition to, those listed above with respect to the Blended Fund.

COMPARATIVE EXPENSE TABLES

         The following tables summarize the estimated expenses of the Blended Funds upon imposition of the new fee structure and as a result of the investment by the Blended Funds in the new
Portfolios.

         Table A below shows the direct and indirect expenses of each Blended Fund for the fiscal year ended May 31, 1996. Table B below shows, for the same period, the direct and indirect expenses of each Blended Fund assuming that each Blended Fund had allocated its assets to the Core Portfolios in the percentages that it allocated its assets to the corresponding investment styles. Table B shows also the amount of expenses with and without the waiver by Norwest of the asset allocation fee. See "Asset Allocation Services" above.

Table A:  Annual Operating Expenses
(As a percentage of average net assets)

                          Blended Fund          Core Portfolios
                                                                 Combined
                              Rule                               Total
                     Advisory 12b-1 Other     Advisory Other     Operating
                     Fees     Fees  Expenses* Fees     Expenses+ Expenses++

Conservative Balanced
  Fund                  .45%   None    .34%     None      .03%     .82%
Moderate Balanced Fund  .53    None    .34      None      .03      .90
Growth Balanced Fund    .58    None    .34      None      .06      .98
Diversified Equity Fund

  A Shares              .65    None    .31      None      .09      1.05
  B Shares              .65    .75+++  .40      None      .09      1.89
  I Shares              .65    None    .34      None      .09      1.08
Growth Equity Fund
  A Shares              .90    None    .43      None      .13      1.46
  B Shares              .90    .75+++  .47      None      .13      2.25
  I Shares              .90    None    .34      None      .13      1.37

Diversified Bond Fund   .35    None    .35      N/A       N/A      .70

_________________________
* Absent expense reimbursements and fee waivers, Other Expenses of each Fund would be, respectively: Conservative Balanced
    Fund: .45%; Moderate Balanced Fund: .40%; Growth Balanced
    Fund: .40%; Diversified Equity Fund: A Shares - 1.63%,
    B Shares - 1.57% and I Shares - .39%; Growth Equity Fund: A Shares - 1.85%, B Shares - 1.66% and I Shares - .39%; and Diversified Bond Fund: .43%. Expense reimbursements and fee waivers are voluntary and may be reduced or eliminated at any time.

+ Absent expense reimbursement and fee waivers, the Operating Expenses of the Blended Funds solely attributable to their Core Portfolios would have been: Conservative Balanced Fund, .02%, Moderate Balanced Fund, .04%; Growth Balanced Fund, .06%; Diversified Equity Fund, A Shares - .09%, B Shares - .09% and I Shares - .09%; Growth Equity Fund, A Shares - .13%, B Shares - .13% and I Shares - .13%. Expense reimbursements are voluntary and may be reduced or eliminated at any time.

++ Absent expense reimbursements and fee waivers relating both to the Blended Funds and their Core Portfolios, the Total Operating Expenses of the Blended Funds would have been:
    Conservative Balanced Fund, 0.92%; Moderate Balanced Fund, .97%; Growth Balanced Fund, 1.04%; Diversified Equity Fund, A Shares - 2.37%, B Shares - 3.06% and I Shares - 1.13%; Growth Equity Fund, A Shares - 2.88%, B Shares - 3.44% and I Shares
    - 1.42%. Absent expense reimbursements and fee waivers, the Total Operating Expenses of Diversified Bond Fund would have been 0.78%. Expense reimbursements and fee waivers are voluntary and may be reduced or eliminated at any time.

+++ Absent waivers, the Rule 12b-1 Fees would be 1.00% for the B
    Shares of each Fund. Long-term shareholders of B Shares may pay aggregate sales charges totaling more than the economic equivalent of the maximum front-end sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

EXAMPLE

         The following is a hypothetical example, based on Table A above, that indicates the dollar amount of expenses that an investor would pay, assuming a $1,000 investment in a Blended Fund's Shares, a 5% annual return and reinvestment of all dividends and distributions. The example should not be considered a representation of past or future expenses or return. Actual expenses and return may be greater or less than indicated.

                            1 Year     3 Years    5 Years   10 Years

Conservative Balanced Fund  $ 9        $ 27       $ 47      $104

Moderate Balanced Fund        9          29         50       112

Growth Balanced Fund         10          31         55       121

Diversified Equity Fund
  A Shares                   55          77        100       167
  B Shares
    Assuming redemption
    at the end of the
    period                   60          92        125       221
     Assuming no redemption  19          59        102       221
  I Shares                   11          34         59       131

Growth Equity Fund
  A Shares                   69          89        121       212
  B Shares
    Assuming redemption
    at the end of the
    period                   63         102        143       258
     Assuming no redemption  23          70        120       258
  I Shares                   14          43         75       165

Diversified Bond Fund         7          23         40        88

Table B:  Pro Forma - Annual Operating Expenses
(As a percentage of average net assets)

                         Blended Fund         Core Portfolios
                    Invest-                  Invest-            Combined
                    ment     Rule            ment               Total
                    Advisory 12b-1 Other     Advisory Other     Operating
Funds               Fees     Fees  Expenses* Fees     Expenses+ Expenses++

Conservative Balanced .10%   None    .30%     .35%      .05%       .80%
- With full asset
  allocation fee      .25                                          .95

Moderate Balanced     .13    None    .30      .40       .05        .88
- With full asset
  allocation fee      .25                                         1.00

Growth Balanced       .14    None    .30      .44       .05        .93
- With full asset
  allocation fee      .25                                         1.04

Diversified Equity
  A Shares            .17    None    .32      .48       .03       1.00
  B Shares            .17    .75+++  .32      .48       .03       1.75
  I Shares            .17    None    .32      .48       .03       1.00
- With full asset
  allocation fee
  A Shares            .25                                         1.08
  B Shares            .25                                         1.83
  I Shares            .25                                         1.08

Growth Equity
  A Shares            .22    None    .29      .68       .06       1.25
  B Shares            .22    .75+++  .29      .68       .06       2.00
  I Shares            .22    None    .29      .68       .06       1.25
- With full asset
  allocation fee
  A Shares            .25                                         1.28
  B Shares            .25                                         2.03
  I Shares            .25                                         1.28

Diversified Bond      .00    None    .30      .35       .05        .70
- With full asset
  allocation fee      .25                                          .95

_____________
* Absent expense reimbursements and fee waivers, Other Expenses of each Fund would be: Conservative Balanced Fund: .40%; Moderate Balanced Fund: .37%; Growth Balanced Fund: .37%; Diversified Equity Fund: A Shares - .42%; B Shares - .67% and I Shares - .37%; Growth Equity Fund: A Shares - .44%, B Shares - .76% and I shares - .37%; Diversified Bond Fund:
    .39%. Expense reimbursements and fee waivers are voluntary and may be reduced or eliminated at any time.

+ Absent expense reimbursements and fee waivers, Other Expenses of each Fund solely attributable to their Core Portfolios would be: Conservative Balanced Fund: .16%; Moderate Balanced
    Fund: .15%; Growth Balanced Fund: .15%; Diversified Equity
    Fund: A Shares - .13%, B Shares - .13% and I Shares - .13%; Growth Equity Fund: A Shares - .16%, B Shares - .16% and I Shares - .16%. Expense reimbursements and fee waivers are voluntary and may be reduced or eliminated at any time.

++ Absent expense reimbursements and fee waivers relating both to the Blended Funds and their Core Portfolios, the Total Operating Expenses of the Blended Funds would have been:
    Conservative Balanced Fund: 1.15%; Moderate Balanced Fund:
    1.17%; Growth Balanced Fund: 1.20%; Diversified Equity Fund:
    A Shares - 1.29%, B Shares - 2.29% and I Shares - 1.24%; Growth Equity Fund: A Shares - 1.53%, B Shares - 2.28% and I Shares - 1.45%. Absent expense reimbursements and fee waivers, the Total Operating Expenses of Diversified Bond Fund would have been 1.14%. Expense reimbursements and fee waives are voluntary and may be reduced or eliminated at any time.

+++ Absent waivers, the Rule 12b-1 Fees would be 1.00% for the B
    Shares of each Fund. Long-term shareholders of B Shares may pay aggregate sales charges totaling more than the economic equivalent of the maximum front-end sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

EXAMPLE

         The following is a hypothetical example that indicates the dollar amount of expenses that an investor would pay, assuming a $1,000 investment in a Blended Fund's Shares, a 5% annual return and reinvestment of all dividends and distributions. The example should not be considered a representation of past or future expenses or return. Actual expenses and return may be greater or less than indicated.

                            1 Year     3 Years    5 Years   10 Years

Conservative Balanced Fund  $ 8        $26        $ 44      $ 99
With full asset
  allocation fee             10         30          53       117

Moderate Balanced Fund      $ 9        $28        $ 49      $108
With full asset
  allocation fee             10         32          55       122

Growth Balanced Fund        $ 9        $30        $ 51      $114
With full asset
  allocation fee             11         33          57       127

Diversified Equity Fund
  A Shares                   55         75          98       162
  B Shares
     Assuming redemption at the end
      of the period          58         87         118       206
     Assuming no redemption  18         55          95       206
  I Shares                   10         32          55       122

- With full asset
  allocation fee
  A Shares                   56         78         102       171
  B Shares
     Assuming redemption at the end
      of the period          59         90         122       215
     Assuming no redemption  19         58          99       215
  I Shares                   11         34          60       133

Growth Equity Fund
  A Shares                   57         83         111       189
  B Shares
     Assuming redemption at the end
      of the period          61         95         131       233
     Assuming no redemption  20         63         108       233
  I Shares                   13         40          69       151

- With full asset
  allocation fee
  A Shares                   57         84         112       193
  B Shares
     Assuming redemption at the end
      of the period          61         96         132       236
     Assuming no redemption  21         64         109       236
  I Shares                   13         41          70       155

Diversified Bond Fund         7         22          39        87
- With full asset
  allocation fee             10         30          53       117

         The example is based on the expenses listed in the Annual Operating Expenses table above. The 5% annual return is not predictive of and does not represent the Blended Funds' projected returns; rather, it is required by government regulation. In addition to the assumptions applicable to the table above, the example assumes deduction of the maximum initial sales charge for A Shares, deduction of the contingent deferred sales charge for B Shares applicable to a redemption at the end of the period and the conversion of B Shares to A Shares at the end of six years.

ADDITIONAL INFORMATION ABOUT THE ADVISORY AGREEMENT

         The Advisory Agreement is substantially the same as the investment advisory agreements between Norwest and Core Trust for advising the Core Portfolios, except that the Core Portfolios do not receive asset allocation services and, therefore, are not subject to an asset allocation fee.

         Under the Advisory Agreement, Norwest manages the Blended Funds' investments at Norwest's expense, subject to the control of the Board and in accordance with the investment objective and policies of the Funds. In this regard, it is the responsibility of Norwest to make decisions relating to each Fund's investments and to place purchase and sale orders regarding those investments with brokers or dealers selected in Norwest's discretion.

         The Advisory Agreement was initially approved, with respect to each Blended Fund, by the sole shareholder of the Fund on [November 9, 1994]. The Advisory Agreement continues in effect, with respect to a Blended Fund, through December 31 of each year only if such continuance is specifically approved at least annually by the Board or by vote of the shareholders of the Blended Fund, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of Norwest or the Blended Fund, at a meeting called for the purpose of voting on the Advisory Agreement. Continuance of the Advisory Agreement in its present form was most recently approved by the Board at a meeting held on July 29-30, 1996.

         The Advisory Agreement is terminable, with respect to a Blended Fund, without penalty by the Blended Fund on 60 days written notice when authorized either by vote of the Blended Fund's shareholders or by a vote of a majority of the Board or by Norwest on not more than 60 days nor less than 30 days written notice and will automatically terminate in the event of its assignment.

         Set forth below are the investment advisory fees currently payable to Norwest by the Trust with respect to each Fund based on the average daily net assets of the respective
Fund.

Conservative Balanced Fund        0.45%
Moderate Balanced Fund            0.53%
Growth Balanced Fund              0.58%
Diversified Equity Fund           0.65%
Growth Equity Fund                0.90%
Diversified Bond Fund             0.35%

         For the fiscal period ended May 31, 1996, under the Advisory Agreement, Norwest received the following amounts from the Blended Funds for advisory services: $376,529, in the case of Conservative Balanced Fund, $1,208,825, in the case of Moderate Balanced Fund, $1,424,260, in the case of Growth Balanced Fund, $3,038,858, in the case of Diversified Equity Fund, $3,342,391, in the case of Growth Equity Fund, and $344,777, in the case of Diversified Bond Fund. Assuming that the proposed advisory fee structure had been in place during the same period and that Norwest had waived the asset allocation fee as described above,

Norwest would have received exactly the same dollar amount in fees.

         For the period ended May 31, 1996, Norwest reimbursed Schroder $1,005,925 with respect to advisory fees paid by International Portfolio II to Schroder. Had the new fee structure been in place during that period, it is estimated that Schroder would have received, with respect to the Blended Fund's investments in International Portfolio II, $14,198, in the case of Conservative Balanced Fund, $61,923, in the case of Moderate Balanced Fund, $108,338, in the case of Growth Balanced Fund, $317,325, in the case of Diversified Equity Fund, and $504,140, in the case of Growth Equity Fund.

         Absent that waiver, the difference in the amount payable by the Blended Fund for advisory services under the current advisory fee structure and under the proposed structure, expressed as a percentage would be: .60%, in the case of Conservative Balanced Fund, .65%, in the case of Moderate Balanced Fund, .69%, in the case of Growth Balanced Fund, .65%, in the case of Diversified Equity Fund, .90%, in the case of Growth Equity Fund, and .60%, in the case of Diversified Bond Fund.

EVALUATION BY THE BOARD

         At a meeting held on January 28, 1997, the Board considered and voted to approve and recommended shareholder approval of an amendment to the Advisory Agreement providing for
(i) payment by the Blended Funds to Norwest of an advisory fee only with respect to Fund assets that are invested by Norwest directly in portfolio securities and (ii) payment by the Blended Funds to Norwest of an asset allocation fee equal to .25% of the average daily net assets of the Fund that are invested in varying percentages in two or more investment companies, such as the Core Portfolios.

         The Board considered various matters in evaluating the reasonableness and fairness of the new indirect fee structure and asset allocation fee. In particular, the Board examined and weighed (1) the nature and duration of and the Board's oversight authority with respect to the fee waivers agreed to by Norwest and Forum; (2) the nature and quality of the services rendered and the results achieved by Norwest in its management of each Blended Fund (including investment performance comparisons with other mutual funds and certain indices); (3) changes in the mutual fund industry that have affected the Blended Funds; (4) the payments received by Norwest from all sources related to both the Blended Funds and the other investment companies advised by Norwest; (5) the organizational capabilities and financial condition of Norwest; (6) an analysis of the proposed fee rate change; (7) information concerning each Blended Fund's expense ratio on both an existing and pro forma basis; (8) information as to the advisory fees paid by other portfolios advised by Norwest with investment objectives and policies similar to those of the Fund (see "Additional Information--Portfolio Comparison," below); and (9) competitive industry fee structures and expense ratios, including, specifically, the relationship of the proposed advisory fee rates to those typically paid by similar funds, bank-advised mutual funds and funds investing through a Core and Gateway structure.

         Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.

         --   Portfolio Performance.  The Board considered the
performance of each Blended Fund compared to the performance of other funds with comparable investment objectives and as compared to securities indices. The Board took into account the historical investment results of each Blended Fund and the likelihood that Norwest would provide the same quantity and quality of investment advice to each Core Portfolio with respect to the assets of a Blended Fund as it currently provides directly to the Blended Fund.

         -- Actual and Pro Forma Advisory Fees and Expenses. The Board considered the effect of the advisory fee charged by Norwest on each Blended Fund's fee rates and annual expense ratios (which include the advisory fee and all other operating expenses incurred by the Fund).

         --   Comparisons With Other Funds.  The Board considered
the advisory fees paid by other investment companies (i) with similar investment objectives and (ii) that invest in a Core and Gateway structure. In addition to comparing the proposed advisory fees, the Board also compared projected operating expense ratios with the ratios of those investment companies. Notwithstanding that the expansion of the Core and Gateway structure and the payment by the Blended Funds of an asset allocation fee would potentially result in increased direct and indirect contractual management fees and operating expense ratios, the Board believes that even after any such increase, the management fees and expense ratios would remain comparable to industry norms.

         --   Non-Advisory Services Provided To The Fund.  The
Board reviewed the general nature of the non-advisory services performed by Norwest and the fees received by Norwest for performing the services. In addition, the Board considered the organizational structure employed by Norwest in providing the services.

The Board recommends that shareholders vote FOR Proposal FOUR.

                          PROPOSAL FIVE

      APPROVAL OF CHANGES TO THE FUND'S INVESTMENT ADVISORY
        FEE STRUCTURE RELATED TO THE EQUAL INVESTMENT OF
            THE FUND'S ASSETS IN TWO CORE PORTFOLIOS

         Shareholders of Cash Investment Fund are entitled to vote on Proposal Six. Approval of this Proposal requires the approval of a Majority of the outstanding shares of the Fund.

INTRODUCTION

         Upon approval of this Proposal, the Fund would convert to a fund-of-funds structure and invest, as a non-fundamental policy, equally in two money market portfolios of Core Trust -- Money Market Portfolio and Rated Money Market Portfolio. See Proposal Four "Core and Gateway Structures - Fund-of-Funds" above.

         Money Market Portfolio will have the same investment objective and policies as the Fund. While the investment objective of Rated Money Market Portfolio will be identical to the Fund's, the Portfolio also will maintain, as a non-fundamental policy, a single "A" rating from Standard & Poor's Corporation. The investment objectives and policies of each of Money Market Portfolio and Rated Money Market Portfolio are summarized in Appendix C to this Proxy Statement.

         It is proposed that Cash Investment Fund invest equally in the Core Portfolios in order to pool its assets with other investors in the Core Portfolios thereby achieving a larger asset base that could (but would not necessarily) result in investment and administrative efficiencies, economies of scale and lower expense ratios. For instance, upon the approval of Proposal Four by the shareholders of Ready Cash Investment Fund, that Fund will invest all of its assets in Rated Money Market Portfolio. In addition, it is anticipated that Cash Investment Portfolio also will have additional investors.

         Management of the Trust and Norwest believe that the Fund also will benefit from the investment of one-half of the Fund's assets in a money market fund that is rated by a nationally recognized statistical rating organization. In the event that shareholders of Ready Cash Investment Fund do not vote to approve Proposal Four, however, Cash Investment Fund would not convert to a Core and Gateway Structure.

         Shareholders are asked in this Proposal to approve changes in the Fund's advisory fee structure. Specifically the investment by the Fund in the Core Portfolios entails both a restructuring in the nature and an increase in the contractual amount of investment advisory fees that could be paid directly and indirectly by the Fund. As a result of agreed to waivers, however, approval of this Proposal will not affect the amount of expenses borne by the Fund for two fiscal years. Thereafter, the amount paid directly and indirectly for advisory services by the Fund would increase only upon approval by the Board and notice to shareholders.

CURRENT AND PROPOSED ADVISORY FEE STRUCTURE

         The contractual advisory fee indirectly applicable to Cash Investment Fund, after the restructuring, would be a blend of the advisory fees of each of the two Core Portfolios and would exceed the advisory fee that Norwest is entitled to currently from the Fund. As a result of a fee waiver described below, however, the amount the Fund would pay for investment advisory services would not increase over the contractual amount currently payable by the Fund. Norwest would not receive an asset allocation fee with respect to the investment by the Fund in the Portfolios.

         Under the new structure, Norwest would be entitled to receive an advisory fee from Money Market Portfolio at an annual rate of .20% of the average daily net assets for the first $300 million of net assets of the Portfolio, .16% of the average daily net assets for the next $400 million of net assets of the Portfolio, and .12% of the average daily net assets of the remaining assets of the Portfolio. That is the same contractual advisory fee currently payable by Cash Investment Fund. Norwest would be entitled to receive an advisory fee from Rated Money Market Portfolio at an annual rate equal to .40% of the average daily net assets for the first $300 million of net assets of the Portfolio, .36% of the average daily net assets for the next $400 million of net assets of the Portfolio, and .32% of the average daily net assets of the remaining assets of the Portfolio. That is the same contractual advisory fee currently payable by Ready Cash Investment Fund. Absent any waiver, the blended advisory fee will equal .30% of the average daily net assets for the first $600 million of net assets of the Fund, .26% of the average daily net assets of the next $800 million of net assets of the Fund and
 .22% of the average daily net assets of the remaining assets of the Fund.

         To reduce the effect of the increase in the indirect contractual advisory fee applicable to Cash Investment Fund, Norwest has agreed to waive until May 31, 1999 that portion of the advisory fee payable by Money Market Portfolio that exceeds
 .10% of the average daily net assets of the Portfolio. As a result of that waiver, the amount Cash Investment Fund will pay for investment advisory services will not increase over the contractual amount currently borne for those services by the Fund. Norwest has agreed that, after May 31, 1999, only with Board approval could Norwest reduce the amount of the waiver.

         Under this Proposal, the total contractual fees to be paid by Cash Investment Fund directly, and indirectly as an interestholder in the Portfolios, administrative, transfer agency, custody, fund accounting and management services would not exceed the contractual fees currently payable by the Fund for those services. As a result, shareholders in the Fund would not experience an increase in total operating expenses following implementation of the proposed changes. The Fund's direct fee structure, however, would change as a result of its investment in the Portfolios because certain fees (such as advisory and custody fees) would be borne by the Fund indirectly as an interestholder in the Portfolios rather than directly. See "Comparative Fee Table" below.

COMPARATIVE FEE TABLE

         The following table is intended to compare the various expenses that an investor in the Fund would bear directly or indirectly after conversion by the Fund to a fund-of-funds structure with the expenses the investor bears currently.
Shareholders should read this information carefully before voting on this Proposal.

         The table shows the actual expenses of the Fund for the fiscal year ended May 31, 1996 and a pro forma adjustment thereof assuming the Fund had invested all of its investable assets in the Core Portfolios for the period presented. The table also assumes that the assets of Ready Cash Investment Fund were invested in Rated Money Market Portfolio and that the average assets invested by Cash Investment Fund were the same as the average net assets of the Fund for that period.

Annual Operating Expenses
(As a percentage of average net assets)

                         Gateway Fund               Core Portfolio
                       Invest-               Invest-
                       ment                  ment                  Total
                       Advisory Other        Advisory  Other       Operating
                       Fees     Expenses(1)  Fees(2)   Expenses(3) Expenses(4)

Current Fund             0.14       .34          N/A       N/A       .48
Pro Forma Fund           None       .24          .22       .02       .48

1. Absent waivers and reimbursements, Other Expenses would be [.35%] for the Current Fund and [.27%] for the Pro Forma Fund.

2. Absent waivers, the Investment Advisory Fees would be [.24%] for the Pro Forma Fund.

3. Absent waivers and reimbursements, Other Expenses would be [.12%] for the Pro Forma Fund.

4. Absent waivers and reimbursements, Total Operating Expenses would be: .49% for the Current Fund and .63% for the Pro Forma Fund.


EXAMPLE

         The following illustrates the direct and indirect expenses attributable to a $1,000 investment in each Fund under the existing Fund structure, assuming (i) combined expense reimbursements and fee waivers at the same level as are currently in effect for the Fund, (ii) 5% annual return, (iii) reinvestment of all dividends and distributions and (iv) full redemption at the end of the period:


                             1 Year    3 Years   5 Years    10 Years
Current Fund                   $5        $15       $27        $60
Pro Forma Fund                 $5        $15       $27        $60

         The table and the examples above relating to the Funds are intended to compare the various fees and expenses that an investor in the Fund would bear directly and indirectly after conversion by the Funds to a Core and Gateway structure with the fees and expenses the investor bears under the existing fund structure. The example should not be considered a representation of past or future expenses or returns. Actual expenses and returns may be greater or less than indicated.

EVALUATION BY THE BOARD

         At the meeting held on January 28, 1997, the Board considered and voted to approve and recommended shareholder approval of the payment by the Fund of aggregate indirect advisory fees that, absent waivers, would exceed the contractual advisory fee currently applicable to the Fund.

         The Board considered various matters in evaluating the reasonableness and fairness of the new indirect fee structure. In particular, the Board examined and weighed (1) the nature and duration of and the Board's oversight authority with respect to the fee waiver agreed to by Norwest; (2) the nature and quality of the services rendered and the results achieved by Norwest in its management of the Fund (including investment performance comparisons with other mutual funds and certain indices); (3) changes in the mutual fund industry that have affected the Fund;

(4) the payments received by Norwest from all sources related to both the Fund and the other investment companies advised by Norwest; (5) the organizational capabilities and financial condition of Norwest; (6) an analysis of the proposed fee rate change; (7) information concerning the Fund's expense ratio on both an existing and pro forma basis; (8) information as to the advisory fees paid by other portfolios advised by Norwest with investment objectives and policies similar to those of the Fund (see "Additional Information--Portfolio Comparison," below); and
(9) competitive industry fee structures and expense ratios, including, specifically, the relationship of the proposed advisory fee rates to those typically paid by similar funds, bank-advised mutual funds and funds investing through a Core and Gateway structure.

         Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.

   --    The fact that Norwest has agreed to waive, until May 31,
1999, a portion of advisory fee payable by Money Market Portfolio and that thereafter the Board would approve any reduction in the waiver.

   --    The possibility that using the Core and Gateway
structure could achieve investment and administrative efficiencies, economies of scale and lower expense ratios than it could realize if it did not convert to a Core and Gateway structure. The Board considered that, to the extent that certain operating costs may be fixed and are currently borne by the Fund alone, these expenses could instead be borne in whole or in part directly by the Core Portfolios and indirectly shared pro rata by the Fund and other investors in the Fund's Core Portfolio.

   --    The fact that a larger asset base may allow the purchase
of investment securities by a Core Portfolio in larger denominations, resulting in possible reductions in certain transactional and custodial expenses.

   --    The greater diversification that may be achieved by
investing a portfolio with a larger asset base. Greater diversification is beneficial to shareholders of the Fund because it may reduce the negative effect which the adverse performance of any one portfolio security may have on the performance of the entire investment portfolio.

   --    The opinion of the management of the Trust that it is
unlikely that the Fund's asset base could be grown significantly above their present size, which is below the asset level required to garner meaningful economies of scale, without resorting to a Core and Gateway structure in each of the Core Portfolios.

   --    The flexibility both to attract and retain assets under
management provided by a Core and Gateway structure.

   --    The fact that in certain cases the foregoing benefits
would likely arise only if the Fund's Core Portfolios were to attract the assets of investors other than those investing in the Fund. The Board also considered that there is no assurance that expense savings or other benefits will be realized even if other investors invest in a Core Portfolio.

   --    The opinion of management of the Trust that over time
the aggregate per share expenses of the Fund investing in the Core Portfolios should not be more than the expenses that would be incurred by the Fund if it continues to invest directly in securities, although there can be no assurance that any expense savings would be realized.

   --    The possibility that Norwest, Forum and other service
providers to the Fund may benefit through increased economies of scale in the event that assets under management rise, whether or not there is a corresponding benefit to Fund shareholders. The Board considered that conversion to a Core and Gateway structure may enable Norwest to increase assets under management through development of new Gateway Funds with less risk than would be possible without this structure. Because investors in a new Gateway Fund would invest their assets in a Core Portfolio with an established performance record, Norwest could attract assets with less risk of limited success than is typical in the early, developmental years of an investment vehicle.

   --    The costs of the proposed change in fund structure,
other options to the proposed change, and the tax-free nature of the proposed change.

   --    Comparisons With Other Funds.  The Board considered the
advisory fees paid by other investment companies (i) with similar investment objectives and (ii) that invest in a Core and Gateway structure. In addition to comparing the proposed advisory fees, the Board also compared the Fund's projected operating expense ratio with the ratios of those investment companies. Notwithstanding that the conversion to a Core and Gateway structure would, absent waivers, result in increased indirect contractual management fees, the Board believes that even after any such increase, the management fee and expense ratio would remain comparable to industry norms.

   --    Non-Advisory Services Provided To The Fund.  The Board
reviewed the general nature of the non-advisory services performed by Norwest and the fees received by Norwest for performing the services. In addition, the Board considered the organizational structure employed by Norwest in providing the services.

         Based on the foregoing, the Trustees, including a majority of the independent Trustees, determined that it would be in the best interests of each Fund and its respective shareholders for shareholders to approve this Proposal.
Accordingly, the Board recommends that shareholders vote FOR
Proposal Six.

The Board recommends that shareholders vote FOR Proposal Five.

                          PROPOSAL SIX

        TO APPROVE A SUBADVISORY AGREEMENT AMONG NORWEST,
             GALLIARD CAPITAL MANAGEMENT, INC., AND
              THE TRUST, ON BEHALF OF CERTAIN FUNDS

Shareholders of Stable Income Fund, Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund and Growth Balanced Fund (the "Funds"), voting separately by Fund, are entitled to vote on this Proposal. Approval of this Proposal with respect to a Fund requires the approval of a Majority of the holders of the outstanding Shares of the Fund.

INTRODUCTION

         Galliard Capital Management, Inc. ("Galliard") is a registered investment adviser and an affiliate of Norwest. Certain of Galliard's employees assist Norwest personnel in managing the assets of the Funds that are invested in stable income style or managed fixed income style ("Galliard management personnel"). Currently, Stable Income Fund invests substantially all of its assets, and each of Diversified Bond Fund, Conservative Balanced Fund and Moderate Balanced Fund invests a portion of its assets, in stable income style. Each of the Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund and Growth Balanced Fund (the "Blended Funds") also invests a portion of its assets in managed fixed income style. Galliard management personnel who are primarily responsible for managing the day-today operations of the Funds are identified in the Funds' Prospectuses.

         For the reasons discussed below under "Evaluation by the Board," management of the Trust has proposed that the Trust, on behalf of the Funds, enter into a formal sub-advisory agreement with Norwest and Galliard (the "Subadvisory Agreement") that reflects the current arrangements among Galliard, the Trust and Norwest.

THE SUBADVISORY AGREEMENT

         Subject to the general supervision of Norwest and the Board, Galliard management personnel currently make investment decisions for each Fund and continuously review, supervise and administer the Fund's investment program with respect a portion of the Fund's assets. In this regard, it is the responsibility of Galliard management personnel to make decisions relating to each Fund's investments and to place purchase and sale orders regarding those investments with brokers or dealers selected in Galliard's discretion. Currently, Galliard receives a fee from Norwest for Galliard's services.

         The terms of the Subadvisory Agreement would, in all material respects, be identical to the current arrangement among Norwest, Galliard and the Trust. A form of subadvisory agreement is attached to this Proxy Statement as Appendix D.

         Galliard would continue, subject to Norwest's supervision, to be responsible for managing the assets of a Fund, if any, for which Norwest delegates advisory responsibility. For its services with respect to a Fund, Galliard would be entitled to a fee from Norwest that could vary from time to time as a result of periodic negotiations with Galliard regarding such matters as the nature and extent of the services (other than investment selection and order placement activities) provided by Galliard to the Fund, the increased cost and complexity of providing services to the Fund, the investment record of Galliard in managing the Fund's assets and the nature and magnitude of the expenses incurred by Galliard in managing the Fund's assets and by Norwest in overseeing and administering management of the Fund. The contractual fee payable to Norwest by each Fund for investment advisory services will not change as a result of those negotiations.

         Initially, the fees would not exceed an amount equal to .30% of the average daily net assets of Stable Income Fund, .30%
of the average daily net assets of each Blended Fund that are invested in stable income style and [.35%] of the average daily net assets of a Blended Fund that are invested in managed fixed income style.

EFFECT OF PROPOSED RESTRUCTURING ON THE SUBADVISORY AGREEMENT

         To accommodate the investment by a Fund in a Core and Gateway structure (as defined in Proposal Four), the Subadvisory Agreement provides that Galliard will provide and receive a fee for its services with respect to the assets of a Fund that are invested directly in stable income or managed fixed income style. To the extent that a Fund follows stable income style or managed fixed income style by investing in a Core Portfolio, Galliard would neither provide nor receive a fee for its services under the Subadvisory Agreement.

         Upon approval of Proposal Five, each Blended Fund will convert to a fund-of-funds structure and invest the portion of its assets managed in stable income style or managed fixed income style in Stable Income Portfolio or Managed Fixed Income Portfolio of Core Trust (Delaware), respectively. Galliard will serve as subadviser to each of Stable Income Portfolio and Managed Fixed Income Portfolio pursuant to a subadvisory agreement that is substantially the same as the Subadvisory Agreement. Also, upon approval by the Funds of the Trust of the Proposals set forth in this Proxy Statement, Stable Income Fund intends to convert to a master-feeder structure and invest substantially all of its assets in Stable Income Portfolio. That conversion does not require shareholder approval. As a result, Galliard will provide direct advisory services to a Fund under the Subadvisory Agreement only in the event the Fund withdraws its investment from a Core Portfolio.

ADDITIONAL INFORMATION ABOUT GALLIARD

         Galliard is located at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479-2052. Galliard is a registered investment adviser and was incorporated in 1995 under the laws of the state of Minnesota. Norwest owns 100 percent of the voting securities of Galliard. Galliard currently advises the Short Term Bond Fund and Intermediate Bond Fund portfolios of INTRUST Funds Trust, a registered investment company. Galliard has been the investment adviser of the Short Term Bond Fund since [ ] and
Intermediate Bond Fund since [   ].  As of January 31, 1997, the
net assets of Short Term Bond Fund were $15.3 million and of Intermediate Bond Fund were $16.7 million. No Trustee of the Trust now holds or ever has held any securities issued by Galliard. For its advisory services to Short Term Bond Fund and Intermediate Bond Fund, Galliard is entitled to a fee of .125% of the average daily net assets of each fund.

         Set forth below is information concerning the Director and principal executive officer of Galliard.

     Name                     Principal Occupation

Peter Jay Kiedrowski          [Executive Vice President of
                              Norwest Bank Minnesota, N.A.]

Mr. Kiedrowski's address is 800 LaSalle Avenue, Suite 2060,
Minneapolis, Minnesota 55479-2052.

EVALUATION BY THE BOARD

         The Board, at the meeting held on January 28, 1997, in approving the Subadvisory Agreement, determined that the terms of the Subadvisory Agreement are fair and reasonable and in the best interests of the Funds and their shareholders.

         The Board considered various matters in evaluating the reasonableness and fairness of the Subadvisory Agreement. In particular, the Board examined and weighed (1) the nature, quality and extent of the services that are rendered and the results achieved by Galliard in its management of the Funds (including investment performance comparisons with other mutual funds and certain indicies), (2) the relationship between Galliard and Norwest, (3) the payments received by Galliard from all sources related to both the Funds and the other investment companies advised by Galliard, (4) the organizational capabilities and financial condition of Galliard, (5) an analysis of the fee to be paid by Norwest to Galliard and (6) competitive industry fee structures and expense ratios, including, specifically the relationship of the proposed advisory fee rates to those typically paid by similar funds.

The Board recommends that the shareholders vote FOR approval of the subadvisory agreement.

                         PROPOSAL SEVEN

        TO APPROVE SUBADVISORY AGREEMENTS AMONG NORWEST,
            PEREGRINE CAPITAL MANAGEMENT, INC., AND
              THE TRUST, ON BEHALF OF CERTAIN FUNDS

Shareholders of Large Company Growth Fund, Small Company Growth Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Bond Fund, Diversified Equity Fund and Growth Equity Fund, voting separately by Fund, are entitled to vote on this Proposal. Approval of this Proposal with respect to a Fund requires the approval of a Majority of the holders of the outstanding Shares of a Fund.

INTRODUCTION

         Peregrine Capital Management, Inc. ("Peregrine") is a registered investment adviser and an affiliate of Norwest. Certain of Peregrine's employees assist Norwest personnel in managing the assets of the Funds that are invested in large company growth style, small company growth style or positive return style ("Peregrine management personnel"). Currently, each of Large Company Growth Fund and Small Company Growth Fund invest substantially all of its assets in large company growth style and small company growth style, respectively. In addition, each of the Funds identified below invest a portion of their assets in one or more of large company growth style, small company growth style and positive return style.

Investment Style             Fund
large company growth style   Conservative Balanced Fund
                             Moderate Balanced Fund
                             Growth Balanced Fund
                             Diversified Equity Fund
                             Growth Equity Fund

small company growth style   Conservative Balanced Fund
                             Moderate Balanced Fund
                             Growth Balanced Fund
                             Diversified Equity Fund
                             Growth Equity Fund

positive return style        Conservative Balanced Fund
                             Moderate Balanced Fund
                             Growth Balanced Fund
                             Diversified Bond Fund

Peregrine management personnel who are primarily responsible for managing the day-today operations of the Funds are identified in the Funds' Prospectuses.

         For the reasons discussed below under "Evaluation by the Board," management of the Trust has proposed that the Trust, on behalf of the Funds, enter into a formal sub-advisory agreement with Norwest and Peregrine (the "Subadvisory Agreement") that reflects the current arrangements among Peregrine, the Trust and Norwest.

THE SUBADVISORY AGREEMENT

         Subject to the general supervision of Norwest and the Board, Peregrine management personnel currently make investment decisions for each Fund and continuously review, supervise and administer the Fund's investment program with respect a portion of the Fund's assets. In this regard, it is the responsibility of Peregrine management personnel to make decisions relating to each Fund's investments and to place purchase and sale orders regarding those investments with brokers or dealers selected in its discretion. Currently, Peregrine receives a fee from Norwest for Peregrine's services.

         The terms of the Subadvisory Agreement would, in all material respects, be identical to the current arrangement among Norwest, Peregrine and the Trust. A form of subadvisory agreement is attached to this Proxy Statement as Appendix D.

         Peregrine would continue, subject to Norwest's supervision, to be responsible for managing the assets of a Fund, if any, for which Norwest delegates advisory responsibility. For its services with respect to a Fund, Peregrine would be entitled to a fee from Norwest that could vary from time to time as a result of periodic negotiations with Peregrine regarding such matters as the nature and extent of the services (other than investment selection and order placement activities) provided by Peregrine to the Fund, the increased cost and complexity of providing services to the Fund, the investment record of Peregrine in managing the Fund's assets and the nature and magnitude of the expenses incurred by Peregrine in managing the Fund's assets and by Norwest in overseeing and administering management of the Fund. The contractual fee payable to Norwest by each Fund for investment advisory services will not change as a result of those negotiations.

         Initially, the fees would not exceed an amount equal to .65% of the average daily net assets of Large Company Growth
Fund, .65% of the average daily net assets of any Blended Fund that are invested in large company growth style, .90% of the average daily net assets of Small Company Growth Fund, .90% of the average daily net assets of any Blended Fund that are invested in small company growth style, and [.35%] of the average daily net assets of any Blended Fund that are invested in positive return style.

EFFECT OF PROPOSED RESTRUCTURING ON THE SUBADVISORY AGREEMENT

         To accommodate the investment by a Fund in a Core and Gateway structure (as defined in Proposal Four), the Subadvisory Agreement provides that Peregrine will provide and receive a fee for its services with respect to the assets of a Fund that are invested directly in large company growth style, small company growth style and positive return style. To the extent that a Fund follows large company growth style, small company growth style or positive return style by investing in a Core Portfolio, Peregrine would neither provide nor receive a fee for its services under the Subadvisory Agreement.

         Upon approval of Proposal Five, each Blended Fund will convert to a fund-of-funds structure and invest the portion of its assets managed in large company growth style, small company growth style or positive return style in Large Company Growth Portfolio, Small Company Growth Portfolio and/or Positive Return Portfolio of Core Trust (Delaware), respectively. Peregrine will serve as subadviser to each of those Portfolios pursuant to a subadvisory agreement that is substantially the same as the Subadvisory Agreement. Also, upon approval by the Funds of the Trust of the Proposals set forth in this Proxy Statement, each of Large Company Growth Fund and Small Growth Fund will convert to a master-feeder structure and invest substantially all of its assets in Large Company Growth Portfolio and Small Company Growth Portfolio, respectively. Those conversions do not require shareholder approval. As a result, Peregrine will provide direct advisory services to a Fund under the Subadvisory Agreement only in the event the Fund withdraws its investment from a Core Portfolio.

ADDITIONAL INFORMATION ABOUT PEREGRINE

         Peregrine is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402-2018.
Peregrine is a registered investment adviser and was incorporated in 1984. Peregrine is a division of Norwest Bank Colorado, N.A., which is a subsidiary of Norwest Corporation, the parent company of Norwest. No Trustee of the Trust now holds or ever has held any securities issued by Peregrine. Peregrine does not currently advise any other investment companies.

         Set forth below is information concerning the Directors and principal executive officer of Peregrine:

     Name                     Principal Occupation

James R. Campbell             [Director of Norwest Bank
                              Minnesota, N.A.]

Robert B. Mersky              [Head of Investments, Norwest Bank
                              Minnesota, N.A.]

The address of each of the foregoing is Peregrine Capital
Management, Inc., LaSalle Plaza, 800 LaSalle Avenue, Suite 1850,
Minneapolis, MN 55402-2018.

EVALUATION BY THE BOARD

         The Board, at the meeting held on January 28, 1997, in approving the Subadvisory Agreement, determined that the terms of the Subadvisory Agreement are fair and reasonable and in the best interests of the Funds and their shareholders.

         The Board considered various matters in evaluating the reasonableness and fairness of the Subadvisory Agreement. In particular, the Board examined and weighed (1) the nature, quality and extent of the services that are rendered and the results achieved by Peregrine in its management of the Funds (including investment performance comparisons with other mutual funds and certain indicies), (2) the relationship between Peregrine and Norwest, (3) the payments received by Peregrine from all sources related to both the Funds and the other investment companies advised by Peregrine, (4) the organizational capabilities and financial condition of Peregrine, (5) an analysis of the fee to be paid by Norwest to Peregrine and (6) competitive industry fee structures and expense ratios, including, specifically the relationship of the proposed advisory fee rates to those typically paid by similar funds.

The Board recommends that the shareholders vote FOR approval of the subadvisory agreement.

                         PROPOSAL EIGHT

        TO APPROVE SUBADVISORY AGREEMENTS AMONG NORWEST,
                 UNITED CAPITAL MANAGEMENT, AND
              THE TRUST, ON BEHALF OF CERTAIN FUNDS

Shareholders of Contrarian Stock Fund, Total Return Bond Fund, Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund and Growth Balanced Fund voting separately by Fund, are entitled to vote on this Proposal. Approval of this Proposal with respect to a Fund requires the approval of a Majority of the holders of the outstanding Shares of a Fund.

INTRODUCTION

         United Capital Management, Inc., a division of Norwest Bank Colorado, N.A. ("UCM"), is an affiliate of Norwest and certain of UCM's employees assist Norwest personnel in managing the assets of Contrarian Stock Fund and the Funds that are invested in total return bond style ("UCM management personnel"). Currently, Total Return Bond Fund invests substantially all of its assets, and each of Conservative Balanced Fund, Moderate Balanced Fund and Diversified Bond Fund (the "Blended Funds") invests a portion of its assets, in total return bond style. UCM management personnel who are primarily responsible for managing the day-to-day operations of the Funds are identified in the Funds' Prospectuses.

         For the reasons discussed below under "Evaluation by the Board," management of the Trust has proposed that the Trust, on behalf of the Funds, enter into a formal sub-advisory agreement with Norwest and UCM (the "Subadvisory Agreement") that reflects the current arrangements among UCM, the Trust and Norwest.

THE SUBADVISORY AGREEMENT

         Subject to the general supervision of Norwest and the Board, UCM management personnel currently make investment decisions for each Fund and continuously review, supervise and administer the Fund's investment program with respect a portion of the Fund's assets. In this regard, it is the responsibility of UCM management personnel to make decisions relating to each

Fund's investments and to place purchase and sale orders regarding those investments with brokers or dealers selected in its discretion. Currently, UCM receives a fee from Norwest for UCM's services.

         The terms of the Subadvisory Agreement would, in all material respects, be identical to the current arrangement among Norwest, UCM and the Trust. A form of subadvisory agreement is attached to this Proxy Statement as Appendix D.

         UCM would continue, subject to Norwest's supervision, to be responsible for managing the assets of a Fund, if any, for which Norwest delegates advisory responsibility. For its services with respect to a Fund, UCM would be entitled to a fee from Norwest that could vary from time to time as a result of periodic negotiations with UCM regarding such matters as the nature and extent of the services (other than investment selection and order placement activities) provided by UCM to the Fund, the increased cost and complexity of providing services to the Fund, the investment record of UCM in managing the Fund's assets and the nature and magnitude of the expenses incurred by UCM in managing the Fund's assets and by Norwest in overseeing and administering management of the Fund. The contractual fee payable to Norwest by each Fund for investment advisory services will not change as a result of those negotiations.

         Initially, the fee would not exceed, with respect to Contrarian Stock Fund, an amount equal to .80% of the first
$300 million of the Fund's average daily net assets, .76% of the next $400 million of the Fund's average daily net assets and .72% of the remaining average daily net assets of the Fund.
Initially, the fee for Total Return Bond Fund would not exceed an amount equal to [.35%] of the Fund's average daily net assets and the fee for any Blended Fund would not exceed [.35%] of the average daily net assets of any Blended Fund that are invested in total return bond style.

EFFECT OF PROPOSED RESTRUCTURING ON THE SUBADVISORY AGREEMENT

         To accommodate the investment by a Fund in a Core and Gateway structure (as defined in Proposal Four), the Subadvisory Agreement provides that UCM will provide and receive a fee for its services with respect to the assets of a Fund that are invested directly in total return bond style. To the extent that a Fund follows total return bond style by investing in a Core Portfolio, UCM would neither provide nor receive a fee for its services under the Subadvisory Agreement.

         Upon approval of Proposal Five, each Blended Fund will convert to a fund-of-funds structure and invest the portion of its assets managed in total return bond style in Total Return

Bond Portfolio of Core Trust (Delaware). UCM will serve as subadviser to Total Return Bond Portfolio pursuant to a subadvisory agreement that is substantially the same as the Subadvisory Agreement. Also, upon approval by shareholders of Total Return Bond Fund of Proposal Four, the Fund will convert to a master-feeder structure and invest substantially all of its assets in Total Return Bond Portfolio. As a result, UCM will provide direct advisory services to a Fund under the Subadvisory Agreement only in the event the Fund withdraws its investment from a Core Portfolio.

ADDITIONAL INFORMATION ABOUT UCM

         UCM. UCM, located at 1700 Lincoln Street, Suite 3301, Denver, Colorado 80274-8677, is a part of Norwest Bank Colorado,
N.A., and was organized in [   ].  UCM is controlled by W. Lon
Schruer, who is the president. UCM does not currently advise any other investment companies. No Trustee of the Trust now holds or ever has held any securities issued by [Norwest Bank Colorado, N.A.].

         Set forth below is information concerning the principal executive officer of UCM:

     Name                     Principal Occupation

W. Lon Schruer                President of UCM

Mr. Schruer's address is United Capital Management, 1700 Lincoln
Street, Suite 3301, Denver, Colorado 80274-8677.

EVALUATION BY THE BOARD

         The Board, at the meeting held on January 28, 1997, in approving the Subadvisory Agreement, determined that the terms of the Subadvisory Agreement are fair and reasonable and in the best interests of the Funds and their shareholders.

         The Board considered various matters in evaluating the reasonableness and fairness of the Subadvisory Agreement. In particular, the Board examined and weighed (1) the nature, quality and extent of the services that are rendered and the results achieved by UCM in its management of the Funds (including investment performance comparisons with other mutual funds and certain indicies), (2) the relationship between UCM and Norwest,
(3) the payments received by UCM from all sources related to both the Funds and the other investment companies advised by UCM,
(4) the organizational capabilities and financial condition of UCM, (5) an analysis of the fee to be paid by Norwest to UCM and
(6) competitive industry fee structures and expense ratios, including, specifically the relationship of the proposed advisory fee rates to those typically paid by similar funds.

The Board recommends that the shareholders vote FOR approval of the subadvisory agreement.

                       PROPOSAL NINE

          APPROVAL OF AN AMENDMENT TO THE FUND'S
                   INVESTMENT OBJECTIVE

Shareholders of Municipal Money Market Fund, Diversified
Bond Fund, Income Fund, Income Equity Fund, Small Company
Growth Fund and ValuGrowth Stock Fund (the "Funds"), voting separately by Fund, are entitled to vote on this Proposal.
Approval of this Proposal with respect to a Fund requires the approval of a Majority of the outstanding Shares of the Fund.

INTRODUCTION

         The investment objective of an investment company is a concise statement of the company's aim or goal and may be changed only upon the approval of its shareholders. An investment company's fundamental and non-fundamental policies describe how it intends to achieve its investment objective. Management proposes to amend the Funds' investment objectives to simplify them and/or to eliminate provisions that constitute investment policies. In certain cases, the proposed amendments will provide Norwest with greater flexibility in managing the Fund's assets. Listed below are the current and proposed objectives for each Fund.

Fund           Current Investment       Proposed Investment
               Objective                Objective
Municipal
Money          Provide high current     Provide high current
Market         income which is          income exempt from
Fund           exempt from federal      federal income tax.
               income taxes to the
               extent consistent
               with the
               preservation of
               capital and the
               maintenance of
               liquidity.

Diversifie     Provide consistent       Provide [as high a
d Bond         fixed income returns     level of] total
Fund           by investing             return [as is]
               primarily in a           consistent with
               portfolio of             minimal annual
               intermediate             return volatility.
               maturity, investment
               grade fixed income
               securities.

Income         Seek current income      Provide [a high
Fund           and, secondarily,        level of] current
               growth of capital.       income.

Income         Provide both long-       Provide long-term
Equity         term capital             capital appreciation
Fund           appreciation in line     and, secondarily,
               with that of the         above-average
               overall equity           dividend income.
               securities markets
               and above-average
               dividend income.

Small          Provide long-term        Provide long-term
Company        capital appreciation     capital
Growth         by investing             appreciation.
Fund           primarily in small
               and medium-sized
               domestic companies
               that are either
               growing rapidly or
               completing a period
               of significant
               change.

ValuGrowth     Seek capital             Provide capital
(SM) Stock     appreciation by          appreciation.
Fund           investing in a
               diversified
               portfolio of common
               stock and securities
               convertible into
               common stock which
               may be rated or
               unrated.


         The effect of the proposed amendments on each Fund is described below.

         Municipal Money Market Fund. The proposed amendment would simplify the Fund's investment objective but would not affect the manner in which the Fund's assets currently are managed. As a money market mutual fund, the Fund is required by law to operate in accordance with specific investment policies designed to preserve capital and maintain liquidity. Accordingly, the Fund's investment objective need not repeat those investment policies.

         Diversified Bond Fund. The proposed amendment would simplify the Fund's investment objective but would not affect the manner in which the Fund's assets are managed. Specifically, the amendment would remove from the Fund's objective and adopt as a fundamental policy of the Fund the requirement that the Fund would invest primarily in intermediate maturity, investment grade fixed income securities.

         Income Fund. The proposed amendment would eliminate the Fund's secondary objective in order to clarify the Fund's investment focus. Management of the Trust believes that the secondary objective of growth of capital [is no longer appropriate for the Fund]. The proposed amendment would clarify that the Fund seeks to obtain current income and would not affect the manner in which the Fund's assets currently are managed.

         Income Equity Fund. The proposed amendment would clarify that the Fund's principal emphasis is on providing long-term capital appreciation. The amendment would not affect the manner in which the Fund's assets currently are managed.

         Small Company Growth Fund. The proposed amendment would simplify and clarify the Fund's investment objective and would provide Norwest with greater flexibility in managing the Fund's assets. The reference to "small and medium sized" companies in the Fund's investment objective enables the Fund to invest in both small and medium sized companies which are defined in the Fund's Prospectus as companies with capitalizations of less than $750 million at the time of the Fund's purchase. Management and Norwest believe that those companies may be designated as "small
sized" companies.   The Fund's investment in small sized
companies will be emphasized by the name of the Fund and the deletion from the objective of the reference to the size of the companies in which the Fund will invest. Accordingly, upon approval of this Proposal, the Fund would continue to invest primarily in companies with capitalizations of less than $750 million at the time of purchase and would define those companies as "small sized" companies.

         In addition, the proposed amendment would eliminate the limitation set forth in the Fund's objective regarding the securities of companies that are growing rapidly or completing a period of significant change. As a result, Norwest would be permitted to invest the Fund's assets in the securities of small sized companies, as defined above, which are attractively valued for other reasons.

         ValuGrowth Stock Fund. The proposed amendment would simplify the Fund's objective and would provide Norwest with greater flexibility in managing the Fund's assets. Management of the Trust proposes to eliminate the statements of investment policy set forth in the Fund's investment objective. Approval of this proposal would not affect the manner in which the Fund's assets currently are managed. The Fund's investments, however, would no longer be limited to common stock and convertible securities. [The Fund would be permitted to invest in warrants and debt securities, including U.S. Government securities, and engage in transactions involving options on securities. Those investments and investment techniques are described in Appendix A to this Proxy Statement.]


             The Board recommends that shareholders
                    vote FOR Proposal Three.

                          OTHER MATTERS

         Management knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters.


                 INFORMATION CONCERNING NORWEST

         Norwest is a subsidiary of Norwest Corporation, a bank holding company with operations in all 50 states and, as of
           , $[___] billion in total assets. Norwest provides investment advice with respect to assets that totaled approximately $22 billion as of June 30, 1996. [As of February 25, 1997, Norwest Corporation owned approximately 80% of the outstanding shares of Norwest. As of the same date, Norwest Holding Company owned more than [10]% of the outstanding shares of Norwest. Norwest Holding Company is [a Minnesota corporation].

         Set forth below is information concerning the principal executive officer and Directors of Norwest:

     Name                        Principal Occupation

Scott A. Kisting       Director, President and Chief Executive
                       Officer of Norwest

James R. Campbell      Director of Norwest

William H. Queenan     Director of Norwest and Executive Vice
                       President of Norwest Corporation

John T. Thornton       Director of Norwest and Executive Vice
                       President and Chief Financial Officer of
                       Norwest Corporation

Richard C. Westergaard Director of Norwest

The address of each of the foregoing is Sixth and Marquette, Minneapolis, Minnesota 55479.

         Pursuant to agreements between the Trust and Norwest, Norwest acts as transfer agent and custodian and provides certain ministerial services in connection with the lending of the Funds' portfolio securities for the Trust. Norwest receives transaction fees for providing services in connection with the securities lending program. For the fiscal year ended May 31, 1996, the

Trust paid Norwest the following amounts in transfer agency fees and custodial fees, respectively:

                                Total               Total
                            Compensation        Compensation
                           For Services as     For Services as
                           Transfer Agent         Custodian
Cash Investment Fund         $4,115,883          $180,261
Ready Cash Investment Fund   $1,463,228          $131,517
U.S. Government Fund         $3,744,761          $165,425
Treasury Fund                $1,621,967          $ 90,891
Municipal Money Market Fund  $  347,985          $ 70,303
Stable Income Fund           $   88,439          $      0
Intermediate Government      $  107,671          $      0
  Income Fund
Diversified Bond Fund        $  246,269          $      0
Income Fund                  $  457,882          $ 32,741
Total Return Bond Fund       $  284,821          $ 22,542
Limited Term Tax-Free Fund   $        0          $      0
Tax-Free Income Fund         $  239,716          $ 37,256
Colorado Tax-Free Fund       $   51,618          $ 11,471
Minnesota Tax-Free Fund      $   29,308          $  3,621
Conservative Balanced Fund   $  209,183          $      0
Moderate Balanced Fund       $  570,201          $      0
Growth Balanced Fund         $  613,905          $      0
Index Fund                   $  226,426          $      0
Income Equity Fund           $  113,895          $      0
ValuGrowth Stock Fund        $  403,952          $ 30,037
Diversified Equity Fund      $1,168,792          $      0
Growth Equity Fund           $  928,442          $      0
Large Company Growth Fund    $  105,443          $      0
Small Company Stock Fund     $  214,807          $ 17,934
Small Company Growth Fund    $  459,327          $      0
Small Cap Opportunities Fund $        0          $      0
Contrarian Stock Fund        $  107,364          $  8,747
International Fund           $  175,887          $      0

         Norwest will continue to act as transfer agent and custodian and to provide securities lending services for each Fund of the Trust that receives shareholder approval to amend its advisory agreement at the Meeting. For each Fund that converts to a Core and Gateway structure, Norwest will continue to act as transfer agent for the Fund and will still receive custodial fees and fees for securities lending services with respect to the assets of the Funds that are invested directly in securities and for Norwest's services rendered to the Fund's Core Portfolio(s).

              SHAREHOLDERS AS OF FEBRUARY 25, 1997

         As of February 25, 1997 the Trust had [______] outstanding shares, and the number of outstanding Shares of each Fund was: Cash Investment Fund, [______]; Ready Cash Investment Fund, [______]; U.S. Government Fund, [______]; Treasury Fund, [______]; Municipal Money Market Fund, [______]; Stable Income Fund [______]; Intermediate Government Income Fund, [______]; Diversified Bond Fund, [______]; Income Fund, [______]; Total Return Bond Fund, [______]; Limited Term Tax-Free Fund, [______]; Tax-Free Income Fund, [______]; Colorado Tax-Free Fund, [______]; Minnesota Tax-Free Fund, [______]; Conservative Balanced Fund, [______]; Moderate Balanced Fund, [______]; Growth Balanced Fund, [______]; Index Fund, [______]; Income Equity Fund, [______];
ValuGrowth Stock Fund, [______]; Diversified Equity Fund, [______]; Growth Equity Fund, [______]; Large Company Growth Fund, [______]; Small Company Stock Fund, [______]; Small Company Growth Fund, [______]; Small Cap Opportunities Fund, [______]; Contrarian Stock Fund, [______]; and International Fund, [______].

         As of February 25, 1997, the Trustees and officers of the Trust as a group owned beneficially less than 1% of the outstanding Shares of each Fund of the Trust.

         Set forth below is certain information as to all persons known to the Trust who owned of record or beneficially 5% or more of a Fund's outstanding shares as of February 28, 1997.

The following table lists the persons who owned of record 5% or more of the outstanding shares of a class of shares of a Fund as of February 25, 1997, as well as their percentage holding of all shares of the Fund. All percentages are rounded off to the nearest one percent. Certain persons own shares of the Funds of record only, including Alpine & Co., BHC Securities, Inc., EMSEG & Co., First Stock Co., Norwest Bank Minnesota, N.A. and Stout & Co.

                                                                 SHARE                 %OF       %OF
                            NAME AND ADDRESS                     BALANCE               CLASS     FUND

Cash Investment Fund        Norwest Bank Minnesota NA            200,607,071           11%        11%
                            Collective Trust Funds
                             Clearing Account
                            733 Marquette Avenue 4th Floor
                            Minneapolis, MN 55479-0050




                               65




Ready Cash Investment Fund
Investor Shares             BHC Securifies, Inc.                 201,599,526           40%        12%
                            One Commerce Square
                            2005 Market Street
                            Philadelphia, PA 19103-3212

Institutional Shares        Stout & Co.                           82,921,160           7%          5%
                            Discretionary Cash
                            1740 Broadway MS 8751
                            Denver, CO 80274

                            Norwest Bank Minnesota NA AMS        458,179,987           39%        27%
                            VP460030I
                            Attn:  Cash Sweep Processing
                            733 Marquette Avenue 4th Floor
                            Minneapolis, MN 55479-0050

                            Norwest Bank Minnesota NA AMS        327,285,687           28%        19%
                            VP460500022
                            Attn: Cash Sweep Processing
                            733 Marquette Avenue 4th Floor
                            Minneapolis, MN 55479-0050

                            Norwest Bank Minnesota NA AMS        124,271,901           10%         7%
                            VP4500030
                            Attn: Cash Sweep Processing
                            733 Marquette Avenue 4th Floor
                            Minneapolis, MN 55479-0050

                            Alpine & Co                           78,689,001           7%          5%
                            Non Discretionary
                            1740 Broadway MS 8751
                            Denver, CO 80274

U.S. Government Fund        Alpine & Co                          148,485,489           9%          9%
                            Non-Discretionary
                            1740 Broadway MS 8751
                            Denver, CO 80274

                            Norwest Bank Minnesota NA AMS      1,032,827,619           64%        64%
                            Collective Trust Funds
                            Clearing Account
                            733 Marquette Avenue 4th Floor
                            Minneapolis, MN 55479-0050

Treasury Fund               Alpine & Co.                          61,812,363           7%          7%
                            Discretionary
                            1740 Broadway MS 8751
                            Denver, CO 80274




                               66




                            Norwest Bank Minnesota NA AMS        455,951,871           48%        48%
                            Collective Trust Funds
                            Clearing Account
                            733 Marquette Avenue 4th Floor
                            Minneapolis, MN 55479-0050

                            Norwest Bank Colorado                 54,923,699           7%          6%
                            P.O. Box 400
                            Colorado Springs, CO 80901

Municipal Money Market
Fund
Investor Shares             Advance Homes, Inc.                    5,047,919           8%          0%
                            4215 E 60th St., Suite 6
                            Davenport, IA 52807

                            West Texas Industries Inc.             4,063,277           6%          0%
                            P.O. Box 1680
                            Lubbock, TX 79408

                            BHC Securities, Inc.                  20,938,370           32%         0%
                            One Commerce Square
                            2005 Market Street
                            Philadelphia PA 19103-3212

Institutional Shares        Norwest Bank Minnesota NA AMS        107,270,676           17%       16%
                            Collective Trust Funds
                             Clearing Account
                            733 Marquette Avenue 4th Floor
                            Minneapolis, MN 55479-0050

                            Norwest Bank Minnesota NA            296,020,622           48%       43%
                            VP4620002
                            Attn:  Cash Sweep Processing
                            733 Marquette Avenue 4th Floor
                            Minneapolis, MN 55479-0050

Stable Income Fund
  A Shares                  BHC Securities, Inc.                      83,469           7%          0%
                            One Commerce Square
                            2005 Market Street
                            Philadelphia PA 19103-3212

                            Ramsey Foundation                        136,738           11%       .01%
                            8100 34th Avenue South
                            P.O. Box 1309
                            Minneapolis, MN 55440-1309






                               67




                            St. Paul Ramsey Medical Center           274,204           23%         3%
                            6th Floor
                            8100 34th Ave South
                            P.O. Box 1309
                            Minneapolis, MN 55440-1309

                            Von Maur Investment Co                   112,663           9%          1%
                            6565 Brady St
                            Davenport, IA 52806

                            Aspen Medical Group, PA                   90,811           8%         9%
                            1021 Bandana Blvd E, Suite 200
                            St Paul, MN 55108

                            Analysts International Corporation       216,969           19%       2.1%
                            7615 Metro Blvd
                            Minneapolis, MN 55439

B Shares                    Marjorie A. Thien                          2,874           5%          3%
                            5400 Vernon Avenue S
                            Ednia, MN 55436

                            Benedict M. Lonsky                         4,018           8%         4%
                            and Bernice T. Lonsky
                            2524 W. Armour Trce
                            Minneapolis, MN 55418

                            Fred P. Mattson                            7,980           15%        8%
                            and Berry J. Matton
                            P.O. Box 248
                            Elmwood, WI 54740-0248

                            Lucy Wu                                    2,833           5%         3%
                            702 14th Avenue S
                            Minneapolis, MN 55414

                            BHC Securities, Inc.                       4,566           9%         4%
                            FBO FAO 52490122
                            One Commerce Square
                            2005 Market St, Ste 1200
                            Philadelphia, PA 19103

                            BHC Securities, Inc.                       4,973           10%        5%
                            FBO 52509602
                            One Commerce Square
                            2005 Market St, Ste 1200
                            Philadelphia, PA 19103

                            BHC Securities, Inc.                       3,680           7%         4%




                               68




                            FBO FAO 52510525
                            One Commerce Square
                            2005 Market St, Ste 1200
                            Philadelphia, PA 19103

                            BHC Securities, Inc.                       3,330           6%         3%
                            FBO 51631241
                            One Commerce Square
                            2005 Market St, Ste 1200
                            Philadelphia, PA 19103

I Shares                    EMSEG & Co.                            8,185,835           89%       78%
                            c/o Norwest Bank Minnesota, N.A.
                            733 Marquette Avenue
                            Minneapolis, MN 55479

                            Norwest Bank Texas NA                    639,848           7%         6%
                            1500 Broadway
                            Lubbock, TX 79408

Diversified Bond Fund
  I Shares                  EMSEG & Co.                            5,863,877           88%        88%
                            c/o Norwest Bank Minnesota, N.A.
                            733 Marquette Avenue MS 0036
                            Minneapolis, MN 55479-0036

Income Fund
  A Shares                  BHC Securities, Inc.                     191,855           34%         1%
                            One Commerce Square
                            2005 Market Street
                            Philadelphia, PA 19103-3212

  I Shares                  Norwest Income Bond CTF               15,345,916           53%        51%
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55480-8477

                            EMSEG & Co Ira                         2,377,358           8%          1%
                            Norwest Bank Minnesota, NA
                            733 Marquette Avenue
                            Minneapolis, MN 55479-0036

                            Stout & Co.                            1,591,766           6%         1%
                            Discretionary Cash
                            1740 Broadway MS 8751
                            Denver, CO 80274








                               69




                            Dentru & Co                            5,118,550           18%        17%
                            Non-Discretionary Cash
                            1740 Broadway Mail 8676
                            Denver CO 80274

                            FINABA                                 2,386,537           8%          8%
                            Discretionary Cash Acct
                            1314 Avenue K
                            Lubbock, TX 79401

Intermediate Government
Income Fund
  A Shares                  BHC Securities, Inc.                     300,189           22%         1%
                            One Commerce Square
                            2005 Market Street
                            Philadelphia, PA 19103-3212

                            Ibraham Madani                           100,694           7%          0%
                            and Saiwa Abdulghaffar
                            c/o Bernie Markel
                            10010 Regency Circle
                            Omaha, NE 68114

  I Shares                  EMSEG & Co.                           29,431,579           82%        77%
                            c/o Norwest Bank Minnesota, N.A.
                            733 Marquette Avenue MS 0036
                            Minneapolis, MN 55479-0036

                            Dentru & Co.                           4,113,123           11%         9%
                            c/o Norwest Bank Colorado NA
                            Denver, CO 80274-8676

Total Return Bond Fund
  A Shares                  BHC Securities, Inc.                      91,040           33%        1%
                            One Commerce Square
                            2005 Market Street
                            Philadelphia, PA 19103-3212

                            Norwest Wealthbuilder                     96,675           35%         1%
                            Reinvest Account
                            733 Marquette Avenue
                            Minneapolis, MN 55479-0050

  I Shares                  Stout & Co.                            1,214,706           9%          9%
                            Discretionary Cash
                            1740 Broadway MS 8751
                            Denver, CO 80274






                               70




                            Dentru & Co                            1,665,133           13%        12%
                            Non-Discretionary Cash
                            1740 Broadway Mail 8676
                            Denver, CO 80274

                            EMSEG & Co.                              667,221           5%          5%
                            Norwest Bank Minnesota, NA
                            733 Marquette Avenue
                            Minneapolis, MN 55479-0050

                            Kiwilis & Co                             679,483           5%          5%
                            Discretionary Reinvest
                            1700 Broadway MS 0076
                            Denver, CO 80274

                            Seret & Co.                            7,711,279           59%       57%
                            Discretionary Reinvest
                            1700 Broadway MS 0076
                            Denver, CO 80274

Tax-Free Income Fund
  A Shares                  BHC Securities, Inc.                     404,831           14%         1%
                            One Commerce Square
                            2005 Market Street
                            Philadelphia, PA 19103-3212

  I Shares                  Stout & Co.                            1,966,104           7%          6%
                            Discretionary Cash
                            1740 Broadway MS 8751
                            Denver, CO 80274

                            Dentru & Co                            5,482,571           20%        17%
                            Non-Discretionary Cash
                            1740 Broadway Mail 8676
                            Denver, CO 80274

                            FINABA                                 1,668,836           6%          5%
                            Discretionary Cash Acct
                            1314 Avenue K
                            Lubbock, TX 79401

                            Norwest Tax Exempt Bond Fund          17,173,002           61%        54%
                            P.O. Box 1450 NW 8477
                            Minneapolis, MN 55480-8477

Colorado Tax-Free Fund
  A Shares                  BHC Securities, Inc.                     298,280           11%         9%
                            One Commerce Square
                            2005 Market Street
                            Philadelphia, PA 19103-3212



                               71




                            Walter Stonehocker and Roswitha          520,622           19%        15%
                            Stonehocker
                            15600 Holly
                            Brighton, CO 80601

  I Shares                  Stout & Co.                            1,024,973           41%        30%
                            Discretionary Cash
                            1740 Broadway MS 8751
                            Denver, CO 80274

                            Dentru & Co                            1,410,397           57%        41%
                            Non-Discretionary Cash
                            1740 Broadway Mail 8676
                            Denver, CO 80274

Minnesota Tax-Free Fund
  A Shares                  BHC Securities, Inc.                     360,855           14%         7%
                            One Commerce Square
                            2005 Market Street
                            Philadelphia, PA 19103-3212

  I Shares                  EMSEG & Co Ira                           203,386           43%         5%
                            Norwest Bank Minnesota, NA
                            733 Marquette Avenue
                            Minneapolis, MN 55479-0036

Conservative Balanced Fund
  I Shares                  EMSEG & Co.                            7,246,804           92%        92%
                            c/o Norwest Bank Minnesota, N.A.
                            733 Marquette Avenue
                            Minneapolis, MN 55479

Moderate Balanced Fund
  I Shares                  EMSEG & Co.                           17,938,553           91%        91%
                            c/o Norwest Bank Minnesota, N.A.
                            733 Marquette Avenue MS 0036
                            Minneapolis, MN 55479-0036

Growth Balanced Fund
  I Shares                  EMSEG & Co.                           18,302,059           92%        92%
                            c/o Norwest Bank Minnesota, N.A.
                            733 Marquette Avenue MS 0036
                            Minneapolis, MN 55479-0036










                               72




Income Equity Fund
  A Shares                  BHC Securities, Inc.                     453,389           38%         4%
                            Trade House Acct
                            One Commerce Square
                            2005 Market St
                            Philadelphia, PA 19103-3212

                            Abbot Limited Company                     74,360           6%          1%
                            P.O. Box 247
                            305 Main Street
                            Walthill, NE 68067

  I Shares                  EMSEG & Co.                            5,788,026           61%        51%
                            c/o Norwest Bank Minnesota, N.A.
                            733 Marquette Avenue MS 0036
                            Minneapolis, MN 55479-0036

                            Dentru & Co.                           1,249,858           13%        11%
                            c/o Norwest Bank Colorado NA
                            Denver, CO 80274-8676

                            Norwest Bank Texas NA                    881,299           9%          8%
                            1500 Broadway
                            Lubbock, TX 79408

                            Stout & Co.                              788,757           8%          3%
                            c/o Norwest Bank Colorado NA
                            1740 Broadway
                            Denver, CO 80274-8676

ValuGrowth Stock Fund
  A Shares                  BHC Securities, Inc.                     270,857           40%         3%
                            One Commerce Square
                            2005 Market Street
                            Philadelphia, PA 19103-3212

  I Shares                  EMSEG & Co.                            1,386,894           20%        18%
                            Norwest Bank Minnesota, NA
                            733 Marquette Avenue
                            Minneapolis, MN 55479-0036

                            Stout & Co.                            1,558,788           23%        20%
                            Discretionary Cash
                            1740 Broadway MS 8751
                            Denver, CO 80274








                               73




                            Dentru & Co                            1,800,377           26%        23%
                            Non-Discretionary Cash
                            1740 Broadway Mail 8676
                            Denver, CO 80274

                            FINABA                                 1,069,163           15%        14%
                            Discretionary Cash Acct
                            1314 Avenue K
                            Lubbock, TX 79401

Index Fund
  I Shares                  EMSEG & Co.                            8,964,468           96%        96%
                            c/o Norwest Bank Minnesota, N.A.
                            733 Marquette Avenue MS 0036
                            Minneapolis, MN 55479-0036
/
Diversified Equity Fund
  A Shares                  BHC Securities, Inc.                     249,054           71%         1%
                            One Commerce Square
                            2005 Market St
                            Philadelphia, PA 19103-3212

  I Shares                  EMSEG & Co.                           27,143,748           87%        86%
                            c/o Norwest Bank Minnesota, N.A.
                            733 Marquette Avenue MS 0036
                            Minneapolis, MN 55479 0036

                            Kiwils & Co.                           2,533,749           8%          8%
                            c/o Norwest Bank Colorado NA
                            1740 Broadway MS 8676
                            Denver, CO 80274-8676

Growth Equity Fund
  A Shares                  BHC Securities, Inc.                      80,539           25%         3%
                            Trade House Acct
                            One Commerce Square
                            2005 Market St
                            Philadelphia, PA 19103-3212

                            Norwest Wealthbuilder                    120,384           37%         0%
                            Reinvest Account
                            733 Marquette Avenue
                            Minneapolis, MN 55479-0040

                            Abbot Limited Company                     73,959           23%         0%
                            P.O. Box 247
                            305 Main Street
                            Waithill, NE 68067





                               74




  I Shares                  EMSEG & Co.                           23,807,193           93%        91%
                            c/o Norwest Bank Minnesota, N.A.
                            733 Marquette Avenue MS 0036
                            Minneapolis, MN 55479-0036

Large Company Growth
Fund
  I Shares                  EMSEG & Co.                            3,096,084           95%        95%
                            c/o Norwest Bank Minnesota, N.A.
                            733 Marquette Avenue MS 0036
                            Minneapolis, MN 55479-0036

Small Company Stock Fund
  A Shares                  Norwest Wealthbuilder                     77,299           18%         1%
                            Reinvest Account
                            733 Marquette Avenue
                            Minneapolis, MN  55479-0040

                            BHC Securities, Inc.                     159,413           38%         1%
                            One Commerce Square
                            2005 Market Street, Suite 1200
                            Philadelphia, PA  19103

  B Shares                  BHC Securities, Inc.                      30,101           10%         0%
                            FAO 52711393
                            One Commerce Square
                            2005 Market Street, Suite 1200
                            Philadelphia, PA  19103

  I Shares                  EMSEG & Co Ira                         4,918,473           48%        45%
                            Norwest Bank Minnesota, NA
                            733 Marquette Avenue 50
                            Minneapolis, MN  55479-0050

                            Stout & Co.                            1,010,087           10%         9%
                            Discretionary Cash
                            1740 Broadway MS 8751
                            Denver, CO  80274

                            Dentru & Co                            1,166,630           11%        11%
                            Non-Discretionary Cash
                            1740 Broadway Mail 8676
                            Denver, CO  80274

Small Company Growth Fund
  I Shares                  EMSEG & Co.                           11,436,485           99%        99%
                            c/o Norwest Bank Minnesota, N.A.
                            733 Marquette Avenue MS 0036
                            Minneapolis, MN  55479-0036

Contrarian Stock Fund


                               75




  A Shares                  BHC Securities, Inc.                      24,055           24%         1%
                            One Commerce Square
                            2005 Market Street, Suite 1200
                            Philadelphia, PA  19103

                            Marathon Press, Inc.                       5,127           5%          0%
                            P.O. Box 407
                            1500 Square Turn Blvd.
                            Norfolk, NE  68702-0407

                            Norwest Wealthbuilder                     44,673           45%         1%
                            Reinvest Account
                            733 Marquette Avenue
                            Minneapolis, MN  55479-0040

  B Shares                  BHC Securities, Inc.                       3,473           7%          0%
                            FAO 51610366
                            One Commerce Square
                            2005 Market St, Ste 1200
                            Philadelphia, PA  19103

                            BHC Securities, Inc.                       8,248           17%         0%
                            FAO 51611219
                            One Commerce Square
                            2005 Market Street, Suite 1200
                            Philadelphia, PA  19103

                            Bonnie Forsman                             4,749           10%         0%
                            4703 Lakeview Ave N
                            Brooklyn Center, MN  55429

  I Shares                  Stout & Co.                              741,467           25%        24%
                            Discretionary Cash
                            1740 Broadway MS 8751
                            Denver, CO  80274

                            Dentru & Co.                             643,947           22%        21%
                            Non-Discretionary Cash
                            1740 Broadway Mail 8676
                            Denver, CO  80274

                            FINABA                                   271,534           9%          9%
                            Discretionary Cash Acct
                            1314 Avenue K
                            Lubbock, TX  79401

                            Kiwils & Co.                             189,347           6.3%      .06%
                            Discretionary Reinvest
                            1740 Broadway MS 8751
                            Denver, CO  80274



                               76




                            Seret & Co.                              760,004           25%        24%
                            Discretionary Reinvest
                            1740 Broadway MS 8751
                            Denver, CO  80274

International Fund
  A Shares                  Norwest Wealthbuilder                     24,633           38%         0%
                            Reinvest Account
                            733 Marquette Avenue
                            Minneapolis, MN  55479-0040

                            BHC Securities, Inc.                      19,295           30%         0%
                            One Commerce Square
                            2005 Market Street, Suite 1200
                            Philadelphia, PA  19103

  B Shares                  BHC Securities, Inc.                       5,144           9%          0%
                            FAO 43268824
                            One Commerce Square
                            2005 Market Street, Suite 1200
                            Philadelphia, PA  19103

  I Shares                  EMSEG & Co.                            6,856,816           86%        85%
                            c/o Norwest Bank Minnesota, N.A.
                            733 Marquette Avenue MS 0036
                            Minneapolis, MN  5479-0036

         As to its share holdings listed above, Norwest [and its affiliates] will solicit voting instructions with respect to the proposals to be acted upon at the Meeting from the beneficial owners of the shares. Norwest will vote all of its share holdings in the same proportion and in accordance with the instructions received from such beneficial owners.


                      OFFICERS OF THE TRUST

         Certain information regarding each officer of the Trust is provided below, including the officer's name, age, position at the Trust and business experience for the last five years, and the date since which the officer has held his or her position. Information regarding Mr. Keffer, the President of the Trust since 1986, is provided in Proposal Two.

Richard C. Butt, 41, Vice President, Assistant Secretary and
  Treasurer since 1996.

    Managing Director, Forum Financial Services, Inc., with which he has been associated since May 1996. Prior thereto, from December 1994 to April 1996 Mr. Butt was a Director of the

    Financial Services Consulting Practice, KPMG Peat Marwick LLP. From November 1993 to August 1994, Mr. Butt was President of 440 Financial Distributors, Inc. a mutual fund administrator and distributor, and prior thereto was Senior Vice President of 440 Financial Group, Inc. Mr. Butt is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor.

David I. Goldstein, 35, Vice President and Secretary since 1993.

    Counsel, Forum Financial Services, Inc., with which he has been associated since 1991. Prior thereto, Mr. Goldstein was associated with the law firm of Kirkpatrick & Lockhart.
    Mr. Goldstein is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor.

Sara M. Clark, 33, Vice President and Assistant Treasurer since 1994.

    Managing Director, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, Ms. Clark was Controller of Wright Express Corporation (a national credit card company). Ms. Clark is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor.

Thomas G. Sheehan, 42, Vice President and Assistant Secretary since 1994.

    Counsel, Forum Financial Services, Inc., with which he has been associated since 1993. Prior thereto, Mr. Sheehan was Special Counsel to the Division of Investment Management of the Securities and Exchange Commission. Mr. Sheehan is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor.

Catherine S. Wooledge, __, Assistant Secretary since [1996].

    Counsel, Forum Financial Services, Inc. with which she has been associated since 1996. Prior thereto, from September 1994 to 1996 Ms. Wooledge was associated with the law firm of Morrison & Foerster. From September 1993 to September 1994, Ms. Wooledge was associate corporate counsel at Franklin Resources, Inc. Prior thereto, Ms. Wooledge was associated with the law firm of Drinker, Biddle & Reath.

Renee A. Walker, 26, Assistant Secretary since 1994.

    Fund Administrator, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, Ms. Walker was an administrator at Longwood Partners (a manager of a hedge fund partnership) for a year. From 1991 to 1993 Ms. Walker was a sales representative at PaineWebber Incorporated (a broker-dealer). [Ms. Walker is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor.]

                NORWEST INVESTMENT SERVICES, INC.

         During the fiscal year ended May 31, 1996, ValuGrowth Stock Fund paid brokerage commissions of $10,494, which constituted 2.41% of the Fund's aggregate brokerage commissions, to Norwest Investment Services, Inc., a wholly-owned broker-dealer subsidiary of Norwest Corporation, the parent of Norwest.

                     ADDITIONAL INFORMATION

         It is anticipated that, following the Meeting, the Trust will not hold any meetings of shareholders except as required by federal or Delaware law. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the Secretary of the Trust, David I. Goldstein, in care of Forum, Two Portland Square, Portland, Maine 04101.

         Banks, broker-dealers and voting trustees and their nominees should advise Thomas G. Sheehan, in care of Forum, Two Portland Square, Portland, Maine 04101 whether, with respect to shares of record owned by them, other persons are beneficial owners of shares for which proxies are being solicited and if so, the number of copies of the Proxy Statement needed in order to supply copies to the beneficial owners of the shares.


       YOU ARE URGED TO FILL IN, DATE AND SIGN AND RETURN
                   THE ENCLOSED PROXY PROMPTLY

                             By Order of the Board of Trustees,


                             David I. Goldstein
                             Vice President and Secretary






                               79
47180160.CZ3

                                            APPENDIX A



                     NORWEST ADVANTAGE FUNDS
                  INVESTMENT ADVISORY AGREEMENT

           November 11, 1994, as Amended _______, 1997

         AGREEMENT made this 11th day of November, 1994, between Norwest Funds (the "Trust"), a business trust organized under the laws of the State of Delaware with its principal place of business at 61 Broadway, New York, New York 10006 and Norwest Bank Minnesota, N.A. (the "Adviser"), a banking association organized under the laws of the United States of America with its principal place of business at Sixth Street and Marquette, Minneapolis, Minnesota 55479.

         WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and is authorized to issue interests (as defined in the Trust's Trust Instrument), in separate series;

         WHEREAS, the Trust desires that the Adviser perform investment advisory services for each series of the Trust as listed in Appendix A hereto (each a "Fund" and collectively the "Funds"), and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

         NOW THEREFORE, the Trust and the Adviser agree as follows:

         SECTION 1.  THE TRUST; DELIVERY OF DOCUMENTS

         The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Trust Instrument, By-Laws and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the Act and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust's Board of Trustees (the "Board"). The Trust is currently authorized to issue thirty-one series of shares and the Board is authorized to issue any unissued shares in any number of additional classes or series. The Trust has delivered copies of the documents listed in this Section 1 and will from time to time furnish Adviser with any amendments thereof.

         SECTION 2.  INVESTMENT ADVISER; APPOINTMENT

         The Trust hereby employs Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in each Fund and, without limiting the generality of the foregoing, to provide other services specified in Section 3 hereof.

         SECTION 3.  DUTIES OF THE ADVISER

         (a) The Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets in each Fund. To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities for the Funds, the Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

         (b) The Adviser will report to the Board at each meeting thereof all changes in each Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Adviser, and on its own initiative, will furnish the Board from time to time with such information as the Adviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Funds' holdings, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Funds maintain investments. The Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities for the Funds, the Adviser will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Trust's Trust Instrument, By-Laws and Registration Statement under the Act and the Securities Act, the limitations in the Act and in the Internal Revenue Code of 1986, as amended in respect of regulated investment companies and the investment objectives, policies and restrictions of the Funds.

         (c) The Adviser will from time to time employ or associate with such persons as the Adviser believes to be particularly fitted to assist in the execution of the Adviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Adviser. No obligation may be incurred on the Trust's behalf in any such respect.

         (d) The Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Securities and Exchange Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Adviser shall be the property of the Trust. The Trust, or the Trust's authorized representatives, shall have access to such books and records at all times during the Adviser's normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or the Trust's authorized representatives.

         (E) THE ADVISER SHALL HAVE NO DUTIES OR OBLIGATIONS PURSUANT TO THIS AGREEMENT, INCLUDING ANY OBLIGATION TO REIMBURSE FUND EXPENSES PURSUANT TO SECTION 4 HEREOF, DURING ANY PERIOD IN WHICH THE FUND INVESTS ALL (OR SUBSTANTIALLY ALL) OF ITS INVESTMENT ASSETS IN A REGISTERED, OPEN-END MANAGEMENT INVESTMENT COMPANY, OR SEPARATE SERIES THEREOF, IN ACCORDANCE WITH SECTION 12(D) UNDER THE ACT OR EXEMPTIVE RELIEF THERETO; THE ADVISER SHALL HAVE NO DUTIES OR OBLIGATIONS PURSUANT TO THIS AGREEMENT, EXCEPT AS DESCRIBED IN SUBPARAGRAPH (F) WITH RESPECT TO THE ASSETS OF A FUND THAT ARE INVESTED IN TWO OR MORE INVESTMENT COMPANIES, OR SEPARATE SERIES THEREOF, IN ACCORDANCE WITH SECTION 12(D) UNDER THE ACT OR EXEMPTIVE RELIEF THERETO.

         (F) TO THE EXTENT THAT A FUND INVESTS ALL OR A PORTION OF ITS INVESTMENT ASSETS IN TWO OR MORE REGISTERED, OPEN-END MANAGEMENT INVESTMENT COMPANIES, OR SEPARATE SERIES THEREOF (EACH, A "BLENDED FUND"), IN ACCORDANCE WITH SECTION 12(D) OF THE ACT, THE RULES THEREUNDER OR EXEMPTIVE RELIEF THERETO, THE ADVISER SHALL BE RESPONSIBLE FOR ALL ALLOCATION DECISIONS REGARDING INVESTMENTS PURCHASED OR REDEEMED IN SUCH COMPANIES OR SERIES, PROVIDED THAT THE TOTAL INVESTMENT ADVISORY FEES PAYABLE TO THE ADVISER WITH RESPECT TO THE BLENDED FUND UNDER THE AGREEMENT SHALL NOT BE INCREASED BECAUSE OF THIS ADDITIONAL ADVISORY SERVICE.

         SECTION 4.  EXPENSES

         The Adviser shall be responsible for that portion of the net expenses of each Fund (except interest, taxes, brokerage, fees and other expenses paid by the fund in accordance with an effective plan pursuant to Rule 12b-1 under the Act and organization expenses, all to the extent such exceptions are permitted by applicable state law and regulation) incurred by the Fund during each of the Fund's fiscal years or portion thereof that this Agreement is in effect which, as to the Fund, in any such year exceeds the limits applicable to the Fund under the laws or regulations of any state in which shares of the Fund are qualified for sale (reduced pro rata for any portion of less than a year) and which is not assumed by Forum Financial Services, Inc., the Trust's manager and distributor, or any other person.

         The Trust hereby confirms that, subject to the foregoing, the Trust shall be responsible and shall assume the obligation for payment of all the Trust's other expenses, including: interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the Trust's custodian, transfer agent and dividend disbursing agent; telecommunications expenses; auditing, legal and compliance expenses; costs of the Trust's formation and maintaining its existence; costs of preparing and printing the Trust's prospectuses, statements of additional information, account application forms and shareholder reports and delivering them to existing and prospective shareholders; costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts and of calculating the net asset value of shares in the Trust; costs of reproduction, stationery and supplies; compensation of the Trust's trustees, officers, employees and other personnel performing services for the Trust who are not the Adviser's employees or employees of Forum Financial Services, Inc. or affiliated persons of either; costs of corporate meetings; registration fees and related expenses for registration with the Commission and the securities regulatory authorities of other countries in which the Trust's shares are sold; state securities law registration fees and related expenses; fees and out-of-pocket expenses payable to Forum Financial Services, Inc. under any distribution, management or similar agreement; and all other fees and expenses paid by the Trust pursuant to any distribution or shareholder service plan adopted pursuant to Rule 12b-1 under the Act.

         SECTION 5.  STANDARD OF CARE

         The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust, and as an inducement to the Adviser's undertaking these services the Adviser shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust's security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties hereunder, or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

         SECTION 6.  COMPENSATION

         (a) In consideration of the foregoing, the Trust shall pay the Adviser, with respect to each of the Funds, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Trust daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. The Adviser's reimbursement, if any, of a Fund's expenses as provided in Section 4 hereof, shall be estimated and paid to the Trust monthly in arrears, at the same time as the Trust's payment to the Adviser for such month. Payment of the advisory fee will be reduced or postponed, if necessary, with any adjustments made after the end of the year.

         (b) For purposes of calculating a Fund's daily net assets in determining the fees payable hereunder there shall be excluded all holdings (and liabilities related to the purchase of holdings) in any registered open-end management investment company for which the Adviser acts as investment adviser.

         (c) NO FEE SHALL BE PAYABLE HEREUNDER, EXCEPT AS DESCRIBED IN SUBPARAGRAPH (D) BELOW, WITH RESPECT TO THE ASSETS OF A FUND THAT ARE INVESTED IN ONE OR MORE REGISTERED, OPEN-END MANAGEMENT INVESTMENT COMPANIES, OR SEPARATE SERIES THEREOF, IN ACCORDANCE WITH SECTION 12(D) UNDER THE ACT OR EXEMPTIVE RELIEF THERETO. THAT FEE SHALL BE PAYABLE MONTHLY IN ARREARS ON THE FIRST DAY OF EACH CALENDAR MONTH FOR SERVICES PERFORMED HEREUNDER DURING THE PRIOR CALENDAR MONTH.

         (D) IN EXCHANGE FOR ITS SERVICES DESCRIBED IN SECTION 3(F) THE ADVISER SHALL BE ENTITLED TO A FEE EQUAL TO 0.25% OF THE AVERAGE DAILY NET ASSETS OF A FUND THAT ARE INVESTED IN TWO OR MORE REGISTERED, OPEN-END MANAGEMENT INVESTMENT COMPANIES, OR SEPARATE SERIES THEREOF, IN ACCORDANCE WITH SECTION 12(D) OF THE ACT, THE RULES THEREUNDER OR EXEMPTIVE RELIEF THERETO. THAT FEE SHALL BE PAYABLE MONTHLY IN ARREARS ON THE FIRST DAY OF EACH CALENDAR MONTH FOR SERVICES PERFORMED HEREUNDER DURING THE PRIOR CALENDAR MONTH.

         SECTION 7.  EFFECTIVENESS, DURATION AND TERMINATION

         (a) This Agreement shall become effective with respect to a Fund immediately upon approval by a majority of the outstanding voting securities of that Fund.

         (b) This Agreement shall remain in effect with respect to a Fund for a period of one year from the date of its effectiveness and shall continue in effect for successive twelve-month periods (computed from each anniversary date of the approval) with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust); provided further, however, that if this Agreement or the continuation of this Agreement is not approved as to a Fund, the Adviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder.

         (c) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Adviser or (ii) by the Adviser on 60 days' written notice to the Trust. This agreement shall terminate upon assignment.

         SECTION 8.  ACTIVITIES OF THE ADVISER

         Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Adviser's right, or the right of any of the Adviser's officers, directors or employees who may also be a trustee, officer or employee of the Trust, or persons otherwise affiliated persons of the Trust to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

         SECTION 9.  SUBADVISERS

         At its own expense, the Adviser may carry out any of its obligations under this agreement by employing, subject to your supervision, one or more persons who are registered as investment advisers pursuant to the Investment Advisers Act of 1940, as amended, or who are exempt from registration thereunder ("Subadvisers"). Each Subadviser's employment will be evidenced by a separate written agreement approved by the Board and, if required, by the shareholders of the applicable Fund. The Adviser shall not be liable hereunder for any act or omission of any Subadviser, except to exercise good faith in the employment of the Subadviser and except with respect to matters as to which the Adviser assumes responsibility in writing.

         SECTION 10.  LIMITATION OF SHAREHOLDER AND TRUSTEE
                      LIABILITY

         The Trustees of the Trust and the interest holders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and the Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Adviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the interest holders of the Funds.

         SECTION 11.  "NORWEST" NAME

         If the Adviser ceases to act as investment adviser to the Trust or any Fund whose name includes the word "Norwest," or if the Adviser requests in writing, the Trust shall take prompt action to change the name of the Trust any such Fund to a name that does not include the word "Norwest." The Adviser may from time to time make available without charge to the Trust for the Trust's use any marks or symbols owned by the adviser, including marks or symbols containing the word "Norwest" or any variation thereof, as the Adviser deems appropriate. Upon the Adviser's request in writing, the Trust shall cease to use any such mark or symbol at any time. The Trust acknowledges that any rights in or to the word "Norwest" and any such marks or symbols which may exist on the date of this Agreement or arise hereafter are, and under any and all circumstances shall continue to be, the sole property of the Adviser. The Adviser may permit other parties, including other investment companies, to use the word "Norwest" in their names without the consent of the Trust. The Trust shall not use the word "Norwest" in conducting any business other than that of an investment company registered under the Act without the permission of the Adviser.

         SECTION 12.  MISCELLANEOUS

         (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and, if required by the Act, by a vote of a majority of the outstanding voting securities of any Fund thereby affected. No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall effect this Agreement as it pertains to any other

Fund, nor shall any such amendment require the vote of any of the Fund's shareholders.

         (b) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

         (c) This Agreement shall be governed by and shall be construed in accordance with the laws of the State of Delaware.

         (d) The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person" and "assignment" shall have the meanings ascribed thereto in the Act.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                                  NORWEST FUNDS


                                  _______________________________
                                  John Y. Keffer
                                    President

                                  NORWEST BANK MINNESOTA, N.A.


                                  _______________________________
                                  P. Jay Kiedrowski
                                    Executive Vice President

                    NORWEST FUNDS (ADVANTAGE)
                  INVESTMENT ADVISORY AGREEMENT

                           Appendix A


                                                     Fee as a % of
                                               the Annual Average Daily
Funds of the Trust                              Net Assets of the Fund
__________________                             ________________________

Ready Cash Investment Fund               0.40% (first $300 million of assets)
                                         0.36% (next $400 million of assets)
                                         0.32% (remaining assets)

Cash Investment Fund, U.S. Government    0.20% (first $300 million of assets)
Fund and Treasury Fund                   0.16% (next $400 million of assets)
                                         0.12% (remaining assets)

Municipal Money Market Fund              0.35% (first $500 million of assets)
                                         0.325% (next $500 million of assets)
                                         0.30% (remaining assets)

Stable Income Fund                       0.30%
Intermediate Government Income Fund      0.33%
Diversified Bond Fund                    0.35%
Income Fund                              0.50%
Total Return Bond Fund                   0.50%
Limited Term Tax-Free Fund               0.50%
Tax-Free Income Fund                     0.50%

Colorado Tax-Free Fund and               0.50% (first $300 million of assets)
Minnesota Tax-Free Fund                  0.46% (next $400 million of assets)
                                         0.42% (remaining assets)

Conservative Balanced Fund               0.45%
Moderate Balanced Fund                   0.53%
Growth Balanced Fund                     0.58%
Index Fund                               0.15%
Income Equity Fund                       0.50%
Diversified Equity Fund                  0.65%
Growth Equity Fund                       0.90%
Large Company Growth Fund                0.65%

ValuGrowth Stock Fund                    0.80% (first $300 million of assets)
                                         0.76% (next $400 million of assets)
                                         0.72% (remaining assets)

Small Company Stock Fund                 1.00% (first $300 million of assets)
                                         0.96% (next $400 million of assets)
                                         0.92% (remaining assets)

Small Company Growth Fund                0.90%
Small Cap Opportunities Fund             0.60%

Contrarian Stock Fund                    0.80% (first $300 million of assets)
                                         0.76% (next $400 million of assets)
                                         0.72% (remaining assets)

International Fund                       0.45%













































                               10
47180160.CZ3

                                                 APPENDIX B


FUNDAMENTAL POLICIES

Set forth below are the Funds' fundamental investment restrictions regarding diversification and concentration.


(1) Diversification

    (a) With respect to 75% of its assets, Cash Investment Fund, Ready Cash Investment Fund, U.S. Government Fund, Treasury Fund, Income Fund, Total Return Bond Fund, Tax-Free Income Fund and ValuGrowth Stock Fund may not purchase a security other than a U.S. Government Security if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer or the Fund would own more than 10% of the outstanding voting securities of any single issuer.

    (b) With respect to 75% of its assets, Stable Income Fund, Intermediate Government Income Fund, Diversified Bond Fund, Limited Term Tax-Free Fund, Index Fund, Income Equity Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Small Company Stock Fund, Small Company Growth Fund, Small Cap Opportunities Fund, Contrarian Stock Fund and International Fund may not purchase a security other than a U.S. Government Security if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer or the Fund would own more than 10% of the outstanding voting securities of any single issuer; provided, however, that each Fund may invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

    (c) To the extent required to qualify as a regulated investment company and with respect to 50% of its assets, Municipal Money Market Fund may not purchase a security other than a U.S. Government Security if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer or the Fund would own more than 10% of the outstanding voting securities of any single issuer.

(2) Concentration

The bracketed clauses in the following restrictions will be replaced as described in Proposal Four.

    (a) Cash Investment Fund and Ready Cash Investment Fund [may not purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry]; provided, (i) there is no limit on investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities or in foreign government securities, (ii) municipal securities are not treated as involving a single industry,
         (iii) there is no limit on investment in issuers domiciled in a single country, (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance) and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone); and provided the Fund will invest more than 25% of the value of the Fund's total assets in obligations of domestic and foreign financial institutions and their holding companies.

    (b) Treasury Fund, U.S. Government Fund and Municipal Money Market Fund [may not purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry]; provided, (i) there is no limit on investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in foreign government securities, or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks),
         (ii) municipal securities are not treated as involving a single industry, (iii) there is no limit on investment in issuers domiciled in a single country, (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance) and
         (v) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone).

    (c) Income Fund, Limited Term Tax-Free Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund and ValuGrowth Stock Fund [may not purchase securities, if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry]; provided, (i) there is no limit on investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities") or in repurchase agreements covering U.S. Government Securities, (ii) municipal securities are not treated as involving a single industry, (iii) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance) and (iv) utility companies are classified according to their services (for example, gas, gas transmissions, electric and gas, electric and telephone).

    (d) Total Return Bond Fund [may not purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry]; provided, however, that there is no limit on investments in U.S. Government Securities, repurchase agreements covering U.S. Government Securities, mortgage-related or housing-related securities (including mortgage-related or housing-related U.S. Government Securities) or municipal securities and that financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance) and utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone) and that the Fund may invest, to the extent permitted by the 1940 Act, all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

    (e) Small Company Stock Fund and Contrarian Stock Fund [may not purchase securities, if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry]; provided, however, that there is no limit on investments in U.S. Government Securities, repurchase agreements covering U.S. Government

         Securities or municipal securities and that financial services companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance) and utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone); and that the Funds may invest, to the extent permitted by the 1940 Act, all or a portion or their assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

    (f) Stable Income Fund, Intermediate Government Income Fund, Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Income Equity Fund, Index Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Small Company Growth Fund and International Fund [may not purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry]; provided, however, that there is no limit on investments in U.S. Government Securities, repurchase agreements covering U.S. Government Securities, foreign government securities, mortgage-related or housing-related securities, municipal securities and issuers domiciled in a single country; that financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); that utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone); and that each Fund may invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.














                                4
47180160.CZ3

                                                       APPENDIX C


SUMMARY DESCRIPTION OF THE INVESTMENT OBJECTIVES AND
POLICIES OF THE RATED MONEY MARKET CORE PORTFOLIO

Rated Money Market Portfolio

         Investment Objective.  The investment objective of Rated
Money Market Portfolio is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity. There can be no assurance that the Portfolio will achieve its investment objective.

         Investment Policies. Rated Money Market Portfolio pursues its investment objective by investing in a broad spectrum of high quality money market instruments of United States and foreign issuers. The Portfolio will maintain an "Am" rating from Standard & Poor's Corporation. The Portfolio may invest in obligations of financial institutions. These include negotiable certificates of deposit, bank notes, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks.

         Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bank notes are a debt obligation of a bank. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Portfolio but may be subject to early withdrawal penalties which could reduce the Portfolio's yield. Unless there is a readily available market for them, deposits that are subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities.

         The Portfolio limits its investments in obligations of financial institutions (including their branches, agencies and subsidiaries) to institutions which at the time of investment have total assets in excess of one billion dollars, or the equivalent in other currencies. The Portfolio's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both. Investments in foreign bank obligations are limited to banks, branches and subsidiaries located in countries which the Adviser believes do not present undue risk.

         The Portfolio normally will invest more than 25% of its total assets in the obligations of domestic and foreign financial institutions, their holding companies, and their subsidiaries. This concentration may result in increased exposure to risks pertaining to the banking industry. These risks include a sustained increase in interest rates, which can adversely affect the availability and cost of a bank's lending activities; exposure to credit losses during times of economic decline; concentration of loan portfolios in certain industries; regulatory developments; and competition among financial institutions. The Portfolio may not invest more than 25% of its total assets in any other single industry. Although the Portfolio invests in dollar-denominated obligations, the foreign securities in which the Portfolio invests also involve certain risks. The Portfolio may invest without limit in obligations issued or guaranteed as to principal and interest by the United States Government or by any of its agencies and instrumentalities. The Portfolio also may invest in obligations of the states, territories and possessions of the United States and of their subdivisions, authorities and corportions, the interest on which is exempt from Federal income tax. The Portfolio may invest in corporate debt securities, including commercial paper and privately issued instruments and may invest in participation interests. The Portfolio will not invest more than 10% of its total assets in participation interests in which the Portfolio does not have demand rights.






















                                2
47180160.CZ3

                                                       APPENDIX D

                             FORM OF
                     NORWEST ADVANTAGE FUNDS
                INVESTMENT SUBADVISORY AGREEMENT

                             [DATE]

    AGREEMENT made this __ day of _______, 19__, between Norwest Advantage Funds (the "Trust"), a business trust organized under the laws of the State of Delaware with its principal place of business at Two Portland Square, Portland, Maine 04101, Norwest Bank Minnesota, N.A. (the "Adviser"), a banking association organized under the laws of the United States of America with its principal place of business at Sixth Street and Marquette, Minneapolis, Minnesota 55479, and _____________________________
(the "Sudadviser"), a corporation organized under the laws of the State of _______________ with its principal place of business at
_______________________________.

    WHEREAS, the Trust is registered under the Investment Company
Act of 1940, as amended (the "Act"), as an open-end management investment company and is authorized to issue its shares of beneficial interest, no par value, in separate series and classes;

    WHEREAS, the Subadviser provides investment advice and is registered with the Securities and Exchange Commission (the
"SEC") as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

    WHEREAS, the Trust and the Adviser desire that the Subadviser perform investment advisory services for [NAMES OF FUNDS] (each a "Fund," and collectively the "Funds"), and the Subadviser is willing to provide those services on the terms and conditions set forth in this Agreement; and

    WHEREAS, the Subadviser is willing to render such investment advisory services to the Funds;

    NOW THEREFORE, in consideration for the promises and covenants contained herein, the Trust, the Adviser and the Subadviser hereby agree as follows:

    SECTION 1.  THE TRUST; DELIVERY OF DOCUMENTS

    The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Trust
Instrument, By-Laws and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the

Act and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust's Board of Trustees (the "Board"). The Trust is currently authorized to issue [NUMBER OF SERIES] series of shares and the Board is authorized to issue any unissued shares in any number of additional classes or series. The Trust has delivered to the Adviser copies of the documents listed in this Section 1 and will from time to time furnish Subadviser with any amendments thereof.

    SECTION 2.  INVESTMENT SUBADVISER; APPOINTMENT

    Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Funds and provides for certain management and services as specified in the Investment Advisory Agreements between the Trust and the Adviser with respect to the Funds.

    Subject to the direction and control of the Board and the Adviser, Subadviser shall manage the investment and reinvestment of the assets of the Funds and, without limiting the generality of the foregoing, shall provide the management and other services specified below, all in such manner and to such extent as may be directed from time to time by the Adviser.

    SECTION 3.  DUTIES OF THE SUBADVISER

    (a) The Subadviser shall make decisions with respect to all purchases and sales of securities and other investment assets in the Funds. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions for the Funds. In all purchases, sales and other transactions in securities for the Funds, the Subadviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

    (b) The Subadviser will report to the Board at each meeting thereof all changes in the Funds since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Subadviser, and on its own initiative, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in a Fund's holdings, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Subadviser will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Subadviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities for a Fund, the Subadviser will bear in mind the polices set from time to time by the Board as well as the limitations imposed by the Trust's Trust Instrument, By-Laws and Registration Statement under the Act and the Securities Act, the limitations in the Act and in the Internal Revenue Code of 1986, as amended in respect of regulated investment companies and the investment objectives, policies and restrictions of the Funds.

    (c) The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Trust's behalf in any such respect.

    (d) The Subadviser shall maintain records for each Fund relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Securities and Exchange Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Subadviser shall be the property of the Trust. The Trust, or the Trust's authorized representatives, shall have access to such books and records at all times during the Subadviser's normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Trust or the Trust's authorized representatives.

    SECTION 4. EXPENSES

    Subject to any expense reimbursement arrangements between the Adviser or others and the Trust, the Trust shall be responsible and shall assume the obligation for payment of all of the Trust's expenses. The Subadviser shall pay for maintaining its staff and personnel necessary to perform its obligations under this

Agreement and shall, at its own expense maintain the office space, facilities, equipment and personnel that are reasonably necessary to carry out its obligations hereunder.

    SECTION 5.  STANDARD OF CARE

    The Trust shall expect of the Subadviser, and the Subadviser will give the Trust the benefit of, the Subadviser's best judgment and efforts in rendering its services to the Trust, and as an inducement to the Subadviser's undertaking these services the Subadviser shall not be liable hereunder for any mistake or judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Subadviser against any liability to the Trust or to the Trust's interest holders to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadviser's duties hereunder, or by reason of the Subadviser's reckless disregard of its obligations and duties hereunder. As used in this Section 5, the term "Subadviser" shall include any affiliates of the Subadviser performing services for the Funds contemplated hereby and directors, officers and employees of the Subadviser as well as the Subadviser itself.

    The Subadviser shall not be liable for any losses caused by disturbances of its operations by virtue of force majeure, war, riot, or damage caused by nature or due to other events for which the Subadviser is not responsible (e.g., strike, lock-out or losses caused by the imposition of foreign exchange controls, expropriation of assets or other acts of domestic or foreign authorities).

    The presence of exculpatory language in this Agreement shall not be deemed by the Trust, the Funds, the Adviser, the Subadviser, or any other party appointed pursuant to this Agreement, including without limitation any custodian, as in any way limiting causes of action and remedies which may, notwithstanding such language, be available to the Funds either under common law or statutory law principles applicable to fiduciary relationships or under the Federal securities laws.

    SECTION 6.  COMPENSATION

    In consideration of the foregoing, the Adviser and not the Trust shall pay the Subadviser a fee with respect to each Fund as shall be determined from time to time in writing between the Adviser and the Subadviser.

    SECTION 7.  EFFECTIVENESS, DURATION, AND TERMINATION

    (a) This Agreement shall become effective with respect to a Fund immediately upon approval by a majority of the outstanding voting securities of that Fund.

    (b) This Agreement shall remain in effect with respect to a Fund for a period of one year from the date of its effectiveness and shall continue in effect for successive twelve-month periods (computed from each anniversary date of the approval) with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust); provided further, however, that if this Agreement or the continuation of this Agreement is not approved as to a Fund, the Subadviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder.

    (c) This Agreement may be terminated at any time, without the payment of any penalty, (i) by the Board or by a vote of a majority of the outstanding voting interests of a Portfolio on 60 days' written notice to the Subadviser or (ii) by the Subadviser on 60 days' written notice to the Trust. This agreement shall terminate upon assignment.

    SECTION 8.  ACTIVITIES OF THE SUBADVISER

    Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's officers, directors or employees who may also be a trustee, officer or employee of the Trust, or persons otherwise affiliated persons of the Trust to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association. It is specifically understood that officers, directors and employees of the Subadviser and its affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, and to other investment advisory clients. When other clients of the Subadviser desire to purchase or sell a security at the same time such security is purchased or sold for the Funds, such purchases and sales will, to the extent feasible, be allocated among the Funds and such clients in a manner believed by the Subadviser to be equitable to the Funds and such clients.

    SECTION 9.  LIMITATION OF SHAREHOLDER AND
    TRUSTEE LIABILITY

    The Trustees of the Trust and the shareholders of the Funds shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Funds to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Funds.

    SECTION 10. NOTICE

    Any notice or other communication required to be given pursuant to this Agreement shall be in writing or by telex and shall be effective upon receipt. Notices and communications shall be given, if to the Trust, at:

         Two Portland Square
         Portland, ME  04101
         Attention:  Norwest Advantage Funds Secretary

if to the Adviser, at:

         Sixth Street and Marquette
         Minneapolis, MN  55479
         Attention:  _____________

and if to the Subadviser, at:

         __________________________
         __________________________
         __________________________
         Attention:  ______________

    SECTION 11.  MISCELLANEOUS

    (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and if required by the Act, by a vote of a majority of the outstanding voting securities of the Funds thereby affected.

    (b) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

    (c) This Agreement shall be governed by and shall be construed in accordance with the laws of the State of Delaware.

    (d) The terms "vote of a majority of the outstanding voting securities," interested person," "affiliated person" and "assignment" shall have the meaning ascribed thereto in the Act.

    (e) The Subadviser confirms that each Fund is a "business customer" as defined by IMRO.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                                 NORWEST ADVANTAGE FUNDS



                                 John Y. Keffer
                                 President

                                 NORWEST BANK MINNESOTA, N.A.



                                 P. Jay Kiedrowski
                                 Executive Vice President



                                 [SUBADVISER]



                                 [Name]
                                 [Title]




















                                7
47180160.CZ3

Norwest Advantage Funds - Cash Investment Fund

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Thomas G. Sheehan and David I. Goldstein (or if any one shall act, then that one) proxies with power of substitution to vote all of the shares of Cash Investment Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders of [Norwest Advantage Funds] (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on April __, 1997, at 10:00 a.m., and at any adjournment or adjournments thereof.

         The Shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

         Receipt is acknowledged of this Proxy Statement for the Special Meeting of Shareholders to be held on April __, 1997.

Signature   Date

Signature (if Shares held jointly)   Date

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE


In voting on each of Proposals Two through Eight, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated ad if they were voted AGAINST the Proposal.

PROPOSAL ONE: ELECTION OF TRUSTEES

[ ] For all nominees listed below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY for all nominees listed below. To withhold authority to vote for any individual nominee, strike a line through the nominee's name.

    Robert C. Brown, Donald H. Burkhart, James C. Harris, John Y.
Keffer, Richard M. Leach. John S. McCune, Timothy J. Penny and
Donald C. Willeke

PROPOSAL TWO: To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May
31, 1997.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL THREE: To approve a new investment policy permitting a Fund to invest all or a portion of its assets in one or more investment companies and related amendments to certain fundamental investment policies and the Fund's investment advisory agreement to accommodate these investments.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL FIVE: To approve the equal investment of the Fund's assets in two Core Portfolios and related changes to the Fund's investment advisory fee structure.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

Norwest Advantage Funds - Ready Cash Investment Fund

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Thomas G. Sheehan and David I. Goldstein (or if any one shall act, then that one) proxies with power of substitution to vote all of the shares of Ready Cash Investment Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders of [Norwest Advantage Funds] (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on April __, 1997, at 10:00 a.m., and at any adjournment or adjournments thereof.

         The Shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

         Receipt is acknowledged of this Proxy Statement for the Special Meeting of Shareholders to be held on April __, 1997.

Signature   Date

Signature (if Shares held jointly)   Date

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE


In voting on each of Proposals Two through Eight, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated ad if they were voted AGAINST the Proposal.

PROPOSAL ONE: ELECTION OF TRUSTEES

[ ] For all nominees listed below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY for all nominees listed below. To withhold authority to vote for any individual nominee, strike a line through the nominee's name.

    Robert C. Brown, Donald H. Burkhart, James C. Harris, John Y.
Keffer, Richard M. Leach. John S. McCune, Timothy J. Penny and
Donald C. Willeke

PROPOSAL TWO: To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May
31, 1997.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL THREE: To approve a new investment policy permitting a Fund to invest all or a portion of its assets in one or more investment companies and related amendments to certain fundamental investment policies and the Fund's investment advisory agreement to accommodate these investments.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

Norwest Advantage Funds - U.S. Government Fund

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Thomas G. Sheehan and David I. Goldstein (or if any one shall act, then that one) proxies with power of substitution to vote all of the shares of U.S. Government Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders of [Norwest Advantage Funds] (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on April __, 1997, at 10:00 a.m., and at any adjournment or adjournments thereof.

         The Shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

         Receipt is acknowledged of this Proxy Statement for the Special Meeting of Shareholders to be held on April __, 1997.

Signature   Date

Signature (if Shares held jointly)   Date

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE


In voting on each of Proposals Two through Eight, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated ad if they were voted AGAINST the Proposal.

PROPOSAL ONE: ELECTION OF TRUSTEES

[ ] For all nominees listed below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY for all nominees listed below. To withhold authority to vote for any individual nominee, strike a line through the nominee's name.

    Robert C. Brown, Donald H. Burkhart, James C. Harris, John Y.
Keffer, Richard M. Leach. John S. McCune, Timothy J. Penny and
Donald C. Willeke

PROPOSAL TWO: To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May
31, 1997.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL THREE: To approve a new investment policy permitting a Fund to invest all or a portion of its assets in one or more investment companies and related amendments to certain fundamental investment policies and the Fund's investment advisory agreement to accommodate these investments.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

Norwest Advantage Funds - Treasury Fund

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Thomas G. Sheehan and David I. Goldstein (or if any one shall act, then that one) proxies with power of substitution to vote all of the shares of Treasury Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders of [Norwest Advantage Funds] (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on April __, 1997, at 10:00 a.m., and at any adjournment or adjournments thereof.

         The Shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

         Receipt is acknowledged of this Proxy Statement for the Special Meeting of Shareholders to be held on April __, 1997.

Signature   Date

Signature (if Shares held jointly)   Date

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE


In voting on each of Proposals Two through Eight, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated ad if they were voted AGAINST the Proposal.

PROPOSAL ONE: ELECTION OF TRUSTEES

[ ] For all nominees listed below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY for all nominees listed below. To withhold authority to vote for any individual nominee, strike a line through the nominee's name.

    Robert C. Brown, Donald H. Burkhart, James C. Harris, John Y.
Keffer, Richard M. Leach. John S. McCune, Timothy J. Penny and
Donald C. Willeke

PROPOSAL TWO: To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May
31, 1997.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL THREE: To approve a new investment policy permitting a Fund to invest all or a portion of its assets in one or more investment companies and related amendments to certain fundamental investment policies and the Fund's investment advisory agreement to accommodate these investments.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

Norwest Advantage Funds - Municipal Money Market Fund

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Thomas G. Sheehan and David I. Goldstein (or if any one shall act, then that one) proxies with power of substitution to vote all of the shares of Municipal Money Market Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders of [Norwest Advantage Funds] (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on April __, 1997, at 10:00 a.m., and at any adjournment or adjournments thereof.

         The Shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

         Receipt is acknowledged of this Proxy Statement for the Special Meeting of Shareholders to be held on April __, 1997.

Signature   Date

Signature (if Shares held jointly)   Date

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE


In voting on each of Proposals Two through Eight, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated ad if they were voted AGAINST the Proposal.

PROPOSAL ONE: ELECTION OF TRUSTEES

[ ] For all nominees listed below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY for all nominees listed below. To withhold authority to vote for any individual nominee, strike a line through the nominee's name.

    Robert C. Brown, Donald H. Burkhart, James C. Harris, John Y.
Keffer, Richard M. Leach. John S. McCune, Timothy J. Penny and
Donald C. Willeke

PROPOSAL TWO: To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May
31, 1997.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL THREE: To approve a new investment policy permitting a Fund to invest all or a portion of its assets in one or more investment companies and related amendments to certain fundamental investment policies and the Fund's investment advisory agreement to accommodate these investments.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL NINE: To approve an amendment to the Fund's investment objecitve.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

Norwest Advantage Funds - Stable Income Fund

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Thomas G. Sheehan and David I. Goldstein (or if any one shall act, then that one) proxies with power of substitution to vote all of the shares of Stable Income Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders of [Norwest Advantage Funds] (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on April __, 1997, at 10:00 a.m., and at any adjournment or adjournments thereof.

         The Shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

         Receipt is acknowledged of this Proxy Statement for the Special Meeting of Shareholders to be held on April __, 1997.

Signature   Date

Signature (if Shares held jointly)   Date

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE


In voting on each of Proposals Two through Eight, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated ad if they were voted AGAINST the Proposal.

PROPOSAL ONE: ELECTION OF TRUSTEES

[ ] For all nominees listed below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY for all nominees listed below. To withhold authority to vote for any individual nominee, strike a line through the nominee's name.

    Robert C. Brown, Donald H. Burkhart, James C. Harris, John Y.
Keffer, Richard M. Leach. John S. McCune, Timothy J. Penny and
Donald C. Willeke

PROPOSAL TWO: To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May
31, 1997.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL THREE: To approve a new investment policy permitting a Fund to invest all or a portion of its assets in one or more investment companies and related amendments to certain fundamental investment policies and the Fund's investment advisory agreement to accommodate these investments.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL SIX: To approve a subadvisory agreement among Norwest, Galliard Capital Management, Inc., and the Trust, on behalf of the Fund.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

Norwest Advantage Funds - Intermediate Government Income Fund

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Thomas G. Sheehan and David I. Goldstein (or if any one shall act, then that one) proxies with power of substitution to vote all of the shares of Intermediate Government Income Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders of [Norwest Advantage Funds] (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on April __, 1997, at 10:00 a.m., and at any adjournment or adjournments thereof.

         The Shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

         Receipt is acknowledged of this Proxy Statement for the Special Meeting of Shareholders to be held on April __, 1997.

Signature   Date

Signature (if Shares held jointly)   Date

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE


In voting on each of Proposals Two through Eight, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated ad if they were voted AGAINST the Proposal.

PROPOSAL ONE: ELECTION OF TRUSTEES

[ ] For all nominees listed below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY for all nominees listed below. To withhold authority to vote for any individual nominee, strike a line through the nominee's name.

    Robert C. Brown, Donald H. Burkhart, James C. Harris, John Y.
Keffer, Richard M. Leach. John S. McCune, Timothy J. Penny and
Donald C. Willeke

PROPOSAL TWO: To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May
31, 1997.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL THREE: To approve a new investment policy permitting a Fund to invest all or a portion of its assets in one or more investment companies and related amendments to certain fundamental investment policies and the Fund's investment advisory agreement to accommodate these investments.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

Norwest Advantage Funds - Diversified Bond Fund

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Thomas G. Sheehan and David I. Goldstein (or if any one shall act, then that one) proxies with power of substitution to vote all of the shares of Diversified Bond Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders of [Norwest Advantage Funds] (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on April __, 1997, at 10:00 a.m., and at any adjournment or adjournments thereof.

         The Shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

         Receipt is acknowledged of this Proxy Statement for the Special Meeting of Shareholders to be held on April __, 1997.

Signature   Date

Signature (if Shares held jointly)   Date

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE


In voting on each of Proposals Two through Eight, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated ad if they were voted AGAINST the Proposal.

PROPOSAL ONE: ELECTION OF TRUSTEES

[ ] For all nominees listed below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY for all nominees listed below. To withhold authority to vote for any individual nominee, strike a line through the nominee's name.

    Robert C. Brown, Donald H. Burkhart, James C. Harris, John Y.
Keffer, Richard M. Leach. John S. McCune, Timothy J. Penny and
Donald C. Willeke

PROPOSAL TWO: To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May
31, 1997.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL THREE: To approve a new investment policy permitting a Fund to invest all or a portion of its assets in one or more investment companies and related amendments to certain fundamental investment policies and the Fund's investment advisory agreement to accommodate these investments.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL FOUR: To approve changes to the Fund's current advisory fee structure, including payment to Norwest Bank Minnesota, N.A.
of a fee for asset allocation services.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL SIX: To approve a subadvisory agreement among Norwest, Galliard Capital Management, Inc., and the Trust, on behalf of the Fund.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL SEVEN: To approve subadvisory agreements among Norwest, Peregrine Capital Management, Inc., and the Trust, on behalf of the Fund.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL NINE: To approve an amendment to the Fund's investment objecitve.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

Norwest Advantage Funds - Income Fund

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Thomas G. Sheehan and David I. Goldstein (or if any one shall act, then that one) proxies with power of substitution to vote all of the shares of Income Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders of [Norwest Advantage Funds] (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on April __, 1997, at 10:00 a.m., and at any adjournment or adjournments thereof.

         The Shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

         Receipt is acknowledged of this Proxy Statement for the Special Meeting of Shareholders to be held on April __, 1997.

Signature   Date

Signature (if Shares held jointly)   Date

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE


In voting on each of Proposals Two through Eight, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated ad if they were voted AGAINST the Proposal.

PROPOSAL ONE: ELECTION OF TRUSTEES

[ ] For all nominees listed below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY for all nominees listed below. To withhold authority to vote for any individual nominee, strike a line through the nominee's name.

    Robert C. Brown, Donald H. Burkhart, James C. Harris, John Y.
Keffer, Richard M. Leach. John S. McCune, Timothy J. Penny and
Donald C. Willeke

PROPOSAL TWO: To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May
31, 1997.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL THREE: To approve a new investment policy permitting a Fund to invest all or a portion of its assets in one or more investment companies and related amendments to certain fundamental investment policies and the Fund's investment advisory agreement to accommodate these investments.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL NINE: To approve an amendment to the Fund's investment objecitve.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

Norwest Advantage Funds - Total Return Bond Fund

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Thomas G. Sheehan and David I. Goldstein (or if any one shall act, then that one) proxies with power of substitution to vote all of the shares of Total Return Bond Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders of [Norwest Advantage Funds] (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on April __, 1997, at 10:00 a.m., and at any adjournment or adjournments thereof.

         The Shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

         Receipt is acknowledged of this Proxy Statement for the Special Meeting of Shareholders to be held on April __, 1997.

Signature   Date

Signature (if Shares held jointly)   Date

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE


In voting on each of Proposals Two through Eight, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated ad if they were voted AGAINST the Proposal.

PROPOSAL ONE: ELECTION OF TRUSTEES

[ ] For all nominees listed below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY for all nominees listed below. To withhold authority to vote for any individual nominee, strike a line through the nominee's name.

    Robert C. Brown, Donald H. Burkhart, James C. Harris, John Y.
Keffer, Richard M. Leach. John S. McCune, Timothy J. Penny and
Donald C. Willeke

PROPOSAL TWO: To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May
31, 1997.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL THREE: To approve a new investment policy permitting a Fund to invest all or a portion of its assets in one or more investment companies and related amendments to certain fundamental investment policies and the Fund's investment advisory agreement to accommodate these investments.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL EIGHT: To approve subadvisory agreements among Norwest, United Capital Management, and the Trust, on behalf of the Fund.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

Norwest Advantage Funds - Limited Term Tax-Free Fund

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Thomas G. Sheehan and David I. Goldstein (or if any one shall act, then that one) proxies with power of substitution to vote all of the shares of Limited Term Tax-Free Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders of [Norwest Advantage Funds] (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on April __, 1997, at 10:00 a.m., and at any adjournment or adjournments thereof.

         The Shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

         Receipt is acknowledged of this Proxy Statement for the Special Meeting of Shareholders to be held on April __, 1997.

Signature   Date

Signature (if Shares held jointly)   Date

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE


In voting on each of Proposals Two through Eight, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated ad if they were voted AGAINST the Proposal.

PROPOSAL ONE: ELECTION OF TRUSTEES

[ ] For all nominees listed below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY for all nominees listed below. To withhold authority to vote for any individual nominee, strike a line through the nominee's name.

    Robert C. Brown, Donald H. Burkhart, James C. Harris, John Y.
Keffer, Richard M. Leach. John S. McCune, Timothy J. Penny and
Donald C. Willeke

PROPOSAL TWO: To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May
31, 1997.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL THREE: To approve a new investment policy permitting a Fund to invest all or a portion of its assets in one or more investment companies and related amendments to certain fundamental investment policies and the Fund's investment advisory agreement to accommodate these investments.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

Norwest Advantage Funds - Tax-Free Income Fund

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Thomas G. Sheehan and David I. Goldstein (or if any one shall act, then that one) proxies with power of substitution to vote all of the shares of Tax-Free Income Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders of [Norwest Advantage Funds] (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on April __, 1997, at 10:00 a.m., and at any adjournment or adjournments thereof.

         The Shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

         Receipt is acknowledged of this Proxy Statement for the Special Meeting of Shareholders to be held on April __, 1997.

Signature   Date

Signature (if Shares held jointly)   Date

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE


In voting on each of Proposals Two through Eight, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated ad if they were voted AGAINST the Proposal.

PROPOSAL ONE: ELECTION OF TRUSTEES

[ ] For all nominees listed below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY for all nominees listed below. To withhold authority to vote for any individual nominee, strike a line through the nominee's name.

    Robert C. Brown, Donald H. Burkhart, James C. Harris, John Y.
Keffer, Richard M. Leach. John S. McCune, Timothy J. Penny and
Donald C. Willeke

PROPOSAL TWO: To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May
31, 1997.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL THREE: To approve a new investment policy permitting a Fund to invest all or a portion of its assets in one or more investment companies and related amendments to certain fundamental investment policies and the Fund's investment advisory agreement to accommodate these investments.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

Norwest Advantage Funds - Colorado Tax-Free Fund

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Thomas G. Sheehan and David I. Goldstein (or if any one shall act, then that one) proxies with power of substitution to vote all of the shares of Colorado Tax-Free Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders of [Norwest Advantage Funds] (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on April __, 1997, at 10:00 a.m., and at any adjournment or adjournments thereof.

         The Shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

         Receipt is acknowledged of this Proxy Statement for the Special Meeting of Shareholders to be held on April __, 1997.

Signature   Date

Signature (if Shares held jointly)   Date

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE


In voting on each of Proposals Two through Eight, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated ad if they were voted AGAINST the Proposal.

PROPOSAL ONE: ELECTION OF TRUSTEES

[ ] For all nominees listed below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY for all nominees listed below. To withhold authority to vote for any individual nominee, strike a line through the nominee's name.

    Robert C. Brown, Donald H. Burkhart, James C. Harris, John Y.
Keffer, Richard M. Leach. John S. McCune, Timothy J. Penny and
Donald C. Willeke

PROPOSAL TWO: To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May
31, 1997.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL THREE: To approve a new investment policy permitting a Fund to invest all or a portion of its assets in one or more investment companies and related amendments to certain fundamental investment policies and the Fund's investment advisory agreement to accommodate these investments.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

Norwest Advantage Funds - Minnesota Tax-Free Fund

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Thomas G. Sheehan and David I. Goldstein (or if any one shall act, then that one) proxies with power of substitution to vote all of the shares of Minnesota Tax-Free Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders of [Norwest Advantage Funds] (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on April __, 1997, at 10:00 a.m., and at any adjournment or adjournments thereof.

         The Shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

         Receipt is acknowledged of this Proxy Statement for the Special Meeting of Shareholders to be held on April __, 1997.

Signature   Date

Signature (if Shares held jointly)   Date

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE


In voting on each of Proposals Two through Eight, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated ad if they were voted AGAINST the Proposal.

PROPOSAL ONE: ELECTION OF TRUSTEES

[ ] For all nominees listed below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY for all nominees listed below. To withhold authority to vote for any individual nominee, strike a line through the nominee's name.

    Robert C. Brown, Donald H. Burkhart, James C. Harris, John Y.
Keffer, Richard M. Leach. John S. McCune, Timothy J. Penny and
Donald C. Willeke

PROPOSAL TWO: To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May
31, 1997.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL THREE: To approve a new investment policy permitting a Fund to invest all or a portion of its assets in one or more investment companies and related amendments to certain fundamental investment policies and the Fund's investment advisory agreement to accommodate these investments.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

Norwest Advantage Funds - Conservative Balanced Fund

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Thomas G. Sheehan and David I. Goldstein (or if any one shall act, then that one) proxies with power of substitution to vote all of the shares of Conservative Balanced Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders of [Norwest Advantage Funds] (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on April __, 1997, at 10:00 a.m., and at any adjournment or adjournments thereof.

         The Shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

         Receipt is acknowledged of this Proxy Statement for the Special Meeting of Shareholders to be held on April __, 1997.

Signature   Date

Signature (if Shares held jointly)   Date

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE


In voting on each of Proposals Two through Eight, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated ad if they were voted AGAINST the Proposal.

PROPOSAL ONE: ELECTION OF TRUSTEES

[ ] For all nominees listed below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY for all nominees listed below. To withhold authority to vote for any individual nominee, strike a line through the nominee's name.

    Robert C. Brown, Donald H. Burkhart, James C. Harris, John Y.
Keffer, Richard M. Leach. John S. McCune, Timothy J. Penny and
Donald C. Willeke

PROPOSAL TWO: To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May
31, 1997.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL THREE: To approve a new investment policy permitting a Fund to invest all or a portion of its assets in one or more investment companies and related amendments to certain fundamental investment policies and the Fund's investment advisory agreement to accommodate these investments.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL FOUR: To approve changes to the Fund's current advisory fee structure, including payment to Norwest Bank Minnesota, N.A.
of a fee for asset allocation services.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL SIX: To approve a subadvisory agreement among Norwest, Galliard Capital Management, Inc., and the Trust, on behalf of the Fund.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL SEVEN: To approve subadvisory agreements among Norwest, Peregrine Capital Management, Inc., and the Trust, on behalf of the Fund.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL EIGHT: To approve subadvisory agreements among Norwest, United Capital Management, and the Trust, on behalf of the Fund.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

Norwest Advantage Funds - Moderate Balanced Fund

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Thomas G. Sheehan and David I. Goldstein (or if any one shall act, then that one) proxies with power of substitution to vote all of the shares of Moderate Balanced Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders of [Norwest Advantage Funds] (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on April __, 1997, at 10:00 a.m., and at any adjournment or adjournments thereof.

         The Shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

         Receipt is acknowledged of this Proxy Statement for the Special Meeting of Shareholders to be held on April __, 1997.

Signature   Date

Signature (if Shares held jointly)   Date

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE


In voting on each of Proposals Two through Eight, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated ad if they were voted AGAINST the Proposal.

PROPOSAL ONE: ELECTION OF TRUSTEES

[ ] For all nominees listed below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY for all nominees listed below. To withhold authority to vote for any individual nominee, strike a line through the nominee's name.

    Robert C. Brown, Donald H. Burkhart, James C. Harris, John Y.
Keffer, Richard M. Leach. John S. McCune, Timothy J. Penny and
Donald C. Willeke

PROPOSAL TWO: To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May
31, 1997.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL THREE: To approve a new investment policy permitting a Fund to invest all or a portion of its assets in one or more investment companies and related amendments to certain fundamental investment policies and the Fund's investment advisory agreement to accommodate these investments.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL FOUR: To approve changes to the Fund's current advisory fee structure, including payment to Norwest Bank Minnesota, N.A.
of a fee for asset allocation services.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL SIX: To approve a subadvisory agreement among Norwest, Galliard Capital Management, Inc., and the Trust, on behalf of the Fund.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL SEVEN: To approve subadvisory agreements among Norwest, Peregrine Capital Management, Inc., and the Trust, on behalf of the Fund.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL EIGHT: To approve subadvisory agreements among Norwest, United Capital Management, and the Trust, on behalf of the Fund.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

Norwest Advantage Funds - Growth Balanced Fund

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Thomas G. Sheehan and David I. Goldstein (or if any one shall act, then that one) proxies with power of substitution to vote all of the shares of Growth Balanced Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders of [Norwest Advantage Funds] (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on April __, 1997, at 10:00 a.m., and at any adjournment or adjournments thereof.

         The Shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

         Receipt is acknowledged of this Proxy Statement for the Special Meeting of Shareholders to be held on April __, 1997.

Signature   Date

Signature (if Shares held jointly)   Date

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE


In voting on each of Proposals Two through Eight, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated ad if they were voted AGAINST the Proposal.

PROPOSAL ONE: ELECTION OF TRUSTEES

[ ] For all nominees listed below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY for all nominees listed below. To withhold authority to vote for any individual nominee, strike a line through the nominee's name.

    Robert C. Brown, Donald H. Burkhart, James C. Harris, John Y.
Keffer, Richard M. Leach. John S. McCune, Timothy J. Penny and
Donald C. Willeke

PROPOSAL TWO: To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May
31, 1997.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL THREE: To approve a new investment policy permitting a Fund to invest all or a portion of its assets in one or more investment companies and related amendments to certain fundamental investment policies and the Fund's investment advisory agreement to accommodate these investments.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL FOUR: To approve changes to the Fund's current advisory fee structure, including payment to Norwest Bank Minnesota, N.A.
of a fee for asset allocation services.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL SIX: To approve a subadvisory agreement among Norwest, Galliard Capital Management, Inc., and the Trust, on behalf of the Fund.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL SEVEN: To approve subadvisory agreements among Norwest, Peregrine Capital Management, Inc., and the Trust, on behalf of the Fund.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL EIGHT: To approve subadvisory agreements among Norwest, United Capital Management, and the Trust, on behalf of the Fund.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

Norwest Advantage Funds - Index Fund

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Thomas G. Sheehan and David I. Goldstein (or if any one shall act, then that one) proxies with power of substitution to vote all of the shares of Index Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders of [Norwest Advantage Funds] (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on April __, 1997, at 10:00 a.m., and at any adjournment or adjournments thereof.

         The Shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

         Receipt is acknowledged of this Proxy Statement for the Special Meeting of Shareholders to be held on April __, 1997.

Signature   Date

Signature (if Shares held jointly)   Date

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE


In voting on each of Proposals Two through Eight, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated ad if they were voted AGAINST the Proposal.

PROPOSAL ONE: ELECTION OF TRUSTEES

[ ] For all nominees listed below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY for all nominees listed below. To withhold authority to vote for any individual nominee, strike a line through the nominee's name.

    Robert C. Brown, Donald H. Burkhart, James C. Harris, John Y.
Keffer, Richard M. Leach. John S. McCune, Timothy J. Penny and
Donald C. Willeke

PROPOSAL TWO: To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May
31, 1997.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL THREE: To approve a new investment policy permitting a Fund to invest all or a portion of its assets in one or more investment companies and related amendments to certain fundamental investment policies and the Fund's investment advisory agreement to accommodate these investments.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

Norwest Advantage Funds - Income Equity Fund

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Thomas G. Sheehan and David I. Goldstein (or if any one shall act, then that one) proxies with power of substitution to vote all of the shares of Income Equity Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders of [Norwest Advantage Funds] (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on April __, 1997, at 10:00 a.m., and at any adjournment or adjournments thereof.

         The Shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

         Receipt is acknowledged of this Proxy Statement for the Special Meeting of Shareholders to be held on April __, 1997.

Signature   Date

Signature (if Shares held jointly)   Date

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE


In voting on each of Proposals Two through Eight, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated ad if they were voted AGAINST the Proposal.

PROPOSAL ONE: ELECTION OF TRUSTEES

[ ] For all nominees listed below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY for all nominees listed below. To withhold authority to vote for any individual nominee, strike a line through the nominee's name.

    Robert C. Brown, Donald H. Burkhart, James C. Harris, John Y.
Keffer, Richard M. Leach. John S. McCune, Timothy J. Penny and
Donald C. Willeke

PROPOSAL TWO: To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May
31, 1997.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL THREE: To approve a new investment policy permitting a Fund to invest all or a portion of its assets in one or more investment companies and related amendments to certain fundamental investment policies and the Fund's investment advisory agreement to accommodate these investments.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL NINE: To approve an amendment to the Fund's investment objecitve.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

Norwest Advantage Funds - ValuGrowth Stock Fund

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Thomas G. Sheehan and David I. Goldstein (or if any one shall act, then that one) proxies with power of substitution to vote all of the shares of ValuGrowth Stock Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders of [Norwest Advantage Funds] (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on April __, 1997, at 10:00 a.m., and at any adjournment or adjournments thereof.

         The Shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

         Receipt is acknowledged of this Proxy Statement for the Special Meeting of Shareholders to be held on April __, 1997.

Signature   Date

Signature (if Shares held jointly)   Date

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE


In voting on each of Proposals Two through Eight, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated ad if they were voted AGAINST the Proposal.

PROPOSAL ONE: ELECTION OF TRUSTEES

[ ] For all nominees listed below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY for all nominees listed below. To withhold authority to vote for any individual nominee, strike a line through the nominee's name.

    Robert C. Brown, Donald H. Burkhart, James C. Harris, John Y.
Keffer, Richard M. Leach. John S. McCune, Timothy J. Penny and
Donald C. Willeke

PROPOSAL TWO: To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May
31, 1997.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL THREE: To approve a new investment policy permitting a Fund to invest all or a portion of its assets in one or more investment companies and related amendments to certain fundamental investment policies and the Fund's investment advisory agreement to accommodate these investments.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL NINE: To approve an amendment to the Fund's investment objecitve.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

Norwest Advantage Funds - Diversified Equity Fund

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Thomas G. Sheehan and David I. Goldstein (or if any one shall act, then that one) proxies with power of substitution to vote all of the shares of Diversified Equity Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders of [Norwest Advantage Funds] (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on April __, 1997, at 10:00 a.m., and at any adjournment or adjournments thereof.

         The Shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

         Receipt is acknowledged of this Proxy Statement for the Special Meeting of Shareholders to be held on April __, 1997.

Signature   Date

Signature (if Shares held jointly)   Date

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE


In voting on each of Proposals Two through Eight, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated ad if they were voted AGAINST the Proposal.

PROPOSAL ONE: ELECTION OF TRUSTEES

[ ] For all nominees listed below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY for all nominees listed below. To withhold authority to vote for any individual nominee, strike a line through the nominee's name.

    Robert C. Brown, Donald H. Burkhart, James C. Harris, John Y.
Keffer, Richard M. Leach. John S. McCune, Timothy J. Penny and
Donald C. Willeke

PROPOSAL TWO: To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May
31, 1997.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL THREE: To approve a new investment policy permitting a Fund to invest all or a portion of its assets in one or more investment companies and related amendments to certain fundamental investment policies and the Fund's investment advisory agreement to accommodate these investments.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL FOUR: To approve changes to the Fund's current advisory fee structure, including payment to Norwest Bank Minnesota, N.A.
of a fee for asset allocation services.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL SEVEN: To approve subadvisory agreements among Norwest, Peregrine Capital Management, Inc., and the Trust, on behalf of the Fund.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

Norwest Advantage Funds - Growth Equity Fund

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Thomas G. Sheehan and David I. Goldstein (or if any one shall act, then that one) proxies with power of substitution to vote all of the shares of Growth Equity Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders of [Norwest Advantage Funds] (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on April __, 1997, at 10:00 a.m., and at any adjournment or adjournments thereof.

         The Shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

         Receipt is acknowledged of this Proxy Statement for the Special Meeting of Shareholders to be held on April __, 1997.

Signature   Date

Signature (if Shares held jointly)   Date

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE


In voting on each of Proposals Two through Eight, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated ad if they were voted AGAINST the Proposal.

PROPOSAL ONE: ELECTION OF TRUSTEES

[ ] For all nominees listed below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY for all nominees listed below. To withhold authority to vote for any individual nominee, strike a line through the nominee's name.

    Robert C. Brown, Donald H. Burkhart, James C. Harris, John Y.
Keffer, Richard M. Leach. John S. McCune, Timothy J. Penny and
Donald C. Willeke

PROPOSAL TWO: To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May
31, 1997.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL THREE: To approve a new investment policy permitting a Fund to invest all or a portion of its assets in one or more investment companies and related amendments to certain fundamental investment policies and the Fund's investment advisory agreement to accommodate these investments.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL FOUR: To approve changes to the Fund's current advisory fee structure, including payment to Norwest Bank Minnesota, N.A.
of a fee for asset allocation services.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL SEVEN: To approve subadvisory agreements among Norwest, Peregrine Capital Management, Inc., and the Trust, on behalf of the Fund.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

Norwest Advantage Funds - Large Company Growth Fund

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Thomas G. Sheehan and David I. Goldstein (or if any one shall act, then that one) proxies with power of substitution to vote all of the shares of Large Company Growth Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders of [Norwest Advantage Funds] (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on April __, 1997, at 10:00 a.m., and at any adjournment or adjournments thereof.

         The Shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

         Receipt is acknowledged of this Proxy Statement for the Special Meeting of Shareholders to be held on April __, 1997.

Signature   Date

Signature (if Shares held jointly)   Date

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE


In voting on each of Proposals Two through Eight, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated ad if they were voted AGAINST the Proposal.

PROPOSAL ONE: ELECTION OF TRUSTEES

[ ] For all nominees listed below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY for all nominees listed below. To withhold authority to vote for any individual nominee, strike a line through the nominee's name.

    Robert C. Brown, Donald H. Burkhart, James C. Harris, John Y.
Keffer, Richard M. Leach. John S. McCune, Timothy J. Penny and
Donald C. Willeke

PROPOSAL TWO: To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May
31, 1997.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL THREE: To approve a new investment policy permitting a Fund to invest all or a portion of its assets in one or more investment companies and related amendments to certain fundamental investment policies and the Fund's investment advisory agreement to accommodate these investments.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL SEVEN: To approve subadvisory agreements among Norwest, Peregrine Capital Management, Inc., and the Trust, on behalf of the Fund.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

Norwest Advantage Funds - Small Company Stock Fund

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Thomas G. Sheehan and David I. Goldstein (or if any one shall act, then that one) proxies with power of substitution to vote all of the shares of Small Company Stock Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders of [Norwest Advantage Funds] (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on April __, 1997, at 10:00 a.m., and at any adjournment or adjournments thereof.

         The Shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

         Receipt is acknowledged of this Proxy Statement for the Special Meeting of Shareholders to be held on April __, 1997.

Signature   Date

Signature (if Shares held jointly)   Date

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE


In voting on each of Proposals Two through Eight, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated ad if they were voted AGAINST the Proposal.

PROPOSAL ONE: ELECTION OF TRUSTEES

[ ] For all nominees listed below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY for all nominees listed below. To withhold authority to vote for any individual nominee, strike a line through the nominee's name.

    Robert C. Brown, Donald H. Burkhart, James C. Harris, John Y.
Keffer, Richard M. Leach. John S. McCune, Timothy J. Penny and
Donald C. Willeke

PROPOSAL TWO: To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May
31, 1997.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL THREE: To approve a new investment policy permitting a Fund to invest all or a portion of its assets in one or more investment companies and related amendments to certain fundamental investment policies and the Fund's investment advisory agreement to accommodate these investments.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

Norwest Advantage Funds - Small Company Growth Fund

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Thomas G. Sheehan and David I. Goldstein (or if any one shall act, then that one) proxies with power of substitution to vote all of the shares of Small Company Growth Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders of [Norwest Advantage Funds] (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on April __, 1997, at 10:00 a.m., and at any adjournment or adjournments thereof.

         The Shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

         Receipt is acknowledged of this Proxy Statement for the Special Meeting of Shareholders to be held on April __, 1997.

Signature   Date

Signature (if Shares held jointly)   Date

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE


In voting on each of Proposals Two through Eight, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated ad if they were voted AGAINST the Proposal.

PROPOSAL ONE: ELECTION OF TRUSTEES

[ ] For all nominees listed below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY for all nominees listed below. To withhold authority to vote for any individual nominee, strike a line through the nominee's name.

    Robert C. Brown, Donald H. Burkhart, James C. Harris, John Y.
Keffer, Richard M. Leach. John S. McCune, Timothy J. Penny and
Donald C. Willeke

PROPOSAL TWO: To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May
31, 1997.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL THREE: To approve a new investment policy permitting a Fund to invest all or a portion of its assets in one or more investment companies and related amendments to certain fundamental investment policies and the Fund's investment advisory agreement to accommodate these investments.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL SEVEN: To approve subadvisory agreements among Norwest, Peregrine Capital Management, Inc., and the Trust, on behalf of the Fund.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL NINE: To approve an amendment to the Fund's investment objecitve.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

Norwest Advantage Funds - Small Cap Opportunities Fund

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Thomas G. Sheehan and David I. Goldstein (or if any one shall act, then that one) proxies with power of substitution to vote all of the shares of Small Cap Opportunities Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders of [Norwest Advantage Funds] (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on April __, 1997, at 10:00 a.m., and at any adjournment or adjournments thereof.

         The Shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

         Receipt is acknowledged of this Proxy Statement for the Special Meeting of Shareholders to be held on April __, 1997.

Signature   Date

Signature (if Shares held jointly)   Date

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE


In voting on each of Proposals Two through Eight, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated ad if they were voted AGAINST the Proposal.

PROPOSAL ONE: ELECTION OF TRUSTEES

[ ] For all nominees listed below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY for all nominees listed below. To withhold authority to vote for any individual nominee, strike a line through the nominee's name.

    Robert C. Brown, Donald H. Burkhart, James C. Harris, John Y.
Keffer, Richard M. Leach. John S. McCune, Timothy J. Penny and
Donald C. Willeke

PROPOSAL TWO: To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May
31, 1997.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL THREE: To approve a new investment policy permitting a Fund to invest all or a portion of its assets in one or more investment companies and related amendments to certain fundamental investment policies and the Fund's investment advisory agreement to accommodate these investments.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

Norwest Advantage Funds - Contrarian Stock Fund

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Thomas G. Sheehan and David I. Goldstein (or if any one shall act, then that one) proxies with power of substitution to vote all of the shares of Contrarian Stock Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders of [Norwest Advantage Funds] (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on April __, 1997, at 10:00 a.m., and at any adjournment or adjournments thereof.

         The Shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

         Receipt is acknowledged of this Proxy Statement for the Special Meeting of Shareholders to be held on April __, 1997.

Signature   Date

Signature (if Shares held jointly)   Date

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE


In voting on each of Proposals Two through Eight, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated ad if they were voted AGAINST the Proposal.

PROPOSAL ONE: ELECTION OF TRUSTEES

[ ] For all nominees listed below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY for all nominees listed below. To withhold authority to vote for any individual nominee, strike a line through the nominee's name.

    Robert C. Brown, Donald H. Burkhart, James C. Harris, John Y.
Keffer, Richard M. Leach. John S. McCune, Timothy J. Penny and
Donald C. Willeke

PROPOSAL TWO: To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May
31, 1997.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL THREE: To approve a new investment policy permitting a Fund to invest all or a portion of its assets in one or more investment companies and related amendments to certain fundamental investment policies and the Fund's investment advisory agreement to accommodate these investments.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL EIGHT: To approve subadvisory agreements among Norwest, United Capital Management, and the Trust, on behalf of the Fund.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

Norwest Advantage Funds - International Fund

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Thomas G. Sheehan and David I. Goldstein (or if any one shall act, then that one) proxies with power of substitution to vote all of the shares of International Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders of [Norwest Advantage Funds] (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on April __, 1997, at 10:00 a.m., and at any adjournment or adjournments thereof.

         The Shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

         Receipt is acknowledged of this Proxy Statement for the Special Meeting of Shareholders to be held on April __, 1997.

Signature   Date

Signature (if Shares held jointly)   Date

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE


In voting on each of Proposals Two through Eight, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated ad if they were voted AGAINST the Proposal.

PROPOSAL ONE: ELECTION OF TRUSTEES

[ ] For all nominees listed below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY for all nominees listed below. To withhold authority to vote for any individual nominee, strike a line through the nominee's name.

    Robert C. Brown, Donald H. Burkhart, James C. Harris, John Y.
Keffer, Richard M. Leach. John S. McCune, Timothy J. Penny and
Donald C. Willeke

PROPOSAL TWO: To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May
31, 1997.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL THREE: To approve a new investment policy permitting a Fund to invest all or a portion of its assets in one or more investment companies and related amendments to certain fundamental investment policies and the Fund's investment advisory agreement to accommodate these investments.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN


47180160.DF0